UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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Pioneer Natural Resources Company
(Name of Registrant as Specified in Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PIONEER NATURAL RESOURCES COMPANY
5205 North O'Connor Boulevard
Suite 200
Irving, Texas 75039

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Pioneer Natural Resources Company:

Notice is hereby given that the Annual Meeting of Stockholders of Pioneer Natural Resources Company (“Pioneer” or the "Company") will be held at 5205 North O’Connor Boulevard, Suite 250, Irving, Texas 75039, on Thursday, May 17, 2012, at 9:00 a.m. Central Time (the "Annual Meeting").  The Annual Meeting is being held for the following purposes:

1.	To elect four Class III Directors, each for a term of three years.

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the annual election of directors.

3.
To approve an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan to extend the term of the plan, increase the number of shares issuable under the plan by 500,000 shares and reduce the period of time an employee must be employed by the Company in order to be eligible to participate in the plan.

4.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2012.

5.	To hold an advisory vote to approve named executive officer compensation.

6.	To consider a stockholder proposal, if properly presented at the Annual Meeting.

7.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These proposals are described in the accompanying proxy materials.  You will be able to vote at the Annual Meeting only if you were a stockholder of record at the close of business on March 22, 2012. In the event there are not sufficient votes for a quorum or to approve the forgoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

In accordance with rules approved by the Securities and Exchange Commission, beginning on or about April 5, 2012, the Company mailed a Notice of Internet Availability of Proxy Materials to its stockholders containing instructions on how to access the proxy statement and vote online and made proxy materials available to the stockholders over the Internet.  Instructions for requesting a paper copy of the proxy materials are contained on the Notice of Internet Availability.

YOUR VOTE IS IMPORTANT

Please vote over the internet at  www.cstproxyvote.com or by phone at 1-866-894-0537 promptly so that your shares may be voted in accordance with your wishes and so we may have a quorum at the Annual Meeting.  If you received a paper copy of the proxy materials (which includes the proxy card), you may also vote by completing, signing and returning the paper proxy card by mail.

By Order of the Board of Directors,

Mark H. Kleinman
Secretary

Irving, Texas
April 5, 2012

PIONEER NATURAL RESOURCES COMPANY
5205 North O'Connor Boulevard
Suite 200
Irving, Texas 75039

PROXY STATEMENT

2012 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors of the Company (the “Board”) requests your Proxy for the Annual Meeting of Stockholders that will be held Thursday, May 17, 2012, at 9:00 a.m. Central Time, at 5205 North O’Connor Boulevard, Suite 250, Irving, Texas 75039.  By granting the Proxy, you authorize the persons named on the Proxy to represent you and vote your shares at the Annual Meeting.  Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.

If you attend the Annual Meeting, you may vote in person.  If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper Proxy.  You may revoke the Proxy in writing at any time before it is exercised at the Annual Meeting by (i) delivering a written notice of the revocation to the Secretary of the Company at 5205 North O’Connor Boulevard, Suite 200, Irving, Texas 75039 no later than May 16, 2012, (ii) submitting a new Proxy electronically through the internet or by phone, (iii) signing and delivering to the Secretary of the Company at 5205 North O’Connor Boulevard, Suite 200, Irving, Texas 75039 a new Proxy with a later date, or (iv) attending the Annual Meeting and voting your shares in person.  Your attendance at the Annual Meeting will not revoke the Proxy unless you give written notice of revocation to the Company’s Secretary before the Proxy is exercised or unless you vote your shares in person at the Annual Meeting.

ELECTRONIC AVAILABILITY OF PROXY STATEMENT AND ANNUAL REPORT

As permitted under the rules of the Securities and Exchange Commission (the "SEC"), the Company is making this Proxy Statement and its Annual Report available to its stockholders electronically via the internet. The Company is sending on or about April 5, 2012, a Notice Regarding the Availability of Proxy Materials (the "Notice") to its stockholders of record as of the close of business on March 22, 2012.  This Notice includes (i) instructions on how to access the Company's proxy materials electronically, (ii) the date, time and location of the Annual Meeting, (iii) a description of the matters intended to be acted upon at the Annual Meeting, (iv) a list of the materials being made available electronically, (v) instructions on how a stockholder can request paper or e-mail copies of the Company's proxy materials, (vi) any control/identification numbers that a stockholder needs to access the Proxy, and (vii) information about attending the Annual Meeting and voting in person.

Stockholders of Record and Beneficial Owners

Most of the Company's stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with the Company's transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice is being sent directly to you by the Company’s agent. As a stockholder of record, you have the right to vote by Proxy or to vote in person at the Annual Meeting.  If you received a paper copy of the proxy materials by mail instead of the Notice, the proxy materials include a proxy card for the Annual Meeting.

Beneficial Owners. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and the Notice will be forwarded to you by your broker or nominee. The broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker how to vote. Beneficial owners that receive the Notice by mail from the stockholder of record should follow the instructions included in the Notice to view the Proxy Statement and transmit voting instructions.  If you received a paper copy of the proxy materials by mail instead of the Notice, the proxy materials include a proxy card for the Annual Meeting.

QUORUM AND VOTING

Voting Stock.  The Company's common stock is the only class of securities that entitles holders to vote generally at meetings of the Company's stockholders.  Each share of common stock outstanding on the record date is entitled to one vote. An automated system that the Company's transfer agent administers will tabulate the votes.

Record Date.  The record date for stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 22, 2012.  As of the record date, 123,013,926 shares of common stock were outstanding and entitled to be voted at the Annual Meeting.

Quorum and Adjournments.  The presence, in person or by Proxy, of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

If a quorum is not present, the stockholders entitled to vote who are present in person or by Proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present.  At any reconvened Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

Effect of Broker Non-Votes and Abstentions; Vote Required.  If you are a beneficial owner whose shares are held of record by a broker, you will receive instructions from your broker or other nominee describing how to vote your shares.  If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange (“NYSE”).

There are also non-discretionary matters for which brokers and other nominees do not have discretionary authority to vote unless they receive timely instructions from you.  A broker non-vote results when a broker or other nominee does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker or other nominee should vote your shares and the broker or other nominee indicates it does not have authority to vote such shares on its Proxy.  Although broker non-votes will be counted as present at the Annual Meeting for purposes of determining a quorum, they will be treated as not entitled to vote with respect to non-discretionary matters.

If your shares are held in street name and you do not give voting instructions, pursuant to NYSE Rule 452, the record holder will not be permitted to vote your shares with respect to the election of directors (Item 1), the amendment to the Company’s Amended and Restated Certificate of Incorporation (Item 2), the amendment to the Company’s Amended and Restated Employee Stock Purchase Plan (Item 3), the advisory vote regarding executive compensation (Item 5) and the stockholder proposal (Item 6), and your shares will therefore be considered “broker non-votes” with respect to these proposals. If your shares are held in street name and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares in its discretion with respect to the ratification of selection of the Company’s independent registered public accounting firm (Item 4).

Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting.

The Company’s Bylaws, as amended and restated by the Board in January 2012, provide that the election of directors (Item 1) shall be decided by the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting. In order for a director nominee to be elected, the number of votes cast "For" the nominee must exceed the number of votes cast "Against" the nominee. Abstentions and broker non-votes will not be counted as votes cast either “For” or “Against” any nominee for director and will have no effect on the outcome of the vote for directors.

The approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the annual election of directors (Item 2) requires the affirmative vote of the holders of not less than 66 2/3% of the votes entitled to be cast by the holders of all of the shares outstanding as of the record date. For this purpose, abstentions and broker non-votes will have the same effect as votes cast “Against” this proposal.

The approval of the amendment to the Company’s Amended and Restated Employee Stock Purchase Plan (Item 3) requires the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the Annual Meeting and entitled to vote.  Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" the proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

Ratification of the appointment of the Company’s independent registered public accounting firm (Item 4) requires the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the Annual Meeting and entitled to vote. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" the proposal.

The advisory vote to approve named executive officer compensation (Item 5) requires the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the Annual Meeting and entitled to vote. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" the proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, the Compensation and Management Development Committee will take into account the outcome of the vote when considering future executive compensation decisions.

The approval of the stockholder proposal (Item 6) requires the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the Annual Meeting and entitled to vote. Abstentions will be counted in determining the total number of shares "entitled to vote" on this proposal and will have the same effect as a vote "Against" the proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

Default Voting.  A Proxy that is properly completed and submitted will be voted at the Annual Meeting in accordance with the instructions on the Proxy.  If you properly complete and submit a Proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•	FOR the election of the four persons named in this Proxy Statement as the Board of Directors' nominees for election as Class III Directors.

•	FOR approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for the annual election of directors.

•
FOR the approval of the amendment to the Company's Amended and Restated Employee Stock Purchase Plan to extend the term of the plan, increase the number of shares issuable under the plan by 500,000 shares and reduce the period of time an employee must be employed by the Company in order to be eligible to participate in the plan.

•	FOR the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for 2012.

•	FOR the advisory vote to approve named executive officer compensation.

•	AGAINST the stockholder proposal.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted in accordance with the discretion of the holders of the Proxy.  The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

PARTICIPANTS IN THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN

Participants in the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan (the "401(k) Plan") who have shares of common stock credited to their plan account as of the record date will have the right to direct the 401(k) Plan trustee regarding how to vote those shares.  The trustee will vote the shares in a participant's 401(k) Plan account in accordance with the participant's instructions or, if no instructions are received prior to 5:00 p.m., Eastern time on May 14, 2012, the shares credited to that participant's account will be voted by the trustee in the same proportion as it votes shares for which it did receive timely instructions. Information as to how participants voted the shares credited to their 401(k) Plan account will not be disclosed to the Company.

If a participant holds common stock outside of the 401(k) Plan, the participant will need to vote those shares separately.

ITEM ONE

ELECTION OF DIRECTORS

The Board of Directors has nominated the following individuals for election as Class III Directors of the Company to serve for a three year term to expire in 2015 and until either they are re-elected or their successors are elected and qualified:

Thomas D. Arthur
Andrew F. Cates
Scott J. Reiman
Scott D. Sheffield

Messrs. Arthur, Cates, Reiman and Sheffield are currently serving as directors of the Company. Their biographical information is contained in the “Directors and Executive Officers” section below.

In January 2012, the Board of Directors amended the Company’s Bylaws to provide for the election of directors by the majority vote of stockholders in uncontested elections. This means the number of votes cast “For” a nominee’s election must exceed the number of votes cast “Against” such nominee’s election in order for him or her to be elected to the Board. As a condition to being nominated, each nominee for director is required to submit an irrevocable letter of resignation that becomes effective if the nominee does not receive a majority of the votes cast and the Board decides to accept the resignation.  If any of the above director nominees does not receive a majority of the votes cast for his election, the Board of Directors will act on the tendered resignation within 90 days after the date of the certification of the election results. If the resignation is not accepted, the Board will publicly disclose its decision and its primary rationale, and the director will continue to serve as a director until his successor is elected and qualified. If the Board accepts the resignation, the Board may fill the vacancy in accordance with the Company’s Bylaws or may decrease the size of the Board. In addition, in the case of Mr. Sheffield, his severance agreement provides that his failure to be re-elected constitutes “good reason” under his severance agreement whether or not his resignation is accepted by the Board, which would entitle him to terminate his employment and receive the benefits described in the section below entitled “Potential Payments upon Termination or Change in Control.”

The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected.  If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company's directors will be reduced or the persons acting under the Proxy will vote for the election of a substitute nominee that the Board of Directors recommends.

The Board of Directors unanimously recommends that stockholders vote FOR the election of each of the nominees.

DIRECTORS AND EXECUTIVE OFFICERS

Directors

The Company currently has a classified Board of Directors, with directors divided into three classes.  Directors in each class are elected to serve for three-year terms and until either they are re-elected or their successors are elected and qualified.  Each year, the directors of one class stand for reelection as their terms of office expire.  The following table sets forth certain information, as of the date of this Proxy Statement, regarding the Company’s director nominees and other directors.

	Position and Offices	Age
Class I Directors (Term expires in 2013)
Andrew D. Lundquist	Director	51
Charles E. Ramsey, Jr.	Director	75
Frank A. Risch	Director	69

Class II Directors (Term expires in 2014)
Edison C. Buchanan	Director	57
R. Hartwell Gardner	Director	77
J. Kenneth Thompson	Director	60
Jim A. Watson	Director	73

Class III Director Nominees (For term expiring in 2015)
Scott D. Sheffield	Chairman of the Board and Chief Executive Officer	59
Thomas D. Arthur	Director	67
Andrew F. Cates	Director	41
Scott J. Reiman	Director	47

Set forth below is biographical information about each of the Company's Directors and nominees for Director.

Scott D. Sheffield.  Mr. Sheffield, a distinguished graduate of The University of Texas with a Bachelor of Science degree in Petroleum Engineering, has held the position of Chief Executive Officer for the Company since August 1997 and assumed the position of Chairman of the Board of Directors for the Company in August 1999.  Mr. Sheffield was elected Chief Executive Officer and Director of Pioneer Natural Resources GP LLC (“Pioneer GP”), the general partner of Pioneer Southwest Energy Partners L.P., a 52 percent-owned subsidiary of the Company (“Pioneer Southwest”), in June 2007 and Chairman of the Board of Pioneer GP in May 2008.  He was President of the Company from August 1997 to November 2004.  He was the Chairman of the Board of Directors and Chief Executive Officer of Parker & Parsley Petroleum Company, a predecessor of the Company ("Parker & Parsley"), from October 1990 until the Company was formed in August 1997.  Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979.  Mr. Sheffield served as Vice President - Engineering of PPDC from September 1981 until April 1985, when he was elected President and a Director. In March 1989, Mr. Sheffield was elected Chairman of the Board of Directors and Chief Executive Officer of PPDC.  Before joining PPDC, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company. The Board believes that Mr. Sheffield is qualified to serve on the Company’s Board of Directors based on his experience and education, as summarized above, and particularly, his role as Chief Executive Officer of the Company, his educational background and work experience in petroleum engineering, his deep knowledge of the Company resulting from his long tenure with the Company and its predecessor, and his extensive knowledge of the energy industry.

Thomas D. Arthur.  Mr. Arthur became a Director of the Company in June 2009.  Mr. Arthur received his undergraduate degree from the University of North Carolina at Chapel Hill in 1966, and a Master of Business Administration from East Carolina University in 1971.  From 1966 to 1969, he served in the U.S. Army as an infantry lieutenant.  From 1971 until 1974, Mr. Arthur was Vice President of a Florida based investment banking firm.  He joined Havatampa Corporation in Tampa, Florida in 1974 as Chief Financial Officer, and then later served as Chief Operating Officer.  In 1978, the cigar manufacturing business of Havatampa Corporation was purchased by Havatampa Incorporated, of which Mr. Arthur was President, Chief Executive Officer and majority shareholder until its sale in 1997.  Since 1998, he has been engaged in private investments.  He serves on the boards of numerous community organizations. Messrs. Arthur, Cates and Reiman were elected pursuant to an agreement with Southeastern Asset Management, Inc. (“Southeastern”) under which the Company agreed to nominate three individuals for election to the Board at the Company’s 2009 Annual Meeting of Stockholders.  At the time of this agreement, Southeastern was the Company’s largest stockholder.  In reviewing Southeastern’s recommendation of Mr. Arthur in 2009, the Board concluded, and currently believes, that his prior senior executive experience qualifies him to serve on the Board of Directors.

Edison C. Buchanan.  Mr. Buchanan received a Bachelor of Science degree in Civil Engineering from Tulane University in 1977 and a Master of Business Administration in Finance and International Business from Columbia University Graduate School of Business in 1981.  From 1981 to 1997, Mr. Buchanan was a Managing Director of various groups in the Investment Banking Division of Dean Witter Reynolds in their New York and Dallas offices.  In 1997, Mr. Buchanan joined Morgan Stanley Dean Witter as a Managing Director in the Real Estate Investment Banking group.  In 2000, Mr. Buchanan became Managing Director and head of the domestic Real Estate Investment Banking Group of Credit Suisse First Boston.  Mr. Buchanan became a Director of the Company in 2002.  Mr. Buchanan also served on the Board of Directors of MFA Financial, Inc. from March 2004 through May 2011. The Board believes that Mr. Buchanan is qualified to serve on the Company’s Board of Directors based on his experience and education, as summarized above, and particularly, his financial education, his extensive experience of over twenty years in investment banking, and his management experience as a senior executive with a large institution.

Andrew F. Cates.  Mr. Cates became a Director of the Company in June 2009. Mr. Cates earned a Bachelor of Business Administration in Finance at the University of Texas at Austin.  Mr. Cates founded RVC USA, LP, a developer and operator of outdoor resorts, and he is the President of its corporate general partner, RVC USA Management, LLC, which he owns and operates.  He is also the Managing Member of Value Acquisition Fund, an acquisition, development, and asset management company founded by him in 2004.  Mr. Cates has acquired and asset managed commercial real estate throughout the southeastern United States within various entities.  In 1993, Mr. Cates began his real estate career in Dallas, Texas, where he worked as an Analyst at Trammell Crow Company Capital Markets Group, and in 1995, he became an Associate for Crow Family Holdings.  Mr. Cates currently serves on numerous civic and charitable boards.   Messrs. Arthur, Cates and Reiman were elected pursuant to the agreement with Southeastern under which the Company agreed to nominate three individuals for election to the Board at the Company’s 2009 Annual Meeting of Stockholders.  In reviewing Southeastern’s recommendation of Mr. Cates in 2009, the Board, while noting that he is the brother of the President of Southeastern, concluded, and currently believes, that his senior executive experience and experience in business operations and asset management, as well as evaluating investments, qualifies him to serve on the Board of Directors.

R. Hartwell Gardner.  Mr. Gardner became a Director of the Company in August 1997. He served as a Director of Parker & Parsley from November 1995 until August 1997.  Mr. Gardner graduated from Colgate University with a Bachelor of Arts degree in Economics and then earned a Master of Business Administration from Harvard University. Until October 1995, Mr. Gardner was the Treasurer of Mobil Oil Corporation and Mobil Corporation from 1974 and 1976, respectively.  Mr. Gardner is a member of Financial Executives International where he served as Chairman in 1986 and 1987 and is a Director and Chairman of the Investment Committee of Oil Investment Corporation Ltd. and Oil Casualty Investment Corporation Ltd. in Hamilton, Bermuda. The Board believes that Mr. Gardner is qualified to serve on the Company’s Board of Directors based on his experience and education, as summarized above, and particularly, his graduate education, his deep knowledge of the Company resulting from his long tenure with the Company and its predecessor, and his knowledge of accounting and finance and management experience developed as an executive of a major integrated oil company.

Andrew D. Lundquist. Mr. Lundquist received a Bachelor of Science degree in Business Administration (Finance) from the University of Alaska and a Juris Doctorate from Catholic University Columbus School of Law.  He joined the Company's Board of Directors in September 2004, in accordance with the terms of the Company's merger with Evergreen Resources, Inc. after having served as an independent director on the Board of Directors of Evergreen Resources, Inc. since November 2002.  During 2001, Mr. Lundquist served as the Director of The White House National Energy Policy Development Group, which directed the cabinet-level task force created by the President and headed by the Vice President that produced the President's National Energy Policy. At that same time, he also served as Senior Advisor to the President and Vice President on energy issues.  Mr. Lundquist was the Majority Staff Director of the U.S. Senate Energy and Natural Resources Committee from 1998 to 2001.  Since March 2002, Mr. Lundquist has served as the Managing Partner of BlueWater Strategies LLC, a Washington, D.C.-based consulting firm that provides analytic and strategic advice to senior executives of corporations.  Mr. Lundquist also serves as Director of Coeur d'Alene Mines Corporation, a company engaged in the operation, ownership, development and exploration of silver and gold mining property. The Board believes that Mr. Lundquist is qualified to serve on the Company’s Board of Directors based on his experience and education, as summarized above, and particularly, his education in the law, and his experience in federal government service and in the provision of government relations advice, including over 20 years as an advisor on energy policy issues.

Charles E. Ramsey, Jr.  Mr. Ramsey is a graduate of the Colorado School of Mines with a Petroleum Engineering degree and a graduate of the Smaller Company Management program at the Harvard Graduate School of Business Administration.  Mr. Ramsey has served as a Director of the Company since August 1997. Mr. Ramsey served as a Director of Parker & Parsley from October 1991 until August 1997.  From June 1958 until June 1986, Mr. Ramsey held various engineering and management positions in the oil and gas industry and, for six years before October 1991, was a Senior Vice President in the Corporate Finance Department of Dean Witter Reynolds Inc. in its Dallas, Texas office.  His industry experience includes 12 years of senior management experience with May Petroleum Inc. in the positions of President, Chief Executive Officer and Executive Vice President.  Mr. Ramsey is also a former director of MBank Dallas, the Dallas Petroleum Club and Lear Petroleum Corporation. The Board believes that Mr. Ramsey is qualified to serve on the Company’s Board of Directors based on his experience and education, as summarized above, and particularly, his educational background in petroleum engineering and advanced degree in management, his deep knowledge of the Company resulting from his long tenure with the Company and its predecessor, his financial experience in the investment banking industry and his extensive knowledge of the energy industry through education as well as a career of over 25 years in operational and executive positions with oil and gas companies.

Scott J. Reiman.  Mr. Reiman became a Director of the Company in June 2009.  Mr. Reiman graduated from the University of Denver in 1987 with a Bachelor of Science in Business Administration in Finance.  Mr. Reiman is the founder of Hexagon Investments, a private investment company, and has served as President since 1992.  Mr. Reiman has been a member of the Board of Trustees at the University of Denver since 1999 and chairs its Investment Committee.  Mr. Reiman also serves on many other civic boards of directors and is currently a member of the Mayor's Financial Management Task Force for the City of Denver.  Messrs. Arthur, Cates and Reiman were elected pursuant to the agreement with Southeastern under which the Company agreed to nominate three individuals for election to the Board at the Company’s 2009 Annual Meeting of Stockholders.  In reviewing Southeastern’s recommendation of Mr. Reiman in 2009, the Board concluded, and currently believes, that his experience founding his own investment company and analyzing investments qualifies him to serve on the Board of Directors.

Frank A. Risch.  Mr. Risch holds a Bachelor of Science degree in Business Administration from Pennsylvania State University and a Master of Science degree in industrial administration from Carnegie Mellon University.  Mr. Risch joined Exxon Corporation in 1966 as a financial analyst in New York and subsequently held various positions in finance, planning, marketing and general management with Exxon and its operating affiliates in the U.S. and abroad for nearly 38 years.  Mr. Risch retired in 2004 as Vice President and Treasurer (and Principal Financial Officer) of Exxon Mobil Corporation.  He was appointed to the Company's Board of Directors in August 2005.  He is a member of the Business Board of Advisors of the Tepper School of Business at Carnegie Mellon University.  He is active in civic and community organizations, serving as Chairman of the Board of the Dallas Theater Center; Vice Chairman of the Board of Communities Foundation of Texas; member of the Board of the ATT Performing Arts Center and Dallas CASA (Court Appointed Special Advocates).  He is a member of the Financial Executives International. The Board believes that Mr. Risch is qualified to serve on the Company’s Board of Directors based on his experience and education, as summarized above, and particularly, his extensive experience as an employee and executive in the oil and gas industry for almost 40 years, including his role, at the time of his retirement, as principal financial officer of Exxon Mobil Corporation.

J. Kenneth Thompson.  Mr. Thompson became a Director of the Company in August 2011.  He received a Bachelor of Science in Petroleum Engineering from Missouri University of Science & Technology. He has served as the President and Chief Executive Officer of Pacific Star Energy LLC, a privately held energy investment firm in Alaska, since September 2000, and as Managing Director of Alaska Venture Capital Group LLC, a privately held oil and gas exploration company, since December 2004. Mr. Thompson’s experience includes serving as Executive Vice President of ARCO’s Asia Pacific oil and gas operating companies in Alaska, California, Indonesia, China and Singapore from 1998 to 2000, and President and Chief Executive Officer of ARCO Alaska, Inc., the parent company’s oil and gas producing division based in Anchorage, from June 1994 to January 1998. Mr. Thompson also serves as Director of Coeur d'Alene Mines Corporation, a company engaged in the operation, ownership, development and exploration of silver and gold mining property, Alaska Air Group, Inc., a holding company for Alaska Airlines and Horizon Air Industries, and Tetra Tech, Inc., an engineering consulting firm.  The Board believes that Mr. Thompson is qualified to serve on the Company’s Board of Directors based on his experience and education, as summarized above, and particularly, his educational background in petroleum engineering and his senior executive experience with a major integrated oil company, including the role of CEO, which bring to the Board significant leadership, risk management, operations, strategic planning, engineering, environmental, safety and regulatory experience.

Jim A. Watson. Mr. Watson became a Director of the Company in September 2004.  He earned a Bachelor of Arts degree from The University of Texas in 1962 and graduated, with honors, from The University of Texas School of Law in 1964.  Mr. Watson has served as Senior Counsel for the law firm of Carrington, Coleman, Sloman, & Blumenthal, L.L.P. in Dallas, Texas since June 2003.  Before then, he was a partner at the law firm of Vinson & Elkins L.L.P. in Dallas, Texas.  From 1987 to 1995, he held the position of Adjunct Professor at The University of Texas School of Law and from 2000 to 2004, Mr. Watson was Chairman of the Advisory Board of the Clement Center for Southwestern Studies at Southern Methodist University.  Since 1989, Mr. Watson has been included in The Best Lawyers in America.  The Board believes that Mr. Watson is qualified to serve on the Company’s Board of Directors based on his experience and education, as summarized above, and particularly, his education in the law, and his extensive experience of over 40 years as a corporate attorney.

Executive Officers

The following table sets forth certain information, as of the date of this Proxy Statement, regarding the Company’s executive officers.  All of the Company’s executive officers serve at the discretion of the Board. There are no family relationships among any of the Company’s directors or executive officers.

Name	Age	Position

Scott D. Sheffield	59	Chairman of the Board and Chief Executive Officer
Timothy L. Dove	55	President and Chief Operating Officer
Mark S. Berg	53	Executive Vice President and General Counsel
Chris J. Cheatwood	51	Executive Vice President, Business Development and Geoscience
Richard P. Dealy	46	Executive Vice President and Chief Financial Officer
William F. Hannes	52	Executive Vice President, South Texas Operations
Danny L. Kellum	57	Executive Vice President, Permian Operations
Jay P. Still	50	Executive Vice President, Domestic Operations
Frank W. Hall	61	Vice President and Chief Accounting Officer

Mr. Sheffield’s biographical information may be found above under “Directors.”

Timothy L. Dove.  Mr. Dove was elected the Company’s President and Chief Operating Officer in November 2004.  Mr. Dove was also elected President and Chief Operating Officer of Pioneer GP in June 2007.  Mr. Dove held the positions for the Company of Executive Vice President and Chief Financial Officer from February 2000 to November 2004 and Executive Vice President - Business Development from August 1997 to January 2000.  Mr. Dove joined Parker & Parsley in May 1994 as Vice President - International and was promoted to Senior Vice President - Business Development in October 1996, in which position he served until August 1997.  Before joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp., in various capacities in international exploration and production, marketing, refining, and planning and development.  Mr. Dove earned a Bachelor of Science degree in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his Master of Business Administration in 1981 from the University of Chicago.

Mark S. Berg. Mr. Berg was elected the Company’s Executive Vice President and General Counsel when he joined the Company in April 2005.  Mr. Berg was also elected Executive Vice President, General Counsel and Assistant Secretary of Pioneer GP in June 2007.  Prior to joining the Company, Mr. Berg served as Executive Vice President, General Counsel and Secretary of American General Corporation, a Fortune 200 diversified financial services company, from 1997 through 2002.  Subsequent to the sale of American General to American International Group, Inc., Mr. Berg joined Hanover Compressor Company as Senior Vice President, General Counsel and Secretary.  He served in that capacity from May 2002 through April 2004.  Mr. Berg began his career in 1983 with the Houston-based law firm of Vinson & Elkins L.L.P.  He was a partner with the firm from 1990 through 1997.  Mr. Berg graduated Magna Cum Laude and Phi Beta Kappa with a Bachelor of Arts degree from Tulane University in 1980.  He earned his Juris Doctorate with honors from The University of Texas Law School in 1983.

“

Chris J. Cheatwood.  Mr. Cheatwood was elected the Company’s Executive Vice President, Business Development and Geoscience in November of 2011.  Mr. Cheatwood also serves as Executive Vice President, Business Development and Technology of Pioneer GP.  Mr. Cheatwood had previously served the Company as Executive Vice President, Business Development and Technology since February 2010, as Executive Vice President, Geoscience November 2007 until February 2010, as Executive Vice President - Worldwide Exploration from January 2002 until November 2007, as Senior Vice President - Exploration from December 2000 to January 2002, and as Vice President - Domestic Exploration from July 1998 to December 2000.  Before joining the Company, Mr. Cheatwood spent ten years with Exxon Corporation.  Mr. Cheatwood is a graduate of the University of Oklahoma with a Bachelor of Science degree in Geology and earned his Master of Science degree in Geology from the University of Tulsa.

Richard P. Dealy. Mr. Dealy was elected the Company’s Executive Vice President and Chief Financial Officer in November 2004.  Mr. Dealy was also elected Executive Vice President, Chief Financial Officer, Treasurer and Director of Pioneer GP in June 2007.  Mr. Dealy held positions for the Company as Vice President and Chief Accounting Officer from February 1998 to November 2004, and Vice President and Controller from August 1997 to January 1998.  Mr. Dealy joined Parker & Parsley in July 1992 and was promoted to Vice President and Controller in 1995, in which position he served until August 1997.  He is a Certified Public Accountant, and before joining Parker & Parsley, he was employed by KPMG LLP.  Mr. Dealy graduated with honors from Eastern New Mexico University with a Bachelor of Business Administration degree in Accounting and Finance.

William F. Hannes.  Mr. Hannes was elected the Company’s Executive Vice President - South Texas Operations in February 2010.  Mr. Hannes had previously served the Company as Executive Vice President - Business Development since December 2007, and Executive Vice President - Worldwide Business Development from November 2005 to December 2007.  Mr. Hannes joined Parker & Parsley in July 1997 as Director of Business Development, and continued to serve the Company in this capacity after the Company's formation in August 1997 until he was promoted to Vice President – Engineering and Development in June 2001, which position he held until November 2005.  Prior to joining Parker & Parsley, Mr. Hannes held engineering positions with Mobil and Superior Oil.  He graduated from Texas A&M University in 1981 with a Bachelor of Science degree in Petroleum Engineering.

Danny L. Kellum.  Mr. Kellum, who received a Bachelor of Science degree in Petroleum Engineering from Texas Tech University in 1979, was elected the Company’s Executive Vice President - Permian Operations in February 2010.  Mr. Kellum also serves as a director and Executive Vice President, Permian Operations of Pioneer GP.  Mr. Kellum had previously served the Company as Executive Vice President - Domestic Operations since May 2000, and as Vice President - Domestic Operations from January 2000 until May 2000, and Vice President - Permian Division from August 1997 until December 1999. Mr. Kellum joined Parker & Parsley as an operations engineer in 1981 after a brief career with Mobil Oil Corporation, and his service with Parker & Parsley included serving as Spraberry District Manager from 1989 until 1994 and as Vice President of the Spraberry and Permian Division until August 1997.

Jay P. Still.  Mr. Still was elected the Company’s Executive Vice President - Domestic Operations in November 2007. Prior to that time, Mr. Still held the positions of Executive Vice President, Western Division from November 2005, Vice President, Western Division from September 2004 to November 2005, Vice President, Gulf of Mexico from July 2001 to September 2004 and Vice President of Operations for a former subsidiary of the Company located in Argentina from November 1997 to July 2001.  Mr. Still joined Parker & Parsley in January 1995 as Director of Engineering Development and continued to serve the Company in this capacity after the Company's formation in August 1997.  Prior to joining Parker & Parsley, Mr. Still spent ten years with Mobil in various drilling, operations and reservoir engineering assignments focusing on the Gulf of Mexico before moving into international business development activities.  Mr. Still earned his Masters in Business Administration at Loyola University and a Bachelor of Science in Mechanical Engineering from Texas A&M University.

Frank W. Hall.  Mr. Hall was elected the Company’s Vice President and Chief Accounting Officer in May 2008.  Mr. Hall was also elected Vice President and Chief Accounting Officer of Pioneer GP in May 2008.  Prior to that time, Mr. Hall held the positions for the Company of Corporate Controller from March 2007, Assistant Controller from January 2005 to March 2007 and Manager of Financial Reporting from September 1998 to January 2005.  From 1989 to 1998, Mr. Hall was an employee of Oryx Energy Company, where he held Senior Financial Analyst positions in Financial Planning and Financial Reporting.  He was a partner in the certified public accounting firm of Hall, Brock & Co. from 1983 to 1989; the Controller of Riddle Oil Company from 1980 to 1983; and a member of the audit staff of Touche Ross & Co. from 1977 to 1980.  Mr. Hall graduated with highest honors from the University of Dallas with a Master of Business Administration in Corporate Finance and graduated from the University of Texas at San Antonio with a Bachelor of Business Administration, where he majored in accounting and business management.

MEETINGS AND COMMITTEES OF DIRECTORS

The Board of Directors of the Company held eleven meetings during 2011, and its independent directors met in executive session five times during 2011.  During 2011, each of the directors attended at least 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which that director served.

The Board of Directors has three standing committees: the Audit Committee, the Compensation and Management Development Committee and the Nominating and Corporate Governance Committee.

Audit Committee.  Information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Report" included herein and also in the "Audit Committee Charter" that is posted on the Company's website at www.pxd.com.  The members of the Audit Committee are Messrs. Gardner (Chairman), Arthur, Ramsey, Risch and Watson.  The Audit Committee held nine meetings during 2011.

Compensation and Management Development Committee.  Responsibilities of the Compensation and Management Development Committee (the "Compensation Committee"), which are discussed in detail in its charter that is posted on the Company's website at www.pxd.com, include among other duties, the responsibility to:

•	periodically review the compensation, employee benefit plans and fringe benefits paid to, or provided for, executive officers of the Company,
•	approve the annual salaries, bonuses and share-based awards paid to the Company's executive officers,
•	periodically review and recommend to the full Board of Directors total compensation for each non-employee director for services as a member of the Board of Directors and its committees,
•	administer the Company's equity plans, and
•	oversee the Company's succession planning.

The Compensation Committee is delegated all authority of the Board of Directors as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate.  Meetings may, at the discretion of the Compensation

Committee, include members of the Company's management, other members of the Board of Directors, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine.

The Vice President, Administration and Risk Management of the Company, or such other officer as may from time to time be designated by the Compensation Committee, acts as the management liaison to the Compensation Committee and works with the Compensation Committee chairperson to prepare an agenda for regularly scheduled meetings.  The Compensation Committee chairperson makes the final decision regarding the agenda for regularly scheduled meetings and develops the agenda for special meetings based on the information supplied by the persons requesting the special meeting.  The Company's Chief Executive Officer (the "CEO") makes recommendations to the Compensation Committee regarding the compensation of other executive officers and provides information to the Compensation Committee regarding the executive officers' performance; however, the Compensation Committee makes all final decisions regarding the executive officers' compensation.

The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation.  The Compensation Committee has sole authority to approve the consultant's fees and other retention terms and has authority to cause the Company to pay the fees and expenses of such consultants.  During 2011, the Compensation Committee engaged the services of Meridian Compensation Partners LLC ("Meridian").  The terms of Meridian’s engagement are set forth in an engagement agreement that provides, among other things, that Meridian is engaged by, and reports only to, the Compensation Committee and will perform the compensation advisory services requested by the Compensation Committee.  Among the services Meridian was asked to perform were apprising the Compensation Committee of compensation-related trends, developments in the marketplace and industry best practices; informing the Compensation Committee of compensation-related regulatory developments; providing peer group survey data to establish compensation ranges for the various elements of compensation; providing an evaluation of the competitiveness of the Company's executive compensation and benefits programs; assessing the relationship between executive pay and performance; advising on the design of the Company's incentive compensation programs, including metric selection and target setting and the design and administration of the Company's performance unit award program; advising the Compensation Committee on director compensation; and providing such additional reports and analyses as requested by the Compensation Committee from time to time.  Meridian does not provide any services to the Company other than its services to the Compensation Committee.

The members of the Compensation Committee are Messrs. Buchanan (Chairman), Cates, Lundquist, Reiman and Thompson.  The Compensation Committee held seven meetings during 2011.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee assists the Board of Directors in evaluating potential new members of the Board of Directors, recommending committee members and structure, and advising the Board of Directors about corporate governance practices.  Additional information regarding the functions performed by the Nominating and Corporate Governance Committee is set forth in the "Corporate Governance" section included herein and also in the "Nominating and Corporate Governance Committee Charter" that is posted on the Company's website at www.pxd.com.  The members of the Nominating and Corporate Governance Committee are Messrs. Arthur, Buchanan, Cates, Gardner, Lundquist, Ramsey, Reiman, Risch, Thompson and Watson.  The Nominating and Corporate Governance Committee held four meetings during 2011.

COMPENSATION OF DIRECTORS

2011 Director Compensation Table

The table below summarizes the compensation paid by the Company to non-employee directors during 2011.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards (1) ($) (c)	All Other Compensation (2) ($) (g)	Total ($) (h)
Thomas D. Arthur	$-	$249,963	$-	$249,963
Edison C. Buchanan	$-	$264,978	$-	$264,978
Andrew F. Cates	$-	$249,963	$-	$249,963
R. Hartwell Gardner	$-	$264,978	$-	$264,978
Andrew D. Lundquist	$-	$249,963	$-	$249,963
Charles E. Ramsey, Jr.	$-	$264,978	$-	$264,978
Scott J. Reiman	$-	$249,963	$-	$249,963
Frank A. Risch	$-	$249,963	$-	$249,963
J. Kenneth Thompson (3)	$-	$274,979	$1,180	$276,159
Jim A. Watson	$-	$249,963	$-	$249,963
___________
(1)
Stock awards represent the aggregate grant date fair value attributable to restricted stock unit awards granted in 2011.  Such awards were determined in accordance with Financial Accounting Standards Board of Accounting Standards Codification Topic 718 ("FASB ASC 718").  Accordingly, the Company valued its restricted stock unit awards based on the market-quoted closing price of the Company's common stock on the last business day prior to the grant date of the awards.  Additional detail regarding the Company's share-based awards is included in Note G of Notes to Consolidated Financial Statements included in "Item 8. Financial Statements and Supplementary Data" in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.  Aggregate director stock awards for which restrictions had not lapsed as of December 31, 2011, totaled (i) 3,115 shares for Messrs. Arthur, Reiman and Cates; (ii) 1,350 shares for Messrs. Buchanan, Gardner and Ramsey; (iii) 1,274 shares for Messrs. Lundquist, Risch and Watson; and (iv) 3,232 shares for Mr. Thompson.  In accordance with director elections, awards for which restrictions had lapsed but for which share issuance has been deferred totaled (i) 22,857 shares for Mr. Buchanan; (ii) 17,861 shares for Mr. Lundquist; and (iii) 8,404 shares for Mr. Watson as of December 31, 2011.  The Company did not issue to the directors any options to purchase the Company's common stock during 2011, and the directors did not hold unexercised stock options as of December 31, 2011.

(2)	All other compensation includes travel and entertainment costs of directors' spouses.
(3)	Mr. Thompson joined the board in August 2011.

General

The elements of compensation for the Company’s non-employee directors for the 2011-2012 director year, which runs from the 2011 Annual Meeting to the 2012 Annual Meeting, are as follows:

•	Each non-employee director received an annual retainer of $250,000, all of which was payable in the form of restricted stock units.
•
The lead director and the chairmen of the Audit Committee and the Compensation Committee each received an additional annual retainer of $15,000, all of which was payable in the form of restricted stock units.

Commencing with the 2012-2013 director year, which begins as of the Annual Meeting, the compensation program for the Company's non-employee directors was changed so that the elements of the program will be as follows:

•	Each non-employee director will receive an annual base retainer fee of $50,000, all of which will be payable in the form of restricted stock units.
•	Each non-employee director will receive an annual grant of restricted stock units, valued at $200,000.
•
The lead director and the chairmen of the Audit Committee and the Compensation Committee each will receive an additional annual retainer of $15,000, all of which will be payable in the form of restricted stock units.

All of the restricted stock units received in payment of directors' fees vest quarterly on a pro rata basis during the director year, and the price that will be used to calculate the number of restricted stock units granted is based on an average of the closing stock prices over the 30 trading days prior to the date of the annual meeting of stockholders.

Unless a deferral election is made, restricted stock units are paid in shares of the Company’s common stock promptly following the vesting date.  Non-employee directors may elect to defer settlement of their restricted stock units until the earliest to occur of (i) their death, (ii) a change in control, (iii) a date certain or (iv) the one-year anniversary of their retirement, resignation, or removal from the Board of Directors.

The vesting of ownership and the lapse of transfer restrictions on restricted stock units awarded to non-employee directors is accelerated in the event of the death or disability of the director or a change in control of the Company.

In August 2011, Mr. Thompson received $125,000 in restricted stock units as the pro rata part of the normal annual compensation for directors, and $150,000 in restricted stock units as a one-time grant in connection with his initial election to the Board of Directors.  The restricted stock units covered by this one-time grant are subject to vesting and transfer restrictions that lapse with respect to one third of the shares each year following the grant over a three-year period.  Retirement before the third anniversary of the grant results in pro rata vesting based on the number of quarterly meetings remaining in the three-year vesting period.

Additionally, each non-employee director is provided information technology support by the Company and is also reimbursed for travel expenses to attend meetings of the Board of Directors or its committees, travel and entertainment expenses for each director's spouse who is invited to accompany directors to meetings of the Board of Directors, director education, seminars and trade publications.  No additional fees are paid for attendance at Board of Directors or committee meetings. The Company's CEO does not receive additional compensation for serving on the Board of Directors.

Stock Ownership Guidelines for Directors

To support the Company's commitment to significant stock ownership, the Company has established an ownership guideline that non-employee directors own stock with a value equal to at least ten times the annual base retainer fee of $50,000.  The non-employee directors have three years after joining the Board of Directors to meet this guideline.  In evaluating compliance by directors with the stock ownership guidelines, the Compensation Committee has established procedures to minimize the effect of stock price fluctuations on the deemed value of the individual's holdings.  All non-employee directors are in compliance with this ownership guideline.

COMPENSATION DISCUSSION AND ANALYSIS

The purpose of this Compensation Discussion and Analysis is to explain the Compensation Committee’s philosophy for determining the compensation program for the Company’s CEO, Chief Financial Officer and three other most highly compensated executive officers for 2011 (the "NEOs”) and to discuss why and how the 2011 compensation package for these executives was implemented.  Following this discussion are tables that include compensation information for the NEOs.  The NEOs for 2011 are as follows:

•	Scott D. Sheffield, Chairman of the Board of Directors and Chief Executive Officer;
•	Timothy L. Dove, President and Chief Operating Officer;
•	Mark S. Berg, Executive Vice President and General Counsel
•	Richard P. Dealy, Executive Vice President and Chief Financial Officer;
•	Chris J. Cheatwood, Executive Vice President, Business Development and Technology; and

Executive Summary

As described in more detail throughout this Compensation Discussion and Analysis, the Company’s executive compensation program is designed to emphasize “pay for performance” with the majority of compensation in the form of variable pay with long-term and short-term goals.

For 2011, the Company met almost all of its corporate goals and exceeded many of the stretch corporate goals, and continued to be at the top of its peer group in total shareholder return. The Compensation Committee believes the catalyst for these results was the leadership, vision and hard work of the executive team. The 2011 results include:

•
Added proved reserves during 2011 totaling 148 million barrels oil equivalent (MMBOE) from discoveries, extensions, improved recovery and technical revisions of previous estimates, or 313 percent of full-year production (target was 175 percent to 225 percent).

•	Delivered finding and development cost of $14.29 per barrel oil equivalent (BOE) (target was $14.00 - $17.00 per BOE) (see the table of performance metrics below for a definition of finding cost).
•	Decreased debt to book capitalization from 37 percent at year-end 2010 to 26 percent at year-end 2011 (target was 30 percent to 34 percent).
•
Grew full-year average production [per share] from continuing operations by 12 percent compared to 2010, driven by increased drilling in the liquids-rich Spraberry, Eagle Ford Shale and Barnett Shale Combo plays (target was 12 percent to 16 percent).

•	Delivered low base operating costs of 10.07 per BOE in an environment of rising costs (target was $10.00 to $10.75 per BOE).

In addition to the strong performance against operating and financial goals, the Compensation Committee also noted the significant increase in net asset value on a proved-reserves basis that the Company achieved during 2011. Also, the executive team delivered other results that created substantial value for the Company, including:

•	Identified greater than 400,000 acres that are potentially prospective for horizontal Wolfcamp Shale within Pioneer’s Spraberry field acreage.
•	Sold Pioneer’s Tunisia assets for net proceeds of $853.6 million, with proceeds successfully redeployed to grow the Company’s core U.S. assets.

•
Accelerated vertical drilling in the Spraberry field from 30 rigs at the beginning of 2011 to 42 rigs in the fourth quarter, with full-year average daily production from this area increasing by 33 percent compared to 2010.

•
Ramped up drilling in the Eagle Ford Shale from 7 rigs at the beginning of 2011 to 12 rigs by mid-year, with full-year average daily production from this area increasing by 643 percent compared to 2010.

•	Initiated a successful two-rig drilling program in the liquids-rich Barnett Shale Combo play, which tripled production from the beginning to the end of 2011.
•
Expanded the Company’s vertical integration of oilfield services, particularly fracture stimulation capacity in the Spraberry, Eagle Ford Shale and the Barnett Shale Combo plays, resulting in significant cost savings and enabling the Company to complete its wells at a faster pace than it otherwise could have.

•	Achieved investment grade status with one rating agency.

Pioneer’s stock recorded another strong performance in 2011, with the Company’s stock price outperforming the average of the 11-company peer group used with respect to the Company’s 2011 performance unit award grants by 20 percentage points.  Over the three-year period covering 2009, 2010 and 2011, Pioneer was the top performing stock in its peer group, recording a price increase of 396 percent.  Pioneer was also the top energy stock and the fourth best performer overall in the S&P 500 over the 2009 through 2011 period.

The Compensation Committee believes that the balanced, conservative compensation programs that were in place during 2011 operated as the Committee intended and were aligned with the Company’s compensation philosophy and the creation of stockholder value as highlighted below.

•	Base salary - designed to be a fixed portion of total compensation and established at approximately the median level of base pay for the Company’s peer group.

o	The Compensation Committee did not increase base salaries of the NEOs for 2011 or 2012.

•
Annual bonus - subject to the condition that the baseline performance hurdle is achieved, as discussed below, payment is determined by the Compensation Committee based on its subjective evaluation of the Company’s performance, with consideration given to the Company’s performance against certain pre-established target and stretch goals and individual executive’s performance, and can range anywhere from 0 percent to 250 percent of the target bonus.

o	The Compensation Committee awarded cash bonuses for 2011 from 140 percent to 200 percent of target to recognize the Company’s and the NEOs’ achievements.

•
Long-term incentive awards - designed to be the largest component of the NEOs’ compensation and to directly align NEOs’ interests with stockholders. Consistent with that objective, the program is 100 percent equity-based and comprised of stock options, performance units and restricted stock units. For 2011, long-term incentive awards were made at approximately the median level for the Company’s peer group. The value actually realized by an executive is directly related to how the Company’s stock performs over the three-year period following the grant of the award. For example, amounts realized by the NEOs during 2011 with respect to previously-awarded long-term incentive awards were directly linked to the Company’s stock price performance over a period of at least three years following the respective dates of grant of the awards.

o
In February 2011, the Compensation Committee granted long-term incentive awards valued at approximately the median level of the Company’s peers. To illustrate the long-term nature of this element of the compensation program, as a result of the significant value created for the Company’s stockholders over the three-year period from 2009 to 2011, the Company’s relative total stockholder return performance for that three-year period was first among the Company’s peers; accordingly, on December 31, 2011, the NEOs earned a 250 percent payout on their performance units for this period.

More specific information regarding the Committee’s compensation decisions and the executive compensation program is contained in the remainder of this Compensation Discussion and Analysis section.

In 2011, the Company received a favorable advisory vote on its executive compensation program, with over 94 percent of the Company’s shares being voting to approve the executive compensation program. The Compensation Committee believes this affirms the stockholders’ support of the Company’s executive compensation program, and the Committee did not change its approach in the 2011 year based on the results of the advisory vote. The Committee will continue to monitor and consider the outcomes of future advisory votes on the Company’s executive compensation program when making compensation decisions for the Company’s executive officers.

Philosophy

The Company’s executive compensation program is designed to provide a performance-driven compensation package that allows the Company to attract, retain and motivate its executives to achieve optimal results for the Company and its stockholders.  The Compensation Committee strives to create the proper allocation among long-term and short-term goals while ensuring a proper balance of risks in achieving these goals. There are three main components of this compensation program:

•	Base salary, which is a stable and fixed amount near the median level as compared to the Company’s peers;
•
Annual cash bonus incentive target levels, which generally are targeted to be near the median level as compared to the Company’s peers, with payouts determined based on Company and individual performance during the year; and

•
Long-term incentive awards, which at the time of grant generally are targeted to be valued at approximately the median level as compared to the Company’s peers, subject to potential variance from the median based on performance and the need for retention, with payout ultimately determined by the performance of the Company’s stock over the succeeding three-year period.

As an executive’s leadership role expands, the scope, duties and responsibilities of the executive’s position increases. As this occurs, the Compensation Committee believes a greater portion of total compensation should be performance-driven and have a longer-term emphasis, and base salary should be a relatively smaller portion of total compensation. This structure supports the Compensation Committee’s belief that the majority of the executive’s realized compensation should be driven by the performance of the Company.  If the Company performs above expectations, the executive’s total annual cash bonus incentive payouts and realized value from long-term incentive awards will be above median levels, and if the performance is poor, that performance-related compensation will be below median levels.

The annual cash bonus incentive awards are based on the following philosophy:

•	The Company should achieve a minimum level of performance as a condition to the payment of an annual cash bonus under the Company’s 2006 Long-Term Incentive Plan;
•
Actual payout should then be determined by a subjective evaluation of the Company’s performance, with consideration given to the Company’s performance against certain pre-established target goals and stretch goals;

•
The performance goals should be a group of internal operational and financial goals that support the Company’s business plan for the year, as well as its long-term strategy, and the goals should not be weighted in a formulaic way, but evaluated in light of industry conditions during that year;

•
The executive group is held responsible as a team in the Committee’s determination of bonus payouts.  Individual executives may receive bonus payments above the team level if an individual’s contribution adds significant value, or below the team level if performance does not meet expectations, but the primary emphasis is team performance; and

•	Bonus payouts within the oil and gas industry should be considered to confirm that the approved bonus payout levels are competitive relative to the Company’s performance.

Regarding long-term incentive plan awards, the Compensation Committee believes:

•	Long-term incentive awards are critical to the Company’s ability to attract, motivate and retain the Company’s key executives;
•
These awards, with a significant but appropriate risk element so that the compensation realized largely depends on Company performance after the grant date, should make-up the majority of an executive’s total compensation;

•
The award values at the time of grant should be determined by reference to the median level compared to peer positions similar to the executive’s position with consideration given to tenure, experience and internal equity; however, the Committee recognizes that the E&P industry currently is highly competitive for executive talent and for retention purposes, highly experienced and top-performing individuals may need to receive long-term incentive awards above the median level in a given year;

•
Stock ownership requirements, three year cliff vesting and the fact that a majority of an executive’s compensation is paid in stock motivate the executive to focus on long-term results and effectively align the interests of executives and stockholders; and

•
Providing long-term incentive awards in a combination of restricted stock or restricted stock units (“RSUs”), stock options and performance units encourages executives to take the proper level of risk in developing and executing the Company’s business plan with a true long-term focus.

•
If additional retention incentives are necessary to retain key employees during times of extreme competition within the E&P industry, long-term incentive awards should be utilized with longer vesting periods than normal awards.

The Compensation Committee takes a conservative approach in providing perquisites and retirement benefits, limiting perquisites to benefits that also provide both a direct and indirect benefit to the Company, and limiting the Company’s retirement obligations to defined contribution-type plans so that future retirement liabilities are known and funding issues are avoided.

Role of the Compensation and Management Development Committee.  As a part of its oversight of the Company's executive compensation program, the Compensation Committee:

•	Administers the Company's executive compensation program;
•	Establishes the Company's overall compensation philosophy and strategy; and
•	Ensures the NEOs are rewarded appropriately in light of the guiding principles as described in the sections above.

In discharging its duties, the Compensation Committee:

•	Determines the individual elements of the CEO’s total compensation and benefits;
•	Approves specific annual corporate goals and objectives relative to the CEO’s compensation; and
•	Reviews the CEO’s performance in meeting these corporate goals and objectives.

Prior to finalizing compensation for the CEO, the Compensation Committee reviews its intentions with the other independent directors of the Company and receives their input.

The CEO makes recommendations to the Compensation Committee regarding the compensation of the other NEOs, and provides information to the Committee regarding their performance. After considering the recommendations of the directors and the CEO,  the Committee makes all final decisions regarding the NEOs' compensation.

The Compensation Committee utilizes tally sheets to review each NEO's total compensation and potential payouts in the event of a change in control and for various employment termination events, including the NEO’s potential “walk-away” benefits as well as historical target and actual compensation levels, to determine if the compensation plan design is meeting the Committee's objectives of providing fair compensation and effective retention.

A further description of the duties and responsibilities of the Compensation Committee can be found in "Meetings and Committees of Directors - Compensation and Management Development Committee."

Role of Management.  The Company's Administration and Human Resources Departments assist the Compensation Committee and the Committee's compensation consultant in gathering the information needed for their respective reviews of the Company's executive compensation program.  This assistance includes assembling requested compensation data for the NEOs.  As referenced in the section above, the CEO develops pay recommendations for the other NEOs for review and discussion with the Compensation Committee.  The Committee, in executive session and without executive officers present, approves the CEO's pay levels.

Role of the Compensation Consultant.  For 2011, the Compensation Committee retained Meridian as its independent consultant on executive and director compensation. Meridian’s engagement is to act as an independent advisor to the Compensation Committee to provide information and objective advice regarding executive compensation. All of the decisions with respect to the Company's executive compensation, however, are made by the Compensation Committee.  The Committee did not direct Meridian to perform its services in any particular manner or under any particular method. The Committee has the final authority to hire and terminate the compensation consultant, and the Committee evaluates the compensation consultant annually. The Committee has retained Meridian as its independent consultant on executive and director compensation for 2012.

Meridian may, from time to time, contact the Company's executive officers for information necessary to fulfill its assignment and may make reports and presentations to and on behalf of the Compensation Committee that the Company's executive officers also receive.

Benchmarking.  In conjunction with its independent consultant, the Compensation Committee annually benchmarks the competitiveness of its compensation programs to determine how well target and actual compensation levels reflect the Company’s overall philosophy and compare to the external market.  Each year the Committee identifies a peer group consisting of independent oil and gas exploration companies that have similar operational and capital investment profiles as the Company. The Committee believes these metrics are appropriate for determining peers in this context because these metrics are likely to result in identification of the companies that the Company should expect to compete with for executive talent.  Thus, the Committee believes this peer group provides a reasonable point of reference for comparing the compensation of the Company’s executives to others holding similar positions and having similar responsibilities.  The Committee's objective is to construct a peer group with roughly equal numbers of companies that are larger than and smaller than the Company.

The Company's benchmarking consists of all components of direct compensation, including base salary, annual incentive bonus and long-term incentives.  Information gathered from the proxy statements of the peer group companies and Meridian's proprietary databases are reviewed as a part of the benchmarking effort.  The Compensation Committee reviews the peer group each year and makes changes as needed.

For the 2011 compensation decisions, the Compensation Committee used a peer group of 14 companies, and grouped those companies into three tiers as follows:

Company Name	Tier
	1	2	3
Anadarko Petroleum Company			*
Devon Energy Corporation			*
Apache Corporation		*	*
Chesapeake Energy Corporation		*	*
EOG Resources, Inc.	*	*	*
Noble Energy, Inc.	*	*	*
Plains Exploration and Production Company	*	*	*
Newfield Exploration Company	*	*	*
Range Resources Corporation	*	*	*
Cimarex Energy Co.		*	*
Forest Oil Corporation		*	*
Quicksilver Resources Inc.		*	*
Whiting Petroleum Corporation			*
Ultra Petroleum Corp.			*

The companies grouped under tier one represent companies the Committee believes are most closely related to the Company in size and operations.  The tier two group represents tier one companies plus the next five companies closest in size and operations to the Company.  The tier three group includes all 14 peer companies to reflect a broader perspective of the market.  The Committee believes this tiered approach to analyzing the benchmarking data provides additional insight to determine the most comparable levels of compensation for each NEO.  During 2011, the Committee added QEP Resources, Inc. as a tier one peer company, Petrohawk Energy Corporation as a tier two peer company (prior to the announcement of it being acquired) and Concho Resources Inc. as a tier three peer company to provide additional comparative data.

Elements of the Company’s Compensation Program

The following sections describe in greater detail each of the components of the Company's executive compensation program and how the amounts of each element were determined for 2011.

Base Salary

The Compensation Committee initially reviewed with Meridian its base salary survey data and analyzed how effectively the survey data matched each executive’s position. The Committee determined that each NEO’s 2010 base salary was at approximately the median level for the NEO’s position for 2011.  The Committee also determined that each NEO was performing at the high level expected of a Company executive officer.  In accordance with the Company’s executive compensation philosophy, the Committee determined each NEO’s base salary was appropriately set and did not increase NEO base salary rates for 2011.  The Committee conducted a similar review of the NEOs’ base salaries for 2012 and did not increase the NEOs’ base salaries for 2012.

Annual Cash Bonus Incentives

Beginning in 2011, the Compensation Committee decided to make changes to the annual cash bonus program to qualify payments for tax deductibility under Section 162(m) of the Internal Revenue Code.  The annual cash bonus program is implemented as part of the Company’s 2006 Long-Term Incentive Plan, which was approved by the Company’s stockholders in May 2006. For 2011, the Committee approved an annual cash bonus incentive program pursuant to which the Committee established a baseline performance hurdle, the achievement of which would be a condition to the payment of a cash bonus to the Company’s executive officers under this program. The Committee also established for each NEO a target bonus and a maximum bonus award opportunity. Although the achievement of the baseline performance hurdle permits the payment of the maximum bonus for each NEO, the Committee, in determining actual awards, may apply its subjective judgment, as well as take into consideration the Company’s performance against other goals (as discussed below), to reduce (but not increase above the maximum award opportunity) the amount of the bonus. This approach is designed to qualify each NEO’s annual cash incentive bonus award as tax-deductible under Section 162(m) of the Internal Revenue Code while preserving the Committee’s flexibility to determine the actual annual cash bonus incentive award for each executive officer by exercising its discretion to decrease award amounts where appropriate to reflect additional performance considerations. The Committee believes it is important to retain its ability to exercise negative discretion as to annual cash bonus awards based on the Committee’s judgment and discretion in evaluating, among other things, the Company’s performance in light of industry conditions and opportunities.

In early 2011, the Compensation Committee established a baseline performance hurdle for the NEOs that would require the Company to achieve cash flows from operations of at least $1 billion. In addition, the Compensation Committee established each NEO’s target bonus level as a percent of the executive’s base salary and a maximum bonus award opportunity of 2.5 times the NEO’s target bonus.  The Committee’s compensation philosophy is to set each NEO’s target bonus level near the median level of companies in the Company’s competitive market. After reviewing the 2010 benchmarking data with Meridian, the Committee determined that no changes to the target bonus levels for Messrs. Sheffield and Dealy were necessary, but that the target bonus levels for Messrs. Berg, Cheatwood and Dove should be increased by five percentage points to approximate the median level for executives in similar positions. The target bonus percents of each NEO’s base salary for 2011 are reflected in the following table:

NEO	Target Bonus Percent
Scott D Sheffield	100%
Richard P. Dealy	85%
Mark S. Berg	75%
Chris J. Cheatwood	75%
Timothy L. Dove	100%

The Compensation Committee also worked with senior management to establish appropriate metrics to assist the Committee in its evaluation of the Company’s performance against its 2011 business plan, establishing target and stretch goals for each performance metric.  Management of the Company then cascaded these goals down to the department and individual level with the intention to support achievement of Company goals.  The goals also support the Company’s budgeting and planning process. The CEO also worked with the NEOs to develop individual goals to support the Company’s goals, and reviewed them with the Committee as part of its management development and succession planning function.  However, after determining that the performance hurdle had been met, the Committee’s decisions as to the annual cash bonus awards for 2011 were based on the Committee’s subjective judgment and discretion in evaluating the Company’s performance in light of industry conditions and opportunities and the individual performance of each NEO.

The primary 2011 performance metrics, goal ranges and results were as follows:

Metric	Target Goal (1)	Stretch Goal (1)	Result (1)
Production	46 MMBOE - 47 MMBOE	Greater than 47 MMBOE	45 MMBOE
Production/Share Growth	12% - 16%	Greater than 16%	12%
Debt-adjusted Production/Share Growth	14% - 18%	Greater than 18%	18%
Operating Costs ($/BOE)
Base	$10.00 - $10.75	Less than $10.00	$10.07
Total Operating Cost	$13.00 - $14.00	Less than $13.00	$13.33
G&A Overhead ($/BOE)	$3.75 - $4.25	Less than $3.75	$4.07
Net Debt	$2.2 billion - $2.3 billion	Less than $2.2 billion	$2.0 billion
Net Debt/Book Capitalization	30% - 34%	Less than 30%	26%
Debt/EBITDAX (2)	1.5 - 1.75 times	Less than 1.5 times	1.2 times
Finding Cost ($/BOE) (3)	$14.00 - $17.00	Less than $14.00	$14.29
Reserve Replacement Percentage (4)	175% - 225%	Greater than 225%	313%
Return on Equity	4.0% - 8.0%	Greater than 8.0%	12%
Return on Capital Employed	3.0% - 7.0%	Greater than 7.0%	9%
____________
(1)
In December 2011, the Company committed to a plan to sell all of the assets and liabilities of its South African operations, which was subsequent to the establishment of the target goals in February 2011. In order to permit the Compensation Committee to compare the Company’s 2011 performance to the goals, the figures shown in the Target Goal, Stretch Goal and Result columns include the Company’s South African operations. For purposes of the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2011, in accordance with GAAP, the Company has classified its South Africa assets and liabilities as discontinued operations held for sale in its consolidated balance sheet as of December 31, 2011, and its South Africa's results of operations as income from discontinued operations, net of tax, in its consolidated statements of operations. Please see Notes B and U of Notes to Consolidated Financial Statements included in “Item 8. Financial Statements and Supplementary Data” in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

(2)
"EBITDAX" represents earnings before depletion, depreciation and amortization expense; impairment of oil and gas properties; exploration and abandonments; noncash hurricane activity; accretion of discount on asset retirement obligations; interest expense; income taxes; gain or loss on the disposition of assets; gain or loss on extinguishment of debt; noncash effects from discontinued operations; noncash derivative related activity; amortization of stock-based compensation; amortization of deferred revenue; and other noncash items.

(3)
"Finding Cost" is determined by dividing total costs incurred by the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates excluding price revisions, purchases of minerals-in-place, improved recovery and extensions and discoveries. Consistent with industry practice, future capital costs to develop proved undeveloped reserves are not included in costs incurred.

(4)
"Reserve Replacement Percentage" is the summation of annual proved reserves, on a BOE basis, attributable to revisions of previous estimates excluding price revisions, purchases of minerals-in-place, improved recovery and extensions and discoveries divided by annual production of oil, natural gas liquids and gas, on a BOE basis.

In early 2012, the Compensation Committee determined that the Company had exceeded the baseline performance hurdle, permitting the payment to each NEO of up to the maximum bonus award opportunity of 2.5 times the NEO’s target bonus.

The Compensation Committee then reviewed and discussed the Company’s 2011 results with management as part of the Committee’s evaluation of the Company’s and the NEOs’ performance, including in relation to the above pre-established goals and stretch goals. The Committee did not apply a particular weighting to any achievement or goal, but it did believe that the following achievements merited particular attention:

•	Significantly exceeded the stretch goal for reserves replacement percentage (313 percent compared to the stretch goal of 225 percent).
•	Exceeded the stretch goals relating to year-end debt levels, achieving investment grade status one year earlier than expected.
•	Met the goal at the lower end of the range for base operating costs per BOE in an environment of rising costs.

In addition to the strong performance against operating and financial goals, the Compensation Committee took note of several accomplishments of the executive team during 2011 that created substantial value for the Company, including:

•	Identifying greater than 400,000 acres that are potentially prospective for horizontal Wolfcamp Shale within Pioneer’s Spraberry field acreage.
•	Selling Pioneer’s Tunisia assets for net proceeds of $853.6 million, with proceeds successfully redeployed to grow the Company’s core U.S. assets.
•
Expanding vertical integration, particularly fracture stimulation capacity in the Spraberry, Eagle Ford Shale and the Barnett Shale Combo plays, resulting in significant cost savings and enabling the Company to complete its wells at a faster pace than it otherwise could have.

In addition to the above goals, the Compensation Committee reviews each year with management the Company’s net asset value per share calculation based on a constant price model to understand changes to net asset value. Changes in net asset value are important in the Committee’s overall subjective assessment of the Company’s performance and one of the factors in the Committee’s determination of annual incentive bonus awards.  The Committee determined that the Company achieved a significant increase in net asset value on a proved-reserves basis during 2011.

Overall, the Compensation Committee concluded that the Company’s 2011 performance exceeded the Company’s goals, that management implemented appropriate strategies for 2011 and that management successfully implemented its business plan. Accordingly, the Committee, exercising its discretion, set the general bonus payout level for the Company’s officers for 2011 at 140 percent of target, subject to increased amounts based on individual performance.

The Compensation Committee then reviewed the individual performance of the NEOs with Mr. Sheffield and concluded that each of the NEOs should receive bonus awards above the 140 percent general award level for the following reasons:

•
Mr. Berg was recognized for his efforts in negotiating the successful sale of the Company’s Tunisia assets despite the political turmoil in the country at the time. Mr. Berg received an additional 60 percent of his target bonus level.

•
Mr. Cheatwood was recognized for his efforts in connection with the successful sale of the Company’s Tunisia assets and the development of the horizontal Wolfcamp Shale play, and received an additional 60 percent of his target bonus level.

•
Mr. Dealy was recognized for his efforts in negotiating the successful sale of the Company’s Tunisia assets and reducing the Company’s debt level to permit the attainment of an investment grade status. Mr. Dealy received an additional 60 percent of his target bonus level.

•
Mr. Dove led the Company’s efforts in achieving its operational success and expanding the Company’s vertical integration of oilfield services. Mr. Dove received an additional 20 percent of his target bonus level.

The Committee met with the full Board to review Mr. Sheffield’s performance and concluded he provided excellent leadership and strategic direction for the Company in 2011, including with regard to the sale of the Company’s Tunisia assets and the attainment of investment grade status. The Committee concluded that he provided the vision that positioned the Company as one of the top performing E&P companies and created a corporate culture where employees are fully engaged and goal-focused. Accordingly, Mr. Sheffield received an additional 40 percent of his target bonus level.

Long-Term Equity Incentives

The Compensation Committee began the process of determining the total dollar amount of the 2011 annual long-term incentive awards to be granted to each NEO by meeting with Meridian at the end of 2010 to review benchmarking data related to long-term incentive awards, including peers’ median award levels, in accordance with the Company’s compensation philosophy.  In January 2011, the Committee then reviewed each NEO’s total compensation level and each NEO’s performance to determine if unique performance issues, positive or negative, existed that should affect the value of the 2011 annual long-term incentive award.  The Committee did not consider the size or current value of prior long-term incentive awards in determining the 2011 long-term incentive award for the NEOs.  The Committee believes that prior years’ awards were a component of those specific years’ total compensation and were not excessive, and future awards should be competitive with the NEO’s current peer group positions in order to retain and motivate the NEO.  After completing this review, the Committee concluded there were no unique performance issues that should affect the value of any NEO’s 2011 award. At the Committee’s regularly scheduled February 2011 meeting, the Committee concluded that each NEO should be eligible for a long-term incentive award targeted at the median level for the NEO’s position and accordingly made equity awards at that level.

The Compensation Committee next reviewed the Company's approach for delivering long-term incentives to NEOs.  As a part of its review, the Committee considered the balance of risk in the long-term incentive program, peer company practices, and input from senior management and Meridian.  The Compensation Committee approved retaining the mix of long-

term incentives for NEOs for 2011 at 25 percent performance units, 25 percent stock options, and 50 percent restricted shares.  The Committee believes this mix of long-term incentive awards provides a good balance of risk, where restricted stock and RSU awards are time-based, full value awards, which avoid an “all or nothing” mentality; stock options provide benefits based on the appreciation of the Company’s stock price on an absolute basis; and performance units provide benefits based on the performance of the Company’s stock price in relation to the Company’s peer group stock price.  Also, this mix effectively aligns the NEOs' interests with the Company’s stockholders and is consistent with the Company’s compensation philosophy of focusing on stockholder value creation.

For 2011, the dollar amounts of the long-term incentive awards granted to each NEO, and the allocation among the different types of awards, were as follows:

		Allocation Among Awards
NEO	Total Value	Restricted Stock/RSU Awards	Performance Units	Stock Options
Scott D. Sheffield	$ 5,725,000	$ 2,862,500	$ 1,431,250	$ 1,431,250
Richard P. Dealy	2,000,000	1,000,000	500,000	500,000
Mark S. Berg	1,000,000	500,000	250,000	250,000
Chris J. Cheatwood	1,200,000	600,000	300,000	300,000
Timothy L. Dove	2,775,000	1,387,500	693,750	693,750

As occurred in 2010, with regard to the awards to Messrs. Sheffield and Dealy and in recognition of their substantial involvement in the management of Pioneer Southwest, the Committee desired that, of the 50 percent award value allocated to restricted stock awards, 40 percent be allocated to restricted stock or RSUs of the Company and 10 percent be allocated to restricted common units of Pioneer Southwest. Accordingly, the Committee recommended to the Board of Directors of the general partner of Pioneer Southwest that it consider the grant to those executives, who are also executive officers of the general partner, of awards payable in common units of Pioneer Southwest, having substantially similar terms to the Company’s restricted stock awards. The Board of Directors of the general partner approved those awards in February 2011.

To arrive at the resulting number of restricted stock or RSU shares (or Pioneer Southwest common units) and target performance units awarded, the dollar value of the award was divided by the 30 trading day average closing price of the Company’s common stock (or Pioneer Southwest common units) prior to February 1, 2011.  To arrive at the number of stock options awarded, the dollar value of the award was divided by a Black Scholes value of the Company’s stock, which was provided by Meridian.

For the 2011 performance unit award program, as it has since it began awarding performance units in 2007, the Compensation Committee determined that performance should be measured objectively rather than subjectively and should be based on relative total stockholder return (“TSR”) over a three-year performance period.  The Committee believes relative TSR is an appropriate long-term performance metric because it generally reflects all elements of a company’s performance and provides the best alignment of the interests of management and the Company’s stockholders.  The Committee also believes that the performance unit program provides a good balance to the stock option and restricted stock programs.

The peer group used in measuring relative TSR with respect to the performance unit grants in 2011 was the same group of companies used in connection with the 2010 performance units award grant, namely Apache Corporation, Chesapeake Energy Corporation, Cimarex Energy Co., Devon Energy Corporation, EOG Resources, Inc., Forest Oil Corporation, Newfield Exploration Company, Noble Energy, Inc., Plains Exploration and Production Company, Quicksilver Resources Inc., and Range Resources Corporation.  Payouts range from zero percent to 250 percent of a target number of units based on relative ranking in the peer group at the end of the three-year performance period ending December 31, 2013.  A target award payout corresponds to the Company’s ranking in the middle of the peer group.  Any earned units will be paid in stock, although the Committee has the discretion to cause the Company to pay earned units in cash.  Dividends declared during the performance period will be paid at the end of the three-year performance period only as to shares paid for earned units up to a maximum of target shares.  Please see the 2011 Grants of Plan Based Awards table below, and the description of the performance units following the table, for additional information regarding the performance units.

The performance unit awards granted each year provide additional balance of risk to the long-term incentive award program because a new three-year performance period starts at the beginning of each year.  As depicted in the table below, for the period January 1, 2009 to December 31, 2011, the Company’s TSR resulted in a ranking of first place, providing a payout of 250 percent of target.  Accordingly, the performance shares earned by the NEOs for the 2009 to 2011 performance period were as follows: Mr. Sheffield, 151,148 shares; Mr. Dealy, 52,903 shares; Mr. Berg, 32,120 shares; Mr. Cheatwood, 33,238 shares; and Mr. Dove, 88,460 shares.

Ranking	Company Name	TSR (%)
1	Pioneer Natural Resources Company	367
2	Cimarex Energy Co.	138
3	Noble Energy, Inc.	103
4	Newfield Exploration Company	102
5	Range Resources Corporation	86
6	Plains Exploration and Production Company	57
7	Chesapeake Energy Corporation	49
8	EOG Resources, Inc.	38
9	Apache Corporation	35
10	Quicksilver Resources Inc.	16
11	Forest Oil Corporation	(20)

The following table shows the Company’s TSR ranking for the performance unit awards with a performance period that began January 1, 2010, or two years into the three year performance period and the TSR of each named company over that period.

Ranking	Company Name	TSR (%)
1	Pioneer Natural Resources Company	105
2	Noble Energy, Inc.	41
3	Range Resources Corporation	39
4	Cimarex Energy Co.	35
5	Plains Exploration and Production Company	26
6	EOG Resources, Inc.	11
7	Chesapeake Energy Corporation	4

8	Apache Corporation	(2)
9	Devon Energy Corporation	(4)
10	Newfield Exploration Company	(9)
11	Forest Oil Corporation	(29)
12	Quicksilver Resources Inc.	(46)

The following table shows the Company’s TSR ranking for the performance unit awards with a performance period that began January 1, 2011, or one year into the three year performance period and the TSR of each named company for that period.

Ranking	Company Name	TSR (%)
1	Range Resources Corporation	57
2	Plains Exploration and Production Company	15
3	Noble Energy, Inc.	13
4	Pioneer Natural Resources Company	10
5	EOG Resources, Inc.	9
6	Chesapeake Energy Corporation	8
7	Devon Energy Corporation	(11)
8	Apache Corporation	(14)
9	Cimarex Energy Co.	(23)
10	Newfield Exploration Company	(41)
11	Quicksilver Resources Inc.	(49)
12	Forest Oil Corporation	(59)

In administering the long-term incentive plan, awards are currently made to NEOs under the following guidelines:

•	All long-term incentive awards are approved during the regularly scheduled February Compensation Committee meeting.
•	The Compensation Committee retains the discretion to approve long-term incentive awards effective from the NEO’s initial hire date.
•	The Company does not time the release of material non-public information to affect the value of the executive equity compensation awards.
•	Restricted stock, RSUs and stock options cliff vest three years following the date of grant.

Actions in 2012

In November, 2011, the Compensation Committee and Mr. Sheffield started discussions regarding their concerns about the retention of Pioneer’s NEOs and other key employees in light of the extremely competitive environment for experienced oil and gas industry talent. The Committee recognized that Pioneer’s management team is highly respected and delivered the best total shareholder return of the energy companies in the S&P 500 and the fourth best returns of all companies in the S&P 500 for the 2009 through 2011 period. The Committee determined that each NEO, excluding Mr. Sheffield, should receive a special 2012 retention award consisting of RSUs that vest over a five-year period, with vesting to occur in equal one-third installments beginning with the third anniversary of the date of grant. The Committee also reviewed these retention and compensation issues with Meridian. In February, 2012, each NEO other than Mr. Sheffield was awarded this retention award with values approximating the values of their 2012 annual LTIP awards.

Total Direct Compensation

In determining the extent to which the Company’s executive compensation program meets the Compensation Committee’s compensation philosophy and objectives, the Committee emphasizes the competitiveness of total compensation (the aggregate of base salary, annual cash bonus, and the value of long-term incentives) rather than the individual compensation components.  In reviewing the benchmarking data from Meridian’s industry study and discussing with Meridian the pay practices of the Company’s peers, the Committee concluded that for 2011, all NEOs, including Mr. Sheffield, were at approximately the median level for total compensation.

Other Compensation

Overview

The Compensation Committee believes that providing some perquisites and retirement benefits as components of total compensation is important in attracting and retaining qualified personnel; however, insofar as the Company has chosen to emphasize variable, performance-based pay, the Company takes a conservative approach to these fixed benefits.  The Company’s perquisite, retirement and other benefit programs are established based upon an assessment of competitive market factors and a determination of what is needed to attract, retain and motivate high caliber executives.

Perquisites

The perquisites provided to the NEOs are the payment of the costs of financial counseling services, annual medical physical exams and personal use of the Company’s cell phones and computers.  The Company also pays for the costs for the NEOs’ spouses to participate in certain business dinners or events, which the Company expects to be minimal; however, the Company does not reimburse Mr. Sheffield for any transportation expenses for his spouse.  Additionally, the Company pays the premium for a $1,000,000 term life insurance policy for Mr. Sheffield.

In 2011, the Company purchased 120 hours of flight time through a fractional aircraft ownership arrangement.  These hours are made available for business use to the executive officers and other employees of the Company.  The Company’s policy is to not permit employees, including executive officers, to use these hours for personal use.  The Company expects there will be occasions when a personal guest (including a family member) will accompany an employee on a business-related flight.  In such instances, the Company will follow the Internal Revenue Service rules and, where required, impute income to the employee based on the Standard Industry Fare Level rates provided by the Internal Revenue Service.

The Company’s NEOs participate in the Company’s welfare benefit plans on the same basis as the Company’s other employees.

Retirement Plans

All eligible employees of the Company, including the NEOs, may participate in the Company’s defined contribution 401(k) retirement plan.  The Company contributes two dollars for every one dollar of base compensation (up to five percent of base compensation and subject to the Internal Revenue Service imposed maximum contribution limits) contributed by the participant.  The participant’s contributions are fully vested at all times, and the Company’s matching contributions vest over the first four years of service, after which the matching contributions vest immediately.  Participants may make additional pre-tax and after-tax contributions to the plan.  All contributions are subject to plan and Internal Revenue Service limits.

The Company provides a non-qualified deferred compensation plan with a fixed Company matching contribution rate to certain of its more highly compensated employees, which includes the NEOs.  The plan allows each participant to contribute up to 25 percent of base salary and 100 percent of annual incentive bonus payments.  The Company provides a matching contribution equal to the NEO’s contribution, but limited to a maximum of ten percent of base salary.  The Company’s matching contribution vests immediately.  The non-qualified deferred compensation plan permits each participant to make investment allocation choices for both their contribution and the Company match to designated mutual funds offered as investment options under the non-qualified deferred compensation plan. The Company retains the right to maintain these investment choices as hypothetical investments or to actually invest in the participant’s investment choices.  To date, the Company has chosen to actually invest the funds in the investment options selected so that the investment returns are funded and do not create unfunded liabilities to the Company.  The Company believes the plan is administered in operational compliance with all applicable rules and law.  For more information on the deferred compensation plan provisions, please see the 2011 Non-Qualified Deferred Compensation section below.

The Company has purposely avoided sponsoring a defined benefit retirement plan or supplemental executive retirement plan because the costs and ultimate payouts are difficult to quantify and control.  Further, retirement plans are not viewed as the sole means by which its executive officers fund their retirement.  The Committee believes that a portion of this need should be met through the accumulation of Company stock acquired through equity awards.

Severance and Change in Control Arrangements

The Compensation Committee believes compensation issues related to severance and change in control events for the NEOs should be addressed through contractual arrangements.  As a result, while the Company has not entered into employment agreements with its executive officers, the Company enters into severance and change in control agreements with each of its executive officers, including each NEO, to meet the following objectives:

•	Recruit and retain executives;
•	Provide continuity of management in the event of an actual or threatened change in control; and
•	Provide the executive with the security to make decisions that are in the best long-term interest of the stockholders.

The terms of these agreements are described later in "Potential Payments Upon Termination or Change in Control."

Stock Ownership Guidelines

To support the commitment to significant stock ownership by NEOs, the Company's common stock ownership guidelines are as follows:

•	For the Chairman of the Board of Directors and CEO, ownership of stock with a value equal to at least six times annual base salary.
•	For the President and Chief Operating Officer, ownership of stock with a value equal to at least five times annual base salary.

•	For other NEOs, ownership of stock with a value equal to at least three times annual base salary.
•	An NEO generally has three years after becoming an executive officer to meet the guideline.

In evaluating compliance by executive officers and directors with the stock ownership guidelines, the Committee has established procedures to minimize the effect of stock price fluctuations on the deemed value of the individual's holdings.  All NEOs, including Mr. Sheffield, exceeded their minimum ownership guidelines. In addition, the Company has a policy that prohibits directors, officers or employees from engaging in short sales, transactions involving stock options or restricted stock, or other derivative-type transactions relating to the Company’s common stock. Given these significant requirements for stock ownership, and their historical levels of actual stock ownership, the Committee does not believe that it is necessary to adopt a separate policy requiring executives to retain stock following the vesting or exercise of their long-term incentive awards.

Policy on Recovery of Compensation and Clawbacks

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the New York Stock Exchange is required to adopt rules that, in turn, will require the Company to develop and implement a policy providing that the Company will recover from executive officers who received incentive-based compensation during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement. Upon adoption of the necessary implementing rules, the Board of Directors will adopt a policy regarding the recovery of compensation in compliance with those rules.

Indemnification Agreements

The Company has entered into indemnification agreements with each of its directors and executive officers, including the NEOs.  Each indemnification agreement requires the Company to indemnify each indemnitee to the fullest extent permitted by the Delaware General Corporation Law.  This means, among other things, that the Company must indemnify the director or executive officer against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement that are actually and reasonably incurred in a legal proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another entity if the indemnitee meets the standard of conduct provided under Delaware law.  Also as permitted under Delaware law, the indemnification agreements require the Company to advance expenses in defending such an action provided that the director or executive officer undertakes to repay the amounts if the person ultimately is determined not to be entitled to indemnification from the Company.  The Company will also make the indemnitee whole for taxes imposed on the indemnification payments and for costs in any action to establish the indemnitee's right to indemnification, whether or not wholly successful.  The Company also maintains customary directors' and officers' insurance coverage.

Deductibility of Executive Compensation.

The Omnibus Budget Reconciliation Act of 1993 placed restrictions on the deductibility of executive compensation paid by public companies.  Under the restrictions, the Company is not able to deduct compensation paid to any of the NEOs (other than the Chief Financial Officer) in excess of $1,000,000 unless the compensation meets the definition of "performance-based compensation" as required in Section 162(m) of the Internal Revenue Code of 1986, as amended.  Non-deductibility results in additional tax costs to the Company.

The Company's restricted stock and RSU awards do not qualify as performance-based compensation under Section 162(m); however, the annual incentive cash bonus payments (with respect to the annual cash bonus program for 2011 and later years), awards under the performance unit award program, and stock option awards granted by the Company are designed to qualify for deductibility under Section 162(m).  Accordingly, portions of compensation paid to the Company's NEOs in 2011 that exceeded $1,000,000 (other than from the exercise of stock options and the vesting of performance unit awards) are not deductible.  Amounts paid with respect to annual cash bonus awards for 2011 services (and services in later years) will qualify for deductibility to the extent an NEO’s total compensation exceeds $1,000,000 for the year in which such bonus amounts are paid.  The Compensation Committee believes it is in the best interest of stockholders to use restricted stock and RSUs as a part of the NEOs’ long-term incentive awards.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT

The information contained in this Compensation and Management Development Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information.

During the last fiscal year, and this year in preparation for the filing of this Proxy Statement with the Securities and Exchange Commission, the Compensation and Management Development Committee of the Board of Directors:

•	reviewed and discussed the disclosure set forth under the heading “Compensation Discussion and Analysis” with management as required by Item 402(b) of Regulation S-K; and

•
based on the reviews and discussions referred to above, recommended to the Board of Directors that the disclosure set forth under the heading “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Respectfully submitted by the Compensation and Management Development Committee of the Board of Directors,

Edison C. Buchanan, Chairman
Andrew F. Cates
Andrew D. Lundquist
Scott J. Reiman
J. Kenneth Thompson

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The compensation paid to the Company's executive officers generally consists of a base salary, annual incentive bonus payments, awards of restricted stock or RSUs, performance units, stock options and similar awards under long-term incentive plans, contributions to the Company's non-qualified deferred compensation plan, contributions to the Company's defined contribution 401(k) retirement plan and miscellaneous perquisites, which elements of compensation are described in greater detail above in the “Compensation Discussion and Analysis” and in the tables that follow.  The following table summarizes the total compensation for 2011, 2010 and 2009 awarded to, earned by or paid to the NEOs:

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Stock Awards (2) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Comp- ensation (1)	Change in Non- qualified Deferred Comp- ensation Earnings (3) ($)	All Other Comp- ensation (4) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Scott D. Sheffield Chairman of the Board and Chief Executive Officer	2011	$956,001	$-	$5,315,904	$1,592,382	$1,720,800	$-	$142,011	$9,727,098
	2010	$956,001	$2,007,600	$4,468,544	$1,046,760	$-	$-	$134,678	$8,613,583
	2009	$956,000	$1,051,600	$2,813,173	$723,163	$-	$1,184,589	$135,512	$6,864,037

Richard P. Dealy Executive Vice President and Chief Financial Officer	2011	$406,001	$-	$1,857,114	$556,277	$690,200	$-	$73,551	$3,583,143
	2010	$406,001	$730,800	$1,218,693	$285,480	$-	$-	$66,922	$2,707,896
	2009	$406,000	$448,630	$984,621	$253,107	$-	$146,213	$66,015	$2,304,586

Mark S. Berg Executive Vice President and General Counsel	2011	$376,002	$-	$931,760	$278,163	$564,000	$-	$73,033	$2,222,958
	2010	$376,002	$592,200	$720,307	$169,385	$-	$-	$71,842	$1,929,736
	2009	$376,000	$293,280	$597,817	$153,671	$-	$72,766	$68,437	$1,561,971

Chris J. Cheatwood Executive Vice President, Business Development and Geoscience	2011	$376,002	$-	$1,118,145	$333,776	$564,000	$-	$74,010	$2,465,933
	2010	$376,002	$658,000	$768,885	$180,804	$-	$-	$75,896	$2,059,587
	2009	$376,000	$268,840	$618,616	$159,026	$-	$188,265	$72,883	$1,683,630

Timothy L. Dove President and Chief Operating Officer	2011	$531,001	$-	$2,585,751	$771,832	$849,600	$-	$82,750	$4,820,934
	2010	$531,001	$1,062,000	$1,990,900	$468,187	$-	$-	$80,662	$4,132,750
	2009	$531,000	$573,480	$1,646,418	$423,225	$-	$188,098	$80,222	$3,442,443

______________
(1)
Bonus amounts in column (d) represent discretionary bonuses earned during 2010 and 2009 under the Company's annual incentive bonus program that were paid during March of the following year.  Although, in determining these discretionary bonuses, the Company’s Compensation Committee considered certain pre-

established performance goals, the amounts actually paid were determined pursuant to the Committee’s subjective evaluation of the performance of the Company and the NEOs. Commencing with 2011, the Committee approved an annual cash bonus incentive program, which is described above, pursuant to which the Committee established a baseline performance hurdle the achievement of which was a condition to the payment of a cash bonus to the NEOs. The amounts in column (g) reflect the actual payouts under this annual cash bonus incentive program for 2011, which were paid in March 2012.

(2)
Amounts reported for Stock Awards and Option Awards represent the grant date fair value of restricted stock, RSUs, performance unit and stock option awards, computed in accordance with FASB ASC Topic 718.  Stock awards for Messrs. Sheffield and Dealy include grants by the general partner of Pioneer Southwest of phantom unit awards that, if vested, will be settled in common units of Pioneer Southwest. These phantom unit awards are also reported based on their grant date fair value, computed in accordance with FASB ASC Topic 718.  Pursuant to SEC rules, the amounts shown exclude the effect of estimated forfeitures related to service-based vesting conditions. The values shown for restricted stock, RSUs and phantom unit awards are based on the market-quoted closing price of the Company's common stock and Pioneer Southwest’s common units, as applicable, on the last business day prior to the grant date of the awards. Stock option awards are valued as of the grant dates using the Black-Scholes option pricing model. The Company's performance units are valued using the Monte Carlo simulation method assuming a target number of shares would be issued because this is deemed to be the “probable” payout percentage at the time of grant consistent with the estimate of aggregate compensation cost to be recognized over the service period. Actual payouts with respect to performance units can range from zero percent to 250 percent of a target number of units based on relative ranking of the Company’s TSR in comparison to the peer group over the three-year performance period. If the Company's performance is below the threshold performance, no shares will be paid. If the Company’s performance places it first among its peers, a maximum of 250 percent of the target number of shares will be paid. In that instance, the grant date fair value of the maximum number of shares for each of the NEOs pursuant to performance units granted in 2011 would be as follows: Mr. Sheffield, $5,409,153; Mr. Dealy, $1,889,560; Mr. Berg, $944,780; Mr. Cheatwood, $1,133,736; and Mr. Dove, $2,621,950. Additional detail regarding the Company's share-based awards is included in Note G of Notes to Consolidated Financial Statements included in “Item 8. Financial Statements and Supplementary Data” in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and under the 2011 Grants of Plan-Based Awards table below. For additional information regarding restricted stock, RSUs, performance units, stock options and phantom units in Pioneer Southwest, as applicable, owned by the NEOs as of December 31, 2011, see below under “2011 Outstanding Equity Awards at Fiscal Year End.”

(3)
In accordance with the rules of the SEC, amounts reported in the Change in Non-qualified Deferred Compensation Earnings Column represent the earnings that accrued during the year indicated to the accounts of the NEOs in the Company’s non-qualified deferred compensation plan to the extent that the rate of return on such earnings is considered to be above-market or preferential.  A substantial portion of the non-qualified deferred compensation earnings for Mr. Sheffield in 2009 was attributable to appreciation in the value of the Company’s common stock.  During 2009, the Company changed investment options for the non-qualified deferred compensation plan, and, for 2010 and later years, contributions may no longer be invested in the Company’s stock. During 2011 and 2010, all investment options available to participants in the Company’s non-qualified deferred compensation plan were also options available to participants in the Company’s 401(k) retirement plan, and, therefore, there were no reportable above-market or preferential earnings determined in accordance with SEC guidance.

(4)
Amounts reported for All Other Compensation include the Company contributions to the NEOs' 401(k) retirement accounts and non-qualified deferred compensation plan, life insurance premiums and other perquisites, as shown in the following table:

	Year ended December 31, 2011
	Scott D. Sheffield	Richard P. Dealy	Mark S. Berg	Chris J. Cheatwood	Timothy L. Dove
401(k) contributions	$25,323	$24,884	$24,585	$24,500	$24,508
Non-qualified deferred compensation plan contributions	95,600	40,600	37,000	37,600	53,100
Life insurance premiums	7,762	1,373	1,940	1,940	4,902
Non-tobacco use credit (a)	300	300	300	-	240
Financial counseling	10,000	6,175	8,000	9,970	-
Personal and spousal travel & entertainment costs (b)	3,026	219	1,208	-	-
	$142,011	$73,551	$73,033	$74,010	$82,750
______________
(a)	The non-tobacco use credit represents a $20 per month credit received by employees enrolled under the Company’s medical plan that do not use tobacco.
(b)
Spousal travel & entertainment costs are included to the extent of the incremental costs incurred by the Company for travel and entertainment of spouses when accompanying the NEOs on Company-related business trips.

Mr. Sheffield, directly or indirectly, holds working interests in wells operated by the Company or a subsidiary of the Company.  These interests were initially acquired in 1990 or earlier with his personal funds pursuant to a program offered by the Company's predecessor.  As such, Mr. Sheffield participates in the costs and revenues attributable to these working interests in accordance with customary industry terms. During 2011, the aggregate amount of the distributions made to Mr. Sheffield was $25,054 (this amount is not included in the Summary Compensation Table).

2011 Grants of Plan-Based Awards

The following table sets forth, for each NEO, information about grants of plan-based awards during 2011.

	Grant Date (b)							All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (5) (#) (j)	Exercise or Base Price of Option Awards (6) ($/Sh) (k)		Grant Date Fair Value of Stock and Option Awards (7) ($) (l)
		Estimated Future Payouts under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name (a)		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Scott D. Sheffield	02/15/2011 02/15/2011 02/15/2011 02/15/2011	-	$956,000	$2,390,000	4,017	16,065	40,163	25,704 (3) 19,140 (4)	32,098	$98.69	$ $ $ $	2,536,728 2,163,634 1,592,382 615,542
Richard P. Dealy	02/15/2011 02/15/2011 02/15/2011 02/15/2011	-	$345,100	$862,750	1,403	5,612	14,030	8,980 (3) 6,687 (4)	11,213	$98.69	$ $ $ $	886,236 755,824 556,277 215,054
Mark S. Berg	02/15/2011 02/15/2011 02/15/2011	-	$282,000	$705,000	702	2,806	7,015	5,612 (3)	5,607	$98.69	$ $ $	553,848 377,912 278,163
Chris J. Cheatwood	02/15/2011 02/15/2011 02/15/2011	-	$282,000	$705,000	842	3,367	8,418	6,735 (3)	6,728	$98.69	$ $ $	664,677 453,468 333,776
Timothy L. Dove	02/15/2011 02/15/2011 02/15/2011	-	$531,000	$1,327,500	1,947	7,787	19,468	15,574 (3)	15,558	$98.69	$ $ $	1,536,998 1,048,753 771,832
______________
(1)
The amounts in columns (c), (d) and (e) represent the threshold, target and maximum payment levels with respect to the Company’s 2011 annual cash bonus incentive program under the Company’s 2006 Long-Term Incentive Plan, as discussed above.  If the Company’s performance does not exceed the minimum baseline performance hurdle, then the payout under this program will be zero. The amounts shown in the “Target” column reflect a payout of 100 percent of the target bonus, and the amounts shown in the "Maximum" column reflect the highest possible payout of 250 percent of target bonus. Actual bonus payouts for 2011, which were paid in March 2012, are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)
The amounts in columns (f), (g) and (h) represent the threshold, target and maximum payment levels with respect to the grants of performance units in 2011 under the Company’s 2006 Long-Term Incentive Plan.  The number of shares shown in the "Threshold" column reflects the lowest possible payout (other than zero), representing 25 percent of the number of performance units granted.  If performance is below the threshold, no shares are paid.  The number of shares shown in the “Target” column reflects a payout of 100 percent of the number of performance units granted.  The number of shares shown in the "Maximum" column reflects the highest possible payout of 250 percent of the number of performance units granted.

(3)
The amounts reported are the number of restricted shares of the Company’s common stock, or in the case of Mr. Sheffield, RSUs, granted to each NEO in 2011 under the Company’s 2006 Long-Term Incentive Plan.

(4)
The amounts reported are the number of phantom units to be settled in common units of Pioneer Southwest, which phantom units were awarded by the general partner of Pioneer Southwest in 2011 under Pioneer Southwest’s 2008 Long-Term Incentive Plan.

(5)	The amounts reported in this column are the number of stock options granted to each NEO in 2011 under the Company’s 2006 Long-Term Incentive Plan.
(6)
As required under the terms of the Company’s 2006 Long-Term Incentive Plan, the $98.69 exercise price of the stock options was equal to the "Fair Market Value" of the Company's common stock on the date of grant, which is defined to be the closing price of the Company’s common stock on the last trading day prior to the date of grant (in this case on February 14, 2011).

(7)
Amounts for restricted stock, RSUs, performance units, stock options and Pioneer Southwest phantom unit awards represent each award’s grant date fair value computed in accordance with FASB ASC Topic 718.  The value of performance units was determined on the grant date using the Monte Carlo simulation method assuming a target number of shares would be issued, and is consistent with the estimate of aggregate compensation costs that the Company would expense in its financial statements over the awards' three-year performance period, in accordance with FASB ASC Topic 718. Please see footnote 2 to the Summary Compensation Table for additional information about the assumptions used in calculating these amounts.

Narrative Disclosure for the 2011 Grants of Plan-Based Awards Table

The 2011 annual cash incentive bonus awards were made under the Company’s 2006 Long-Term Incentive Plan.  The 2011 awards of performance units, restricted stock, RSUs and stock options were also awarded under the Company's 2006 Long-Term Incentive Plan, and the Pioneer Southwest phantom units were awarded by the general partner of Pioneer Southwest under its 2008 Long-Term Incentive Plan.  The material terms of these awards are described below.  Defined terms impacting the accelerated settlement or vesting of awards can be found below in "Potential Payments Upon Termination or Change in Control."

Annual Cash Bonus Incentives

The 2011 annual cash bonus incentive program included a baseline performance hurdle, the achievement of which was a condition to the payment of any cash bonuses to the NEOs for 2011.  The baseline performance hurdle required the Company to achieve cash flow from operations of at least $1 billion.  In early 2012, the Committee determined that the Company had exceeded the baseline performance hurdle and, as a result, each NEO was eligible to receive an annual cash bonus payment up to the maximum bonus award opportunity of 2.5 times the NEO’s target bonus.  The dollar value of the target and maximum bonus award opportunities for each NEO are reported in the “2011 Grants of Plan-Based Awards Table” above.  In determining the actual amounts paid to the NEOs for 2011, the Committee applied its subjective judgment, taking into account the Company’s performance in light of industry conditions and opportunities and each NEO’s performance, as described in greater detail above under “Compensation Discussion & Analysis—Elements of the Company’s Compensation Program—Annual Cash Bonus Incentives.” The amounts actually paid to each NEO with respect to the 2011 annual bonus incentives are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Performance Units

The performance unit awards represent the right to receive between zero percent and 250 percent of the initial number of performance units awarded, contingent on the continued employment of the NEO and the Company's achievement of the specified performance objective at the end of the performance period.  The 2011 awards have a three-year performance period (January 2011 to December 2013), and the number of performance units earned will be based on the Company's TSR ranking for this three-year period compared to the TSR of the eleven other companies in the peer group (the ten “Tier 2” companies in the table of peer companies in the “Benchmarking” section above plus Devon Energy Corporation), in accordance with the following:

TSR Rank Against Peers	Percentage of Performance Units Earned
1	250%
2	200%
3	175%
4	150%
5	125%
6	110%
7	75%
8	50%
9	25%
10	0%
11	0%
12	0%

TSR means the annualized rate of return stockholders receive through stock price changes and the assumed reinvestment of dividends paid over the performance period.

Performance units earned will generally be paid in shares of the Company's common stock (unless the Compensation Committee determines to pay in cash) no later than March 15th of the year following the year in which the performance period ends.  The NEOs will also earn dividend equivalents on the performance units actually earned up to a maximum of the initial number awarded, which will be paid at the time the performance units are settled.

If an NEO's employment with the Company is terminated during the performance period, the following rules will determine the number of performance units, if any, the NEO will earn: (1) if the NEO's employment is terminated due to death or disability, the NEO will receive settlement of a number of performance units equal to the initial number of performance units awarded multiplied by a fraction, the numerator of which is the number of months during the performance period that the NEO was employed and the denominator of which is 36 (the "pro ration fraction"); (2) if the NEO's employment is terminated due to the NEO’s normal retirement on or after the attainment of age 60, the NEO will receive settlement of a number of performance units equal to the number of performance units that would have been earned if the NEO had continued employment through the end of the performance period multiplied by the pro ration fraction; (3) if the NEO's employment is terminated by the Company without cause or by the NEO for good reason, then (A) Messrs. Sheffield and Dove will receive a number of performance units equal to the number of performance units that would have been earned if they had continued employment through the end of the performance period, and (B) the other NEOs will receive settlement of a number of performance units equal to the number of performance units that would have been earned if the NEOs had continued employment through the end of the performance period multiplied by the pro ration fraction; and (4) if an NEO's employment is terminated for any other reason, the NEO will not receive settlement of any of the performance units.

In the event of a change in control, the date of the change in control will be treated as the last day of the performance period and achievement of the performance objective will be measured based on the Company's actual performance as of that date.

Additional information regarding the performance unit awards can be found above under "Compensation Discussion and Analysis - Elements of the Company's Compensation Program - Long-Term Equity Incentives."

Restricted Stock and RSUs

In general, the restricted stock awards vest on the third anniversary of the date of grant, subject to the NEO remaining employed with the Company continuously through the vesting date.  While an NEO holds restricted shares, he is entitled to vote with holders of the Company’s common stock and receive dividends on the shares at the same rate and time as other stockholders. RSU awards are similar to restricted stock awards in that they vest on the third anniversary of the date of grant and are settled in common stock of the Company, subject to the NEO remaining employed with the Company continuously through the vesting date, and the NEO has the right to receive payments equivalent to the dividends paid on the common stock at the same rate and time as other stockholders; however, the NEO has no voting rights in respect of RSUs.

The vesting of the restricted shares and RSUs will accelerate in full upon a change in control.  In addition, if an NEO terminates employment prior to the vesting date, the following rules will apply: (1) if an NEO is terminated by the Company for cause or by the NEO without good reason, all of the restricted shares or RSUs subject to the award will be forfeited to the Company, (2) if an NEO is terminated due to death, disability, normal retirement (on or after attainment of age 60), by the Company without cause or by the NEO for good reason, a number of restricted shares or RSUs will vest equal to the total number of shares subject to the award multiplied by a fraction, the numerator of which is the number of months following the date of grant during which the NEO was employed by the Company and the denominator of which is 36, and (3) notwithstanding clause (2) of this paragraph, if Messrs. Sheffield and Dove are terminated by the Company without cause or they terminate their employment for good reason, all of the restricted shares or RSUs subject to their awards will vest in full.

Stock Options

In general, the stock options vest on the third anniversary of the date of grant, subject to the NEO remaining employed with the Company continuously through the vesting date.  The stock options have a ten-year term with an exercise price equivalent to the closing price of the Company’s common stock on the date immediately prior to the date of grant.  The vesting of the stock options will accelerate in full upon a change in control.  In addition, if an NEO terminates employment prior to the vesting date, the following rules will apply: (1) if an NEO is terminated by the Company for cause or by the NEO without good reason, all of the stock options will be forfeited to the Company, (2) if an NEO is terminated due to death, disability, normal retirement (on or after attainment of age 60), by the Company without cause or by the NEO for good reason, a number of stock options will vest equal to the total number of stock options subject to the award multiplied by a fraction, the numerator of which is the number of months following the date of grant during which the NEO was employed by the Company and the denominator of which is 36, and (3) notwithstanding clause (2) of this paragraph, if Messrs. Sheffield and Dove are terminated by the Company without cause or they terminated their employment for good reason, all of the stock options subject to their awards will vest in full.

Pioneer Southwest Phantom Units

In general, the phantom unit awards vest on the third anniversary of the date of grant, subject to the NEO remaining employed with the Company or an affiliate continuously through the vesting date.  Upon vesting, the phantom units entitle the holder to receive common units of Pioneer Southwest equal to the number of phantom units. The phantom units were granted with distribution equivalent rights, which means that, while an NEO holds phantom units, he is entitled to receive distributions on the common units underlying the phantom units at the same rate and time as limited partners of Pioneer Southwest. Any distributions received by the NEOs are vested upon receipt and are not subject to forfeiture. The vesting of the phantom units will accelerate in full upon a change in control of Pioneer Southwest or the Company. In addition, if an NEO terminates employment with the Company or an affiliate prior to the vesting date, the rules described above with respect to restricted stock will also apply to the phantom units.

For purposes of the Pioneer Southwest phantom unit awards, the term “change in control” of the Company is defined by reference to the Company’s 2006 Long-Term Incentive Plan, and the terms “cause,” “good reason,” and “disability” are defined by reference to the NEOs’ severance agreements, which definitions can be found below in "Potential Payments Upon Termination or Change in Control."  A "change in control" of Pioneer Southwest generally includes the occurrence of any of the following events or circumstances: (1) any transaction resulting in Pioneer Southwest ceasing to be controlled by the Company; (2) the limited partners of Pioneer Southwest approve a plan of complete liquidation of Pioneer Southwest; (3) the sale or other disposition by either the general partner of Pioneer Southwest or Pioneer Southwest of all or substantially all of its assets to an entity other than the general partner or an affiliate of the general partner; or (4) a transaction resulting in an entity other than the Company or one of its affiliates being the general partner of Pioneer Southwest.

2011 Outstanding Equity Awards at Fiscal Year End

The following table sets forth, for each NEO, information regarding stock options, restricted stock, RSUs, performance units and Pioneer Southwest phantom units that were held as of December 31, 2011, including awards that were granted prior to 2011:

Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That have not Vested (2) ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Scott D. Sheffield	0	115,337 (3)	$ 15.62	02/18/2019	120,919 (6)	$10,819,832	70,555 (11)	$6,313,261
	0	44,000 (4)	$ 47.10	02/16/2020	45,156 (7)	$4,040,559	28,144 (12)	$2,515,641
	0	32,098 (5)	$ 98.69	02/15/2021	25,704 (8)	$2,299,994
					24,144 (9)	$631,607
					19,140(10)	$500,702
Richard P. Dealy	0	40,368 (3)	$ 15.62	02/18/2019	42,322 (6)	$3,786,973	19,243 (11)	$1,721,864
	0	12,000 (4)	$ 47.10	02/16/2020	12,315 (7)	$1,101,946	9,821 (12)	$878,783
	0	11,213 (5)	$ 98.69	02/15/2021	8,980 (8)	$803,503
					6,585 (9)	$172,264
					6,687 (10)	$174,932
Mark S. Berg	0	24,509 (3)	$ 15.62	02/18/2019	25,696 (6)	$2,299,278	11,418 (11)	$1,021,683
	0	7,120 (4)	$ 47.10	02/16/2020	9,134 (7)	$817,310	4,911 (12)	$439,436
	0	5,607 (5)	$ 98.69	02/15/2021	5,612 (8)	$502,162
Chris J. Cheatwood	0	25,363 (3)	$ 15.62	02/18/2019	26,590 (6)	$2,379,273	12,188 (11)	$1,090,582
	0	7,600 (4)	$ 47.10	02/16/2020	9,750 (7)	$872,430	5,892 (12)	$527,216
	0	6,728 (5)	$ 98.69	02/15/2021	6,735 (8)	$602,648
Timothy L. Dove	0	67,500 (3)	$ 15.62	02/18/2019	70,768 (6)	$6,332,321	31,558 (11)	$2,823,810
	0	19,680 (4)	$ 47.10	02/16/2020	25,246 (7)	$2,259,012	13.627 (12)	$1,219,344
	0	15,558 (5)	$ 98.69	02/15/2021	15,574 (8)	$1,393,562
______________
(1)
Based on the closing price of $89.48 of the Company's common stock on December 30, 2011 (the last trading day of 2011) or the closing price per unit of $26.16 of Pioneer Southwest’s common units on December 30, 2011 (the last trading day of 2011), as applicable.

(2)
Represents the market value of the unvested and unearned performance units based on a price per share of the Company's common stock of $89.48, the closing market price on December 30, 2011 (the last trading day of 2011).

(3)	This award of stock options vested in full on February 18, 2012, which was the third anniversary of the grant date, but these options were unexercisable on December 31, 2011.
(4)
This award of stock options vests in full on February 16, 2013, which is the third anniversary of the grant date.  The vesting of this award will accelerate in full upon a change in control.  In addition, the termination of the NEO's employment prior to the vesting date will affect the vesting of the award as described above in the section entitled "Narrative Disclosure for the 2011 Grants of Plan Based Awards Table."

(5)
This award of stock options vests in full on February 15, 2014, which is the third anniversary of the grant date.  The vesting of this award will accelerate in full upon a change in control.  In addition, the termination of the NEO's employment prior to the vesting date will affect the vesting of the award as described above in the section entitled "Narrative Disclosure for the 2011 Grants of Plan Based Awards Table."

(6)	This award of restricted stock vested in full on February 18, 2012, which is the third anniversary of the grant date, but was outstanding on December 31, 2011.
(7)
This award of restricted stock vests in full on February 16, 2013, which is the third anniversary of the grant date.  The vesting of this award will accelerate in full upon a change in control.  In addition, the termination of the NEO's employment prior to the vesting date will affect the vesting of the award as described above in "Narrative Disclosure for the 2011 Grants of Plan Based Awards Table."

(8)
This award of restricted stock, or RSUs in the case of Mr. Sheffield, vests in full on February 15, 2014, which is the third anniversary of the grant date.  The vesting of this award will accelerate in full upon a change in control.  In addition, the termination of the NEO's employment prior to the vesting date will affect the vesting of the award as described above in "Narrative Disclosure for the 2011 Grants of Plan Based Awards Table."

(9)
This award of Pioneer Southwest phantom units vests in full on March 4, 2013, which is the third anniversary of the grant date.  The vesting of this award will accelerate in full upon a change in control of the Company or Pioneer Southwest.  In addition, the termination of the NEO's employment prior to the vesting date will affect the vesting of the award as described above in "Narrative Disclosure for the 2011 Grants of Plan Based Awards Table."

(10)
This award of Pioneer Southwest phantom units vests in full on February 15, 2014, which is the third anniversary of the grant date.  The vesting of this award will accelerate in full upon a change in control of the Company or Pioneer Southwest.  In addition, the termination of the NEO's employment prior to the vesting date will affect the vesting of the award as described above in "Narrative Disclosure for the 2011 Grants of Plan Based Awards Table."

(11)
This award of performance units was made in 2010 and has a three-year performance period (January 2010 to December 2012). The number of shares reported represents the number of performance units that would vest on December 31, 2012 (assuming that the NEO is continuously employed with the Company through that date) if the Company’s relative TSR resulted in a ranking of first out of the twelve peer companies, which would be the “Maximum.” As of December 31, 2011, the Company’s relative TSR for this performance period would have resulted in a ranking of first place.  In the event of a change of control, the date of the change in control will be treated as the last day of the performance period, and the performance unit award will become fully vested, with the achievement of the performance objective being based on the Company’s actual performance as of such date.  In addition, the termination of the NEO's employment prior to the end of the performance period will affect the vesting of the award as described above in the section entitled "Narrative Disclosure for the 2011 Grants of Plan Based Awards Table."

(12)
This award of performance units was made in 2011 and has a three-year performance period (January 2011 to December 2013). The conditions for vesting of this award are described above in "Narrative Disclosure for the 2011 Grants of Plan Based Awards Table."  The number of shares reported represents the number of performance units that would vest on December 31, 2013 (assuming that the NEO is continuously employed with the Company through that date) if the Company’s relative TSR resulted in a ranking of third out of the twelve peer companies, which would be 175% of the “Target” number of performance units awarded, in accordance with the table in the section above entitled “Narrative Disclosure for the 2011 Grants of Plan-Based Awards Table.”  As of December 31, 2011, the Company’s relative TSR for this performance period would have resulted in a ranking of fourth place.  In the event of a change in control, the date of the change of control will be treated as the last day of the performance period, and the performance unit award will become vested, with the achievement of the performance objective being based on the Company’s actual performance as of such date.

In addition, the termination of the NEO's employment prior to the end of the performance period will affect the vesting of the award as described above in the section entitled "Narrative Disclosure for the 2011 Grants of Plan Based Awards Table."

2011 Option Exercises and Stock Vested

The following table sets forth, for each NEO, information about exercises of stock options, the lapse of restrictions on stock awards and the vesting of performance units during 2011:

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise (1) ($) (c)	Number of Shares Acquired on Vesting (#) (d)		Value Realized on Vesting ($) (e)
Scott D. Sheffield	-	$-	38,479 151,148 (3)	$ $	3,709,376 (2) 13,524,723 (3)
Richard P. Dealy	1,750	$89,560	12,643 52,903 (3)	$ $	1,218,785 (2) 4,733,760 (3)
Mark S. Berg	-	$-	8,520 32,120 (3)	$ $	821,328 (2) 2,874,098 (3)
Chris J. Cheatwood	-	$-	8,520 33,238 (3)	$ $	821,328 (2) 2,974,136 (3)
Timothy L. Dove	3,333	$248,503	21,438 88,460 (3)	$ $	2,066,623 (2) 7,915,401 (3)
______________
(1)
The value realized per share acquired is based on the difference between the closing price per share of the Company's common stock on the date of exercise and the exercise price per share of the stock options.

(2)
The value realized with respect to vesting of restricted stock is based on the closing price per share of $96.40 of the Company's common stock on February 11, 2011, the most recent closing price of the Company’s common stock prior to the date of vesting of the awards on February 12, 2011.

(3)
These shares vested as of December 31, 2011, in respect of the performance unit awards granted in 2009, with the number of shares of stock earned with respect to such awards determined on the basis of the Company’s achievement of performance objectives for the performance period beginning January 1, 2009 and ending on December 31, 2011.  For this performance period, the Company’s TSR resulted in a ranking of first place, providing a payout of 250 percent of target.  The vested shares were issued to the NEOs in January 2012.  The value realized with respect to these earned performance units is based on the closing price of $89.48 of the Company's common stock on December 30, 2011, the last trading day of 2011.

Pension Benefits

The Company does not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for its NEOs.

2011 Non-Qualified Deferred Compensation

The Company's NEOs participate in a Company-sponsored defined contribution 401(k) retirement plan and a non-qualified deferred compensation plan.  The following table provides information about participation of each NEO in the Company's non-qualified deferred compensation plan:

Name (a)	Executive Contributions in Last FY (1) ($)(b)	Registrant Contributions in Last FY (2) ($)(c)	Aggregate Earnings in Last FY (3) ($)(d)	Aggregate Balance at Last FYE (4) ($)(f)
Scott D. Sheffield	$95,600	$95,600	$82,220	$4,784,179
Richard P. Dealy	$60,900	$40,600	$22,730	$1,172,560
Mark S. Berg	$37,000	$37,000	$9,190	$419,739
Chris Cheatwood	$94,000	$37,600	$(74,166)	$1,104,568
Timothy L. Dove	$53,100	$53,100	$(12,353)	$1,398,402
______________
(1)
The amounts reported in this column were deferred at the election of the NEO and are also included in the amounts reported in the Salary or Non-Equity Incentive Plan Compensation column of the "Summary Compensation Table" for 2011.

(2)	The amounts in this column are also included in the All Other Compensation column of the "Summary Compensation Table" for 2011.
(3)
The amounts in this column represent aggregate earnings on the investments made in the non-qualified deferred compensation plan that accrued during 2011 on amounts of salary and/or bonus deferred at the election of the NEO and the contributions made by the Company for each NEO pursuant to the Company's non-qualified deferred compensation plan.

(4)
The aggregate balance for each NEO reflects the cumulative value, as of December 31, 2011, of the contributions to the Company’s non-qualified deferred compensation plan made by that NEO and the Company for the NEO’s account, and any earnings on these amounts, since the NEO began participating in the plan.  The Company has previously reported the Company contributions, executive contributions and above-market returns (to the extent the NEO’s compensation was required to be reported for the NEO pursuant to SEC rules) in its Summary Compensation Table since the 2006 fiscal year.  The total amount previously reported in the Summary Compensation Table for each of the NEOs was as follows:  Mr. Sheffield, $2,242,055; Mr. Dealy, $668,404; Mr. Berg, $274,766, Mr. Cheatwood, $610,257; and Mr. Dove, $777,105.

The non-qualified deferred compensation plan allows each participant to contribute up to 25 percent of base salary and 100 percent of annual incentive bonus payments.  In addition, the Company may provide a matching contribution of 100 percent of the participant's contribution up to the first ten percent of an executive officer's base salary.  The Company's matching contribution vests immediately.

The non-qualified deferred compensation plan permits each executive officer to make investment allocation choices for both the executive officer's contributions and the Company matching contributions made on the executive's behalf among the designated mutual funds offered as investment options under the non-qualified deferred compensation plan.  The Company retains the right to maintain these investment choices as hypothetical investments or to actually invest the plan account pursuant to the executive officer's investment choices.  To date, the Company has chosen to actually invest the funds in the investment options selected by the executive officers so that the investment returns are funded, but such funds remain assets subject to the claims of the Company's general creditors. If a participant fails to make an investment election, then amounts allocated to his or her account shall be deemed to be invested in the investments designated by the plan administrator from time to time; the default investment for the 2011 year was the Vanguard Target Retirement Fund that most closely matches the year in which the participant would retire.   An executive is permitted to change his or her investment choices at any time.  The following table lists the mutual fund investment options for the non-qualified deferred compensation plan in 2011, all of which were also investments options available to participants in the Company’s tax-qualified 401(k) retirement plan for 2011, with the annual rate of return for each fund:

Investment Funds	Rate of Return
500 Index Fund Inv	1.97%
American Funds EuroPacific Gr R4	-13.61%
Artisan Mid Cap Value Investor	6.42%
Columbia Acorn International Z	-14.06%
Extended Mkt Index Inv	-3.73%
Inflation-Protect Sec Inv	13.24%
Inter-Term Treasury Inv	9.80%
Invesco Real Estate Institutional	8.05%
JPMorgan Small Cap Equity Sel	2.92%
Loomis Sayles Bond Instl	3.76%
Oppenheimer Developing Markets Y	-17.85%
PIMCO Total Return Admin	3.91%
Prime Money Mkt Fund	0.05%
PRIMECAP Fund Investor	-1.84%
Prudential Jennison Natural Resources A	-18.80%
Royce Premier Service	-1.07%
Royce Total Return Instl	-1.55%
Sentinel Small Company A	2.84%
T. Rowe Price Mid-Cap Growth	-1.21%
Target Retirement 2005	5.14%
Target Retirement 2010	3.37%
Target Retirement 2015	1.71%
Target Retirement 2020	0.60%
Target Retirement 2025	-0.37%
Target Retirement 2030	-1.27%
Target Retirement 2035	-2.24%
Target Retirement 2040	-2.55%
Target Retirement 2045	-2.51%
Target Retirement 2050	-2.54%
Target Retirement 2055	-2.27%
Target Retirement Income	5.25%
Templeton Global Bond A	-2.37%
Total Bond Mkt Index Inv	7.56%
Total Intl Stock Ix Inv	-14.56%
Total Stock Mkt Idx Inv	0.96%
Wellington Fund Inv	3.85%
Windsor II Fund Inv	2.70%

A participant's vested benefits may, at the option of the participant, be distributed in one cash lump sum payment, in five annual installments or in ten annual installments.  Participants elect to receive this account balance under the Company’s non-qualified deferred compensation plan either upon separation from service or the first day of the plan year following the participant’s separation from service.  Payments upon separation from service will be delayed six months in accordance with Section 409A of the Internal Revenue Code in the event a participant is a “specified employee” for purposes of Section 409A.

A participant may be entitled to make a withdrawal prior to his or her termination of employment if the plan administrator determines that the participant has experienced an unforeseeable financial emergency, to the extent necessary to satisfy the participant's needs. An unforeseeable emergency is defined in the plan as a severe financial hardship to the participant that results from: (a) an illness or accident of the participant, the participant’s spouse, the participant’s beneficiary or the participant’s dependent, (b) a loss of the participant’s property due to casualty, or (c) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant.

In the event of a change in control, the entire amount credited to a participant under the non-qualified deferred compensation plan will be paid to the participant in a single lump sum cash payment.  The plan relies upon the definition of a “change in control” as it exists in the Company’s 2006 Long-Term Incentive Plan at the time of occurrence of the change in control.

If a participant dies prior to the complete payment of his account, the entire amount remaining under the non-qualified deferred compensation plan will be paid in a single lump sum cash payment to the participant’s beneficiary in the first calendar quarter following the participant’s death.

Potential Payments Upon Termination or Change in Control

The Company is party to severance agreements and change in control agreements with each of its executive officers listed in the section entitled “Directors and Executive Officers.”  Salaries and annual incentive bonuses are set by the Compensation Committee independent of these agreements and the Compensation Committee can increase or decrease base salaries at its discretion.

Equity Awards

For information about accelerated vesting of various equity awards, please see the Narrative Disclosure for the 2011 Grants of Plan Based Awards Table and the footnotes that follow the tables below quantifying payments under various termination scenarios and upon a change in control.

Severance Agreements

The severance agreements provide for the following payments upon a termination of employment due to death, disability or a normal retirement: (1) any earned but unpaid salary, (2) all accrued or vested obligations due to the executive pursuant to the Company’s employee benefit plans at the time of the termination, including any compensation that had previously been deferred by the executive, and (3) a separation payment in the amount of the executive officer’s base salary.

The severance agreements also provide that, if the executive officer terminates employment for good reason or if an executive’s employment with the Company terminates other than for cause, death, disability or normal retirement, the Company must pay the executive officer a separation payment in addition to earned salary and vested benefits.  The separation payment is an amount equal to the sum of (1) one times the executive officer's base salary (three times base salary for Mr. Sheffield and 2.5 times base salary in the case of Mr. Dove), (2) 18 times the monthly cost for the executive officer to continue coverage for himself and his eligible dependents under the Company's group medical plans (36 times the monthly cost in the case of  Mr. Sheffield and 30 times the monthly cost in the case of Mr. Dove), and (3) one-twelfth of the executive officer's base salary if the date of termination is less than 30 days following the notice of termination and the executive officer's employment is terminated by the Company.  In the case of Messrs. Sheffield and Dove, the severance agreements also provide for the immediate vesting of certain equity awards under the Company's 2006 Long-Term Incentive Plan (for more information, please see the footnotes to the tables quantifying potential payments in this section).  Payment of an executive’s annual cash incentive bonus for the year of termination on any type of termination, other than a change in control termination (discussed below), is at the discretion of the Compensation Committee.  The severance agreements terminate upon a change in control of the Company.

The severance agreements contain certain confidentiality, non-solicitation and non-interference provisions.  The confidentiality provisions generally extend until three years following an executive’s termination of employment, while the non-solicitation of employees and non-interference with business relationships provisions extend for two years following the executive’s termination date.

Change in Control Agreements

The change in control agreements provide that, if the executive officer terminates employment (1) for good reason or (2) if an executive officer's employment with the Company terminates other than for cause, death, disability or normal retirement, in either case in connection with or within two years following a change in control, then the Company must (A) pay the executive officer a separation payment, (B) provide the executive officer with continued group medical coverage at a cost equivalent to a similarly situated active employee for approximately three years (in the case of Messrs. Sheffield and Dove, until the date the executive is eligible for full medical benefits under the provisions of Medicare), (C) pay earned salary and vested benefits, and (D) fully vest all the executive officer's outstanding equity awards under the Company's 2006 Long-Term Incentive Plan.  The separation payment is an amount equal to the sum of (1) 2.99 times the sum of the executive officer's base salary and target bonus determined in accordance with the terms of each agreement, (2) a pro-rated portion of the defined target bonus based on the days elapsed in the calendar year of termination, and (3) one-twelfth of the executive officer's base salary if the date of termination is less than 30 days following the notice of termination and the executive officer's employment is terminated by the Company.

If the Company terminates an executive officer without cause following a potential change in control and if a change in control actually occurs within 12 months, the executive officer will be entitled upon the change in control to receive the difference between (1) any payments that the executive already received from the Company upon the executive’s actual termination date, and (2) those payments or benefits that would have been paid to the executive if the executive had been terminated without cause immediately following the change in control, plus a payment equal to the value of the executive officer's outstanding equity-based awards that were forfeited when his or her employment was terminated.  If, after a change in control, an executive officer terminates employment because he is required to relocate more than 50 miles, but is not otherwise entitled to terminate employment for good reason, then the Company must (1) pay the executive officer a reduced separation payment equal to one times his or her annualized base salary, (2) pay the executive officer earned salary and vested benefits, and (3) provide the executive officer with continued coverage for one year under the Company’s group medical benefit plans.

The change in control agreements also obligate the Company to make the executive officers whole (that is, provide a "gross-up") for excise taxes that may be imposed on payments under the change in control agreements by Section 4999 of the Internal Revenue Code. The change in control agreements continue for two years following a change in control that occurs during the term of the agreement.

The change in control agreements also provide for a payment equal to one times the executive officer's base salary in the event of his or her death, disability or normal retirement within two years following a change in control.

All payments, other than continued medical benefits, received under both the severance agreements and the change in control agreements are distributed as a lump sum.  Cash separation payments will only be made following the executive officer’s execution of a general release in favor of the Company.   While the lump sum payments will be made within a ten day period following a termination of employment where possible, in the event that the individual is considered a “specified employee” pursuant to the regulations promulgated under Section 409A of the Internal Revenue Code, certain payments or benefits may be delayed for a period of six months as required by the federal tax regulations in order to prevent an excise tax of 20 percent from being imposed on such payments.

Definitions. For purposes of the severance and change in control agreements, the terms set forth below generally have the meanings described below:

A "change in control" generally includes the occurrence of any of the following events or circumstances: (1) a person or group acquires securities of the Company that, together with any other securities held by such person, constitutes 40 percent or more of either (x) the then outstanding shares of the Company's common stock or (y) the combined voting power of the then outstanding voting securities of the Company, except for acquisitions directly from the Company and acquisitions by an employee benefit plan sponsored or maintained by the Company; (2) a majority of the members of the Board of Directors changes, other than new members elected or nominated by at least a majority of the then-current Board, absent an election contest or similar proxy dispute; (3) the Company merges or engages in a similar transaction, or sells all or substantially all of its assets, unless the Company's stockholders prior to the transaction own more than half of the voting interest of the Company or the resulting entity (in substantially the same ratios) after the transaction, and neither of the events in items (1) and (2) above has occurred for the Company or the resulting entity; or (4) the Company's stockholders approve a complete liquidation or dissolution of the Company.  The change in control agreements also restrict the definition of a “change in control” to a change in control event for purposes of Section 409A of the Internal Revenue Code in the event that an executive officer would receive payments under the agreement due to a termination of employment following a “potential change in control” but prior to the occurrence of a “change in control.”

A "potential change in control" will be deemed to have occurred if (1) a person or group announces publicly an intention to effect a change in control, or commences an action that, if successful, could reasonably be expected to result in a change in control; (2) the Company enters into an agreement that would constitute a change in control; or (3) any other event occurs which the Board declares to be a potential change in control.

"Cause" generally means any of the following circumstances: (1) the officer's failure to substantially perform his or her duties, unless the failure is due to physical or mental incapacity, or to comply with a material written policy of the Company; (2) the officer's engaging in an act of gross misconduct that results in, or is intended to result in, material damage to the Company's business or reputation; (3) the officer's failure to cooperate in connection with an investigation or proceeding into the business practices or operations of the

Company; or (4) the officer's conviction of a felony or a crime or misdemeanor involving moral turpitude or financial misconduct. In addition, in the severance agreements, "cause" includes a material violation by the officer of the provisions of the confidentiality and non-solicitation restrictions in the agreement.

A “disability” shall mean the employee’s physical or mental impairment or incapacity of such severity that, in the opinion of the Company’s chosen physician, the employee is unable to continue to perform his or her duties.  A “disability” will also be deemed to have occurred if the employee becomes entitled to long-term disability benefits under any of the Company’s employee benefit plans.

"Good reason," in the change in control agreements, generally means any of the following circumstances: (1) the assignment to the officer of duties materially inconsistent with his or her position as compared to his or her duties immediately prior to the potential change in control or change in control; (2) a reduction in the officer's base salary; or (3) the failure to provide the officer the opportunity to earn annual bonuses and long-term incentive compensation, and to participate in retirement, deferred compensation, medical and similar benefits, all in a manner consistent with the Company's then existing practices.

The definition of "good reason" in Mr. Sheffield's and Mr. Dove's severance agreements is substantially similar to the definition in the change in control agreement, except that, in Mr. Sheffield's agreement, "good reason" also includes the failure of the Company to nominate him for re-election to the Board of Directors, or any failure of the stockholders to re-elect him to the Board, unless due to his death, disability, termination for cause or voluntary resignation. In the severance agreements for officers other than Messrs. Sheffield and Dove, "good reason" generally means a demotion of the officer to an officer position junior to his then existing position, or to a non-officer position, or a reduction in base salary that is not a Company-wide reduction and that is greater than 80 percent, or any reduction in base salary that is greater than 65 percent.

An executive will be considered eligible for “normal retirement” upon reaching the age of 60 years.

The following tables quantify the payments and benefits provided to the NEOs upon the events specified below.  The value of the accelerated vesting or settlement of equity awards is based on the closing price of $89.48 of the Company's common stock on December 30, 2011 (the last trading day of 2011).

Scott D. Sheffield.  The following table shows, as of December 31, 2011, the estimated potential payments and benefits that would be received by Mr. Sheffield upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock/RSUs (2)	$-	$17,160,385	$13,326,848	$17,160,385
Performance Units (3)	$-	$8,828,880	$5,047,455	$8,828,880
Stock options (2)	$-	$10,383,511	$9,185,126	$10,383,511
Phantom units (2)	$-	$1,132,309	$507,521	$1,132,309
Benefits & Perquisites:
Severance Payment	$-	$2,868,004	$956,001	$5,716,881
Prorated Bonus Payment (4)	$-	$956,000	$956,000	$956,000
Medical Benefit Continuation (5)	$-	$34,863	$-	$110,636
280G Reimbursement	$-	$-	$-	$5,702,980
Pay in lieu of 30-day Notice (6)	$-	$79,667	$-	$79,667
Total	$-	$41,443,619	$29,978,951	$50,071,249
______________
(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above.  Additionally, the benefits and payments quantified herein have been determined as of December 31, 2011, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2012 of 120,919 shares of restricted stock and the grants of awards made in February 2012 under the Company’s Long Term Incentive Plan.

(2)
Unvested restricted stock, RSU, stock option and Pioneer Southwest phantom unit awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated.  Unvested restricted stock, RSU, stock option and Pioneer Southwest phantom unit awards also automatically vest upon a termination not for cause or a termination for good reason.  In the case of normal retirement, death or disability, vesting of the awards is accelerated pro rata to the end of the month of termination.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated.  Unvested performance unit awards also automatically vest with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period.   Performance unit awards vest pro rata to the end of the month with shares paid at target within 75 days following death or disability.  The number of shares underlying performance units is calculated based on the same rankings in footnotes (11) and (12) of the 2011 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.

(5)
These amounts equal the cost of continued medical coverage for a period of 36 months in the event of a termination not for cause or a termination for good reason.  In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage until Mr. Sheffield is eligible to receive Medicare benefits; thus, the period of continued coverage is five years and six months as of December 31, 2011.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

Richard P. Dealy.  The following table shows, as of December 31, 2011, the estimated potential payments and benefits that would be received by Mr. Dealy upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock (2)	$-	$4,473,200	$4,473,200	$5,692,449
Performance Units (3)	$-	$1,441,008	$1,441,008	$2,600,602
Stock options (2)	$-	$3,126,801	$3,126,801	$3,490,140
Phantom units (2)	$-	$149,079	$149,079	$347,196
Benefits & Perquisites:
Severance Payment	$-	$406,001	$406,001	$2,245,790
Prorated Bonus Payment (4)	$-	$345,100	$345,100	$345,100
Medical Benefit Continuation (5)	$-	$25,437	$-	$43,519
280G Reimbursement	$-	$-	$-	$1,966,285
Pay in lieu of 30-day Notice (6)	$-	$33,833	$-	$33,833
Total	$-	$10,000,459	$9,941,189	$16,764,914
______________
(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above.  Additionally, the benefits and payments quantified herein have been determined as of December 31, 2011, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2012 of 42,322 shares of restricted stock and the grants of awards made in February 2012 under the Company’s Long Term Incentive Plan.

(2)
Unvested restricted stock, stock option and Pioneer Southwest phantom unit awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated.  In the case of a termination not for cause, a termination for good reason, or normal retirement, death or disability, vesting of the awards is accelerated pro rata to the end of the month of termination.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated.  Unvested performance unit awards also automatically vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period.   Performance unit awards vest pro rata to the end of the month with shares paid at target within 75 days following death or disability.  The number of shares underlying performance units is calculated based on the same rankings in footnotes (11) and (12) of the 2011 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.
(5)
These amounts equal the cost of continued medical coverage for a period of 18 months in the event of a termination not for cause or a termination for good reason pursuant to the severance agreements.  In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage for a period of 36 months.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

Mark S. Berg.   The following table shows, as of December 31, 2011, the estimated potential payments and benefits that would be received by Mr. Berg upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock (2)	$-	$2,810,497	$2,810,497	$3,618,750
Performance Units (3)	$-	$827,735	$827,735	$1,461,029
Stock options (2)	$-	$1,894,149	$1,894,149	$2,111,980
Benefits & Perquisites:
Severance Payment	$-	$376,002	$376,002	$1,911,209
Prorated Bonus Payment (4)	$-	$282,000	$282,000	$263,200
Medical Benefit Continuation (5)	$-	$25,437	$-	$43,519
280G Reimbursement	$-	$-	$-	$1,393,014
Pay in lieu of 30-day Notice (6)	$-	$31,333	$-	$31,333
Total	$-	$6,247,153	$6,190,383	$10,834,034
______________
(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above.  Additionally, the benefits and payments quantified herein have been determined as of December 31, 2011, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2012 of 25,696 shares of restricted stock and the grants of awards made in February 2012 under the Company’s Long Term Incentive Plan.

(2)
Unvested restricted stock and stock option awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated.  In the case of a termination not for cause, a termination for good reason, or normal retirement, death or disability, vesting of the awards is accelerated pro rata to the end of the month of termination.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated.  Unvested performance unit awards also automatically vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period.   Performance unit awards vest pro rata to the end of the month with shares paid at target within 75 days following death or disability.  The number of shares underlying performance units is calculated based on the same rankings in footnotes (11) and (12) of the 2011 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.
(5)
These amounts equal the cost of continued medical coverage for a period of 18 months in the event of a termination not for cause or a termination for good reason pursuant to the severance agreements.  In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage for a period of 36 months.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

Chris J. Cheatwood.   The following table shows, as of December 31, 2011, the estimated potential payments and benefits that would be received by Mr. Cheatwood upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock (2)	$-	$2,947,645	$2,947,645	$3,854,351
Performance Units (3)	$-	$902,876	$902,876	$1,617,776
Stock options (2)	$-	$1,966,098	$1,966,098	$2,195,399
Benefits & Perquisites:
Severance Payment	$-	$376,002	$376,002	$1,911,209
Prorated Bonus Payment (4)	$-	$282,000	$282,000	$263,200
Medical Benefit Continuation (5)	$-	$25,437	$-	$43,519
280G Reimbursement	$-	$-	$-	$-
Pay in lieu of 30-day Notice (6)	$-	$31,333	$-	$31,333
Total	$-	$6,531,391	$6,474,621	$9,916,787

______________
(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above.  Additionally, the benefits and payments quantified herein have been determined as of December 31, 2011, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2012 of 26,590 shares of restricted stock and the grants of awards made in February 2012 under the Company’s Long Term Incentive Plan.

(2)
Unvested restricted stock and stock option awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated.  In the case of a termination not for cause, a termination for good reason, or normal retirement, death or disability, vesting of the awards is accelerated pro rata to the end of the month of termination.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated.  Unvested performance unit awards also automatically vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period.   Performance unit awards vest pro rata to the end of the month with shares paid at target within 75 days following death or disability.  The number of shares underlying performance units is calculated based on the same rankings in footnotes (11) and (12) of the 2011 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.
(5)
These amounts equal the cost of continued medical coverage for a period of 18 months in the event of a termination not for cause or a termination for good reason pursuant to the severance agreements.  In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage for a period of 36 months.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

Timothy L. Dove.   The following table shows, as of December 31, 2011, the estimated potential payments and benefits that would be received by Mr. Dove upon the termination of his employment in each of the circumstances indicated in the table.

Benefits and Payments Upon Termination (1)	Voluntary Termination or Termination for Cause	Termination Not for Cause or Termination for Good Reason	Normal Retirement or Death/Disability	Change in Control Termination
Long-Term Incentive Compensation:
Restricted Stock (2)	$-	$9,984,894	$7,748,133	$9,984,894
Performance Units (3)	$-	$4,043,131	$2,289,167	$4,043,131
Stock options (2)	$-	$5,819,588	$5,218,279	$5,819,588
Benefits & Perquisites:
Severance Payment	$-	$1,327,503	$531,001	$3,095,997
Prorated Bonus Payment (4)	$-	$531,000	$531,000	$504,450
Medical Benefit Continuation (5)	$-	$42,946	$-	$331,512
280G Reimbursement	$-	$-	$-	$3,152,652
Pay in lieu of 30-day Notice (6)	$-	$44,250	$-	$44,250
Total	$-	$21,793,312	$16,317,580	$26,976,474
______________
(1)
The benefits and payments quantified in the table do not contemplate the payments that the Company is obligated to make to the executive officer (i) if the Company terminates the executive officer without cause following a potential change in control or a change in control occurs within 12 months following the termination, or (ii) if the executive officer terminates employment following a change in control because he is required to relocate more than 50 miles, in both cases as described in the summary of the change in control agreements set forth above.  Additionally, the benefits and payments quantified herein have been determined as of December 31, 2011, and therefore do not contemplate the effect on the long-term incentive compensation and 280G reimbursement components resulting from the vesting in February 2012 of 70,768 shares of restricted stock and the grants of awards made in February 2012 under the Company’s Long Term Incentive Plan.

(2)
Unvested restricted stock and stock option awards automatically vest upon a change in control, regardless of whether employment is subsequently terminated.  Unvested restricted stock and stock option awards also automatically vest upon a termination not for cause or a termination for good reason.  In the case of normal retirement, death or disability, vesting of the award is accelerated pro rata to the end of the month of termination.

(3)
Unvested performance unit awards automatically vest upon a change in control with the award of shares subject to performance measured on the date of the change in control, regardless of whether employment is subsequently terminated.  Unvested performance unit awards also automatically vest with the award of shares subject to performance measured at the end of the three-year performance period upon a termination not for cause or a termination for good reason.  In the case of normal retirement, performance unit awards vest pro rata to the end of the month with the award of shares subject to performance measured at the end of the three-year performance period.   Performance unit awards vest pro rata to the end of the month with shares paid at target within 75 days following death or disability. The number of shares underlying performance units is calculated based on the same rankings in footnotes (11) and (12) of the 2011 Outstanding Equity Awards at Fiscal Year End table.

(4)	Other than in connection with a change in control termination, payment of a bonus is subject to Compensation Committee discretion. This table assumes a bonus payment in the amount indicated.
(5)
These amounts equal the cost of continued medical coverage for a period of 30 months in the event of a termination not for cause or a termination for good reason.  In the event of a termination in connection with a change in control, the change in control agreements provide continued coverage until Mr. Dove is eligible to receive Medicare benefits; thus, the period of continued coverage is 10 years as of December 31, 2011.

(6)	This amount is payable only if employment is terminated by the Company and the date of termination is less than 30 days after the date of notice of termination.

COMPENSATION PROGRAMS AND RISK CONSIDERATIONS

The Company does not believe that its policies and practices of compensating its employees give rise to risks that are reasonably likely to have a material adverse effect on the Company. In making this determination, the Company considered the following:

•
As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, the Board of Directors of the Company has established substantial stock ownership guidelines for the Company’s directors and executive officers, as well as other officers of the Company and its subsidiaries.

•
With regard to the compensation of the Company’s executive officers, as discussed in the Compensation Discussion and Analysis section, although the Company’s compensation program is weighted toward pay-for-performance, the Company believes the following aspects mitigate against the taking of excessive risk:

•
The long-term incentive component of the program, which is intended to be the largest component of each executive officer’s overall compensation package, is divided into different types of awards, but all are weighted toward long-term achievement, with vesting periods of three years that are based on the value of the Company’s stock and not on any particular metric, which could encourage risk-taking.

•
Each executive officer’s annual cash bonus is based on a number of goals set for the Company as a whole, some of which counteract the potential for risk taking, such as goals for levels of indebtedness, and is ultimately a subjective judgment made by the Compensation Committee, which can consider risks facing the Company and market conditions at the time of the decision.

•
With regard to the Company’s overall compensation program, while the Company has organized itself into asset teams focused on the Company’s significant oil and gas assets, the Company’s compensation philosophy is focused on the Company’s performance as a whole, and any variations in compensation based on achievements within any one asset team or employee group consist of relatively small adjustments to salary and bonus. The Company does not compensate any division or group of its employees significantly differently than any other. In addition, substantially all of the Company’s employees receive grants of equity awards each year that vest over a period of three years in order to align their interests with the long-term performance of the Company.

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Buchanan, Cates, Lundquist and Reiman served on the Compensation Committee throughout fiscal year 2011, and Messrs. Ramsey and Thompson served on the Compensation Committee for parts of fiscal year 2011.  None of the directors who served on the Compensation Committee during fiscal year 2011 has ever served as one of the Company’s officers or employees.  During fiscal year 2011, none of the Company’s executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any other entity of which an executive officer served on the Board of Directors or the Compensation Committee.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee's purpose is to assist the Board of Directors in its oversight of the Company's internal controls, financial statements and the audit process.  The Board of Directors, in its business judgment, has determined that all members of the Audit Committee meet the independence standards of the New York Stock Exchange and Securities and Exchange Commission applicable to members of the Audit Committee.

Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and for auditing the Company's internal controls over financial reporting.  While the Audit Committee has the responsibilities and powers set forth in its charter and management and the independent registered public accounting firm for the Company are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2011 with management and the independent registered public accounting firm.  The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm’s independence.

Based on the reports and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to below and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.  The Audit Committee has also selected Ernst & Young LLP as the Company's independent registered public accounting firm for 2012.

Although determined to be financially literate (as defined by the SEC rules), the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting for the Company and are not experts in auditor independence standards or legal or regulatory matters.  Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Ernst & Young LLP is in fact independent.

Respectfully submitted by the Audit Committee of the Board of Directors,

R. Hartwell Gardner, Chairman
Thomas D. Arthur
Charles E. Ramsey, Jr.
Frank A. Risch
Jim A. Watson

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board of Directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders.  The Company's Corporate Governance Guidelines cover the following principal subjects:

•	Role and functions of the Board of Directors and its Lead Director
•	Qualifications and independence of directors
•	Size of the Board of Directors and director selection process
•	Committee functions and independence of committee members
•	Meetings of non-employee directors
•	Self-evaluation
•	Ethics and conflicts of interest (a copy of the current "Code of Business Conduct and Ethics" is posted on the Company's website at www.pxd.com)
•	Reporting of concerns to non-employee directors or the Audit Committee
•	Compensation of the Board of Directors and stock ownership requirements
•	Succession planning and annual compensation review of senior management
•	Access to senior management and to independent advisors
•	New director orientation
•	Continuing director education
•	Review and approval of Related person transactions

The Company’s Corporate Governance Guidelines are posted on the Company's website at www.pxd.com/governance.  The Corporate Governance Guidelines are reviewed periodically and as necessary by the Company's Nominating and Corporate Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines are presented to the Board of Directors for its approval.

The NYSE has adopted rules that require listed companies to adopt governance guidelines covering certain matters.  The Company believes that the Corporate Governance Guidelines comply with the NYSE rules.

Board Leadership

Mr. Sheffield was first elected Chief Executive Officer of the Company in August 1997 and Chairman of the Board of Directors of the Company in August 1999, and has been re-elected to those positions each year since 1999. Mr. Sheffield also served as the Chairman of the Board and Chief Executive Officer of Parker & Parsley, a predecessor of the Company, from October 1990 until the formation of the Company in August 1997.

The Board believes that at present the combined role of Chairman and CEO promotes unified leadership and direction for the Company, which allows for a single, clear focus for management to execute the Company’s strategy and business plans. As CEO, Mr. Sheffield is best suited to ensure that critical business issues are brought before the Board, which enhances the Board’s ability to develop and implement business strategies.

To ensure a strong and independent board, all directors of the Company, other than Mr. Sheffield, are "independent" as described in more detail below. In addition, the Company’s Corporate Governance Guidelines provide that if the Chairman is also the Chief Executive Officer, the Board will designate one of its members as the Lead Director to serve as the chair of the Nominating and Corporate Governance Committee and to provide, in conjunction with the Chairman and CEO, leadership and guidance to the Board.

Mr. Ramsey has served as Lead Director of the Board since November 2002.  In this capacity, Mr. Ramsey provides, in conjunction with the Chairman, leadership and guidance to the Board of Directors.  He also (i) presides at the executive sessions of the independent directors, and has the authority to call such executive sessions; (ii) in consultation with the Chairman and Secretary, establishes the agenda and meeting schedules for each meeting of the Board, taking into account suggestions of other directors; (iii) coordinates the nature, quality, quantity and timeliness of information sent to the Board in advance of meetings; and (iv) serves as the Board's contact for direct employee and stockholder communications with the Board of Directors. In addition, all directors are encouraged to suggest the inclusion of agenda items meeting materials, and any director is free to raise at any Board meeting items that are not on the agenda for that meeting. All of these principles are set forth in the Company’s Corporate Governance Guidelines.

The Board regularly meets in executive session without the presence of the CEO or other members of management. The Lead Director presides at these meetings and provides the Board’s guidance and feedback to the Chairman and the Company’s management team.  Further, the Board has complete access to the Company’s management team.

Given the strong leadership of the Company’s Chairman and CEO, the effective counterbalancing role of the Lead Director and a Board comprised of strong and independent directors, the Board believes that, at the present time, the combined role of Chairman and CEO best serves the interests of the Company and its stockholders.

Director Independence

The Company's standards for determining director independence require the assessment of directors' independence each year.  A director cannot be considered independent unless the

Board of Directors affirmatively determines that he or she does not have any relationship with management or the Company that may interfere with the exercise of his or her independent judgment, including any of the relationships that would disqualify the director from being independent under the rules of the NYSE and SEC.  As contemplated by the NYSE rules, the Board of Directors has also adopted categorical standards to assist in determining whether any material relationship with the Company or its management exists.  Directors who have any of the relationships outlined in the categorical standards are considered to have relationships that require the Board of Directors' review of the full facts and circumstances in order to determine whether the relationship impairs the independence of the director.  The categorical standards are as follows:

•	the director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company;
•	the director, or any member of the director's family, has not been employed by the Company in the last three years;
•	the director, or any member of the director's family, has not been employed by, or affiliated with, the Company's independent registered public accounting firm in the last three years;
•	the director, or any member of the director's family, has not been part of an interlocking directorate in the last three years;
•	the director, or any member of the director's family, has not received non-director fee compensation from the Company in the last three years;
•
the director is not an executive officer or employee, and no member of the director's family is an executive officer, of a company that makes payments to, or receives payments from the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or two percent of such other company's consolidated gross revenues in the last three years;

•	the director does not own more than 4.9 percent of the Company's shares;
•	the director does not serve on more than three other public company boards; and
•	the director does not serve on the board of directors of another oil and gas exploration and production company.

The Board of Directors has assessed the independence of each non-employee director and each nominee for director under the Company's categorical standards and the independence standards of the NYSE.  The Board of Directors affirmatively determined that all ten non-employee directors (Messrs. Arthur, Buchanan, Cates, Gardner, Lundquist, Reiman, Ramsey, Risch, Thompson and Watson) are independent.

The Board of Directors reviewed the facts and circumstances of Mr. Thompson’s role as an independent director of Alaska Air Group, Inc. and Tetra Tech, Inc., each of which is a vendor to the Company in the ordinary course of their business. The Board of Directors concluded that Mr. Thompson is an independent director because his role at each of the vendors is limited to that of an independent director, each of the vendors is large public company, and the amount of business done between the Company and each of the vendors is immaterial to the Company and to each vendor (less than 0.01% of the vendor’s gross revenues as of the date Mr. Thompson joined the Board).

In connection with its assessment of the independence of each non-employee director, the Board of Directors also determined that each member of the Audit Committee meets the additional independence standards of the NYSE and SEC applicable to members of the Audit Committee.  Those standards require that the director not be an affiliate of the Company and that the director not receive from the Company, directly or indirectly, any consulting, advisory or other compensatory fees except for fees for services as a director.

Financial Literacy of Audit Committee and Designation of Financial Experts

In May 2011 the Board of Directors evaluated the members of the Audit Committee for financial literacy and the attributes of a financial expert.  The Board of Directors determined that Messrs. Arthur, Gardner, Risch and Watson are financially literate and that two of the Audit Committee members (Messrs. Gardner and Risch) are audit committee financial experts as defined by the SEC.  In November 2011 the Board of Directors evaluated Mr. Ramsey for financial literacy.  The Board of Directors determined that Mr. Ramsey is financially literate as defined by the SEC.

Oversight of Risk Management

Except as discussed below, the Board as a whole oversees the Company’s assessment of major risks and the measures taken to manage such risks.  For example:

•
the Board oversees management of the Company’s commodity price risk through regular review with executive management of the Company’s derivatives strategy, and the oversight of the Company’s policy that limits the Company’s authority to enter into derivative commodity price instruments to a specified level of production, above which management must seek Board approval;

•
the Board has established specific dollar limits on the commitment authority of members of senior management and requires Board approval of expenditures exceeding that authority and of other material contracts and transactions; and

•	the Board reviews management’s capital spending plans, approves the Company’s capital budget and requires that management present for Board review significant departures from those plans.

The Company’s Audit Committee is responsible for overseeing the Company’s assessment and management of financial reporting and internal controls risks, as well as other financial risks such as the credit risks associated with counterparty exposure.  Management and the Company’s external and internal auditors report regularly to the Audit Committee on those subjects. The Board does not consider its role in oversight of the Company’s risk management function to be relevant to its choice of leadership structure.

Attendance at Annual Meetings

The Board of Directors encourages all directors to attend the annual meetings of stockholders, if practicable.  All of the then directors attended the 2011 Annual Meeting of Stockholders held on May 17, 2011.

Procedure for Directly Contacting the Board of Directors and Whistleblower Policy

The means for stockholders and any other interested parties to contact the Board of Directors (including the Lead Director) directly has been established and is published on the Company's website at www.pxd.com.  Matters for which this contact may be used include allegations about actions of the Company or its directors, officers or employees involving (i) questionable accounting, internal controls and auditing matters; (ii) materially misleading statements or omissions in SEC reports, press releases, or other public statements or other forms of wire, mail or securities fraud; (iii) violations of law, Company policy or the Company's Code of Business Conduct and Ethics; or (iv) other concerns that should be brought to the attention of the Company’s independent directors.  All complaints and concerns will be received and processed by the Company's Corporate Secretary's Office.  Complaints relating to the Company's accounting, internal accounting controls or auditing matters will be referred to the Audit Committee of the Company's Board of Directors and other concerns will be referred to the Lead Director of the Company's Board of Directors.  Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person (if known) providing the information in connection with government or private legal actions and in some other circumstances. The Company's policy is not to take any adverse action, and to not tolerate any retaliation against any person for asking questions or making good faith reports of possible violations of law, Company policy or the Code of Business Conduct and Ethics.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of March 19, 2012, by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of the Company’s common stock, (ii) each NEO of the Company, (iii) each director of the Company and (iv) all directors and executive officers as a group:

Name of Person or Identity of Group	Number of Shares	Percentage Of Class (a)

SPO Advisory Corp (c)	10,181,264	8.3
591 Redwood Highway, Suite 3215
Mill Valley, California 94941

Capital World Investors (d)	9,810,000	8.0
333 South Hope Street
Los Angeles, CA 90071

Wellington Management Company, LLP (e)	9,213,969	7.5
280 Congress Street
Boston, MA 02210

BlackRock, Inc. (f)	6,695,242	5.4
40 East 52nd Street
New York, NY 10022

The Vanguard Group, Inc. (g)	6,392,507	5.2
100 Vanguard Blvd.
Malvern, PA 19355

Scott D. Sheffield (h)(i)(j)(k)(m)	811,688	(b)

Richard P. Dealy (h)(i)(j)(m)	212,723	(b)

Mark S. Berg (i)(j)(m)	129,251	(b)

Chris J. Cheatwood (h)(i)(j)(k)(l)(m)	127,396	(b)

Timothy L. Dove (h)(i) (k)(m)	363,923	(b)

Thomas D. Arthur (i)(l)	18,115	(b)

Edison C. Buchanan (i)	25,709	(b)

Andrew F. Cates (i)(j)(l)	23,342	(b)

R. Hartwell Gardner (i)	32,015	(b)

Andrew D. Lundquist (i)(k)	20,635	(b)

Charles E. Ramsey, Jr. (i)(l)	14,923	(b)

Scott J. Reiman (i)	15,735	(b)

Frank A. Risch (i)	19,381	(b)

J. Kenneth Thompson (i)	1,569	(b)

Jim A. Watson (k)	10,315	(b)

All directors and executive officers as a group (19 persons) (j)(k)(l)(m)(n)	2,094,458	1.7

___________
(a)	Based on 123,013,926 shares of common stock outstanding.
(b)	Does not exceed one percent of class.
(c)	Based on a Schedule 13G/A (Amendment No. 3) filed with the SEC on February 14, 2012.
(d)	Based on a Schedule 13G filed with the SEC on February 10, 2012.
(e)	Based on a Schedule 13G filed with the SEC on February 14, 2012.
(f)	Based on a Schedule 13G/A (Amendment No. 2) filed with the SEC on February 13, 2012.
(g)	Based on a Schedule 13G/A (Amendment No. 1) filed with the SEC on February 9, 2012.
(h)
Includes the following number of shares subject to exercisable stock options: Mr. Sheffield, 85,337; Mr. Dealy, 40,368; Mr. Cheatwood, 25,363; Mr. Dove, 67,500; and all directors and executive officers as a group, 275,950.

(i)
Includes the following number of (i) unvested restricted shares or (ii) restricted stock units that will vest within 60 days: Mr. Sheffield, 45,156; Mr. Dealy, 54,061;  Mr. Berg, 34,693; Mr. Cheatwood, 40,421; Mr. Dove, 56,778; Mr. Arthur, 637; Mr. Buchanan, 675; Mr. Cates, 637; Mr. Gardner, 675; Mr. Lundquist, 637; Mr. Ramsey, 675; Mr. Reiman, 637; Mr. Risch, 637; Mr. Thompson, 735; Mr. Watson, 637; and all directors and executive officers as a group, 308,737.

(j)
Includes the following number of shares held in each respective officer’s or director's 401(k) account: Mr. Sheffield, 22,055; Mr. Dealy, 310; Mr. Berg, 9,850; Mr. Cheatwood, 130; Mr. Dove, 351; and Mr. Cates, 882.

(k)	Includes the following number of shares held in each respective officer’s investment retirement account: Mr. Sheffield, 37,827; Mr. Cheatwood, 2,000; and Mr. Lundquist, 1,500.
(l)
Includes the following number of shares held in the names of each respective officer’s or director's children or in trusts for the benefit of family members: Mr. Cheatwood, 4,500 shares; Mr. Arthur, 1,000 shares; Mr. Cates, 1,354 shares; and Mr. Ramsey 14,248.

(m)
Excludes the performance units that will vest if and to the extent predetermined performance targets are achieved assuming that performance targets are achieved.  For Messrs. Sheffield and Dove, excludes 53,789 and 31,915 restricted stock units, respectively.

(n)
None of the non-employee directors of the Company beneficially owns any equity securities of any subsidiary of the Company, including Pioneer Southwest. The following table sets forth certain information regarding the beneficial ownership of common units of Pioneer Southwest as of March 19, 2012, by each NEO of the Company and all directors and executive officers as a group:

Name of Person or Identity of Group	Number of Units*

Scott D. Sheffield	12,000

Richard P. Dealy	20,000

Mark S. Berg	11,426

Chris J. Cheatwood	10,000

Timothy L. Dove	8,068

All directors and executive officers as a group (19 persons)	77,394
___________
* Does not exceed one percent of class.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The executive officers and directors of the Company are required to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in common stock, as well as changes in that ownership.  To the Company’s knowledge, based solely on its review of these reports and written representations from these individuals that no other reports were required, all required reports were timely filed during 2011.

TRANSACTIONS WITH RELATED PERSONS

Employment of Tom Sheffield.  Tom Sheffield, the brother of Scott D. Sheffield, is employed at a subsidiary of the Company as the Vice President, Rockies Asset Team.  For 2011, Tom Sheffield was paid $257,000 in base salary and $205,600 in bonus and other benefits and received equity compensation awards under the Company’s 2006 Long-Term Incentive Plan having a grant date fair value for financial statement purposes of $387,753.  Scott D. Sheffield disclaims any interest in Tom Sheffield's compensation.

Bryan Sheffield and Well Operations Transaction.  On August 1, 2008, Bryan Sheffield, the son of Scott D. Sheffield, obtained from his maternal grandfather ownership of Parsley Energy Operations LLC (“Parsley Energy”), a company that operates 127 Spraberry field wells in which the Company holds an average 35 percent working interest.  For 2011, Parsley Energy received standard overhead and supervision fees for operating these wells in the amount of approximately $1,663,000 (with the Company's net share being $586,000).  Scott D. Sheffield disclaims any interest in any compensation paid to Bryan Sheffield from the operation of these wells.

Procedures for Review, Approval and Ratification of Related Person Transactions

The Company's Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee will periodically review all related person transactions that the rules of the SEC require be disclosed in the Company's Proxy Statement, and make a recommendation to the Board of Directors regarding the initial authorization or ratification of any such transaction.  In the event that the Board of Directors considers ratification of a related person transaction and determines not to so ratify, the Corporate Governance Guidelines provide that management will make all reasonable efforts to cancel or annul the transaction.  In February 2012, the Nominating and Corporate Governance Committee conducted its annual review of all such related person transactions.

The Corporate Governance Guidelines provide that in determining whether or not to recommend the initial approval or ratification of a related person transaction, the Nominating and Corporate Governance Committee should consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) whether there is an appropriate business justification for the transaction; (ii) the benefits that accrue to the Company as a result of the transaction; (iii) the terms available to unrelated third parties entering into similar transactions; (iv) the impact of the transaction on a director's independence (in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer); (v) the availability of other sources for comparable products or services; (vi) whether it is a single transaction or a series of ongoing, related transactions; and (vii) whether entering into the transaction would be consistent with the Company's Code of Business Conduct and Ethics.

There were no transactions since the beginning of 2011 that were required to be reported in "Transactions with Related Persons" where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

ITEM TWO

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE FOR ANNUAL ELECTION OF DIRECTORS

Article Sixth of the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) provides for the classification of the Company’s Board of Directors into three classes of directors (Classes I, II and III). Currently, directors in each class are elected every three years for three-year terms.

This classified structure has been in place since the Company’s inception as a public company. Since that time, the Board has believed that this structure provides the Board stability, continuity and independence, enhances director independence from management and provides protection against certain takeovers.

While the Board of Directors believes that the classified board structure has provided the Company with certain benefits, it recognizes that the general corporate governance trend among similar companies is to elect all directors annually.  Therefore, the Board of Directors unanimously approved, subject to stockholder approval at the Annual Meeting, an amendment to the Certificate of Incorporation, which would effect a declassification of the Board (the “Amendment”).  The text of the Amendment, including Article Sixth as it is proposed to be amended, is attached to this Proxy Statement as Appendix A.

The Company’s Board of Directors has determined that the classified board structure should be eliminated over time so that, from and after the 2015 Annual Meeting, all directors would be subject to annual election. The "declassification" process would be accomplished as follows:

•
At the 2012 Annual Meeting, the Class III directors whose terms currently expire at the 2012 Annual Meeting would be elected to hold office for a three-year term expiring at the 2015 Annual Meeting, consistent with the Certificate of Incorporation;

•	At the 2013 Annual Meeting, the Class I directors whose terms expire at the 2013 Annual Meeting would be elected to hold office for a term expiring at the 2014 Annual Meeting;

•	At the 2014 Annual Meeting, the Class I and Class II directors whose terms expire at the 2014 Annual Meeting would be elected to hold office for a term expiring at the 2015 Annual Meeting; and

•	At and after the 2015 Annual Meeting, all directors would be elected to hold office for one-year terms expiring at the next Annual Meeting and the Board of Directors would no longer be classified.

If the Amendment is approved by the Company’s stockholders, the Certificate of Incorporation would be amended to make certain ancillary changes to reflect the declassification of the Company’s Board as of the 2015 Annual Meeting. At present, because the Board is classified, the Certificate of Incorporation provides, consistent with Delaware law, that directors are removable only "for cause". The Amendment provides that subsequent to the 2015 Annual Meeting, any or all directors may be removed by stockholders "with or without cause" upon the requisite vote of the outstanding shares.

The Board of Directors believes that the Company’s stockholders should have the opportunity to vote on the election of all directors each year and that the elimination of the classified board structure is in the best interests of the Company and its stockholders. However, the Board of Directors also believes that declassification should be accomplished gradually, in part, so that no director's current term is shortened.  If the Company’s stockholders approve the Amendment, it will become effective upon filing with the Secretary of State of the State of Delaware. The Company plans to file the Amendment promptly after the Annual Meeting if the requisite stockholder vote is obtained.

Required Vote

Approval of the Amendment requires the affirmative “FOR” vote of the holders of not less than 66 2/3% of the votes entitled to be cast by the holders of all of the shares outstanding as of the record date.

Recommendation

The Board of Directors unanimously recommends stockholders vote FOR the approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for annual election of directors.

ITEM THREE

APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

There will be presented at the Annual Meeting a proposal to approve an amendment to the Pioneer Natural Resources Company Amended and Restated Employee Stock Purchase Plan (the “Plan”), to be effective September 1, 2012 if approved. The purpose of this amendment is to: (i) extend the term of the Plan, (ii) increase the number of shares issuable under the plan by 500,000 shares and (iii) reduce the period of time an employee must be employed by the Company in order to be eligible for participation in the Plan. The Company’s directors and officers will continue to be ineligible to participate in the Plan.

General

The Plan was originally adopted by the Board of Directors and approved by the Company’s stockholders on August 7, 1997, and a total of 750,000 shares of common stock were reserved for issuance under the Plan at that time. The Plan was later amended and restated, effective as of December 9, 2005, and again amended and restated effective September 1, 2007, but the number of shares has never been increased. The term of the Plan is set to expire on December 31, 2017. As of August 31, 2011 (the ending date of the last completed Option Period (as defined below) under the Plan), 625,003 shares had been issued, and 124,997 shares were available for future awards under the Plan.

The Company now desires to amend the Plan, contingent on stockholder approval, effective as of September 1, 2012. This amendment will (i) extend the term of the Plan until December 31, 2022, (ii) increase the number of shares issuable under the plan by 500,000 shares and (iii) reduce the period of time an employee must be employed by the Company in order to be eligible for participation in the plan. If the amendment is approved, the shares that remain available for future grants under the Plan as of the September 1, 2012 effective date will equal the difference between (1) 1,250,000 shares and (2) the sum of (A) 625,003 shares (the shares already issued pursuant to the Plan), and (B) the number of shares issued pursuant to the current Option Period (which began on January 1, 2012, and ends on August 31, 2012).  Based on the significant motivational and performance benefits that are achieved from employee ownership of the Company’s common stock, the Company believes that it is important to continue its practice of making grants under the Plan. The Company believes that this practice will be sustained by the amendments to extend the term of the Plan and to increase the number of shares issuable under the Plan. The Company believes that the amendment to reduce the period of time an employee must be employed by the Company in order to be eligible to participate will further enhance the Company’s ability to recruit qualified employees to join the Company and better enable the Company to achieve its growth strategy.

Summary of the Plan

The following summary of the Plan, which includes a discussion of the proposed amendment, does not purport to be a complete description of all provisions of the Plan and should be read in conjunction with, and is qualified in its entirety by reference to, the complete text of (i) the Plan, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, File No. 1-13245, filed with the SEC on August 9, 2007 and (ii) the form of amendment to the Plan, which is attached to this Proxy Statement as Appendix B.

Purpose

The purpose of the Plan is to provide the Company’s employees with an opportunity to purchase the Company’s common stock at a discount through payroll deductions and to align the interests of Company employees with those of stockholders. The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the “Code”). See “Federal Income Tax Consequences” below.

Administration

The Plan is administered by a committee (the “Plan Committee”) appointed by the Board of Directors. All questions of interpretation of the Plan are determined by the Plan Committee, whose decisions are final and binding upon all participants.

Eligibility

Currently, all employees (other than officers) of the Company and of each present or future parent or subsidiary corporation of the Company, within the meaning of sections 424(e) and (f) of the Code, other than a foreign parent or subsidiary corporation whose participation has not been approved by the Board of Directors, who have been employed for at least six months prior to the applicable Date of Grant (as defined below) and who are customarily employed at least 20 hours per week and at least five months per year, are eligible to participate in the Plan, subject to certain limitations imposed by section 423(b) of the Code (each an “Eligible Employee”). If the Company’s stockholders approve the proposed amendment, an employee (other than an officer) will become eligible to participate if he or she has been employed for at least one month prior to the applicable Date of Grant (as defined below), rather than six months. As of March 20, 2012, approximately 3,100 employees were eligible to participate in the Plan, as proposed to be amended.  Directors and officers are not eligible to participate in the Plan. A participant who withdraws from the Plan during an Option Period (as defined below) will be eligible to again participate in the Plan in a subsequent Option Period, provided the participant is otherwise an Eligible Employee at that time.

Offering Dates

The Company offers all Eligible Employees the option to purchase shares of common stock under the Plan. Except as otherwise determined by the Plan Committee, these options are granted on January 1 of each year (a “Date of Grant”). The term of each option granted under the Plan is for a period of eight (8) months, beginning on the Date of Grant and ending on the following August 31 (a “Date of Exercise”) (each such eight-month period is referred to as an “Option Period”).

Purchase Price

The purchase price per share at which shares of common stock are sold under the Plan is an amount equal to the lesser of (i) 85 percent of the fair market value of the common stock on the Date of Exercise or (ii) 85 percent of the fair market value of the common stock on the Date of Grant (the “Purchase Price”). The fair market value of a share of common stock on a given date is the last reported sale price, regular way, on the composite tape of the NYSE on that day. As of March 20, 2012, the closing price of a share of the Company’s common stock on the NYSE was $106.35.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares of common stock to be purchased under the Plan is accumulated by payroll deductions during each Option Period. For each participant, these payroll deductions may not exceed: (i) 15 percent of the amount of eligible compensation (which is generally defined to include all wages, salary, commissions and bonuses) from which the deduction is made, or (ii) an amount which will result in noncompliance with the limitations described below in the section entitled “Purchase of Stock; Exercise of Option.” Additionally, a deduction for any payroll period may not be in an amount less than $20.00. Such payroll deductions are credited to a book entry account established for each participant. An employee may, pursuant to certain limitations, discontinue participation in the Plan, but may not otherwise increase or decrease the rate of payroll deductions during any Option Period. If approved by the Plan Committee, (i) a participant may continue payroll deductions during a paid leave of absence, or (ii) a participant on an unpaid leave of absence may continue participation in the Plan by making cash payments on the participant’s normal pay days equal to the participant’s payroll deductions.

Purchase of Stock; Exercise of Option

The maximum number of shares placed under option to a participant in any Option Period cannot exceed the lesser of (i) 1,000 shares, and (ii) the number determined by dividing (A) the amount of payroll deductions during the Option Period (including any carryover amounts from the preceding Option Period and any cash payments made by the participant during an unpaid leave of absence) by (B) the Purchase Price, excluding all fractions. Unless a participant withdraws from the Plan, the participant’s option for the purchase of shares is exercised automatically on each Date of Exercise for the maximum number of whole shares at the applicable price. As soon as practicable following the end of each Option Period, the Company deposits in each participant’s brokerage account the number of whole shares of common stock purchased for such Option Period. Shares of common stock purchased under the Plan are uncertificated and evidenced by book entry in the brokerage accounts unless a certificate is requested by a participant in writing. Any balance remaining in a participant’s account following the exercise of the participant’s option in an Option Period is, at the Company’s election, either carried over to the next Option Period or refunded to the participant.

Notwithstanding the foregoing, no Eligible Employee is granted an option to purchase shares of common stock under the Plan if, immediately after the grant of the option, the employee would own five percent or more of the voting power or value of all classes of stock of the Company or its subsidiaries, nor is any Eligible Employee granted an option which would permit the employee to purchase, pursuant to the Plan, more than $25,000 worth of common stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year.

Withdrawal

Any participant may withdraw in whole from the Plan (i) at any time prior to 30 days before the Date of Exercise relating to a particular Option Period, or (ii) for a subsequent Option Period, by giving a notice of withdrawal to the Company at least 30 days prior to the beginning of such Option Period. Partial withdrawals are not permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal on a form prepared by the Plan Committee. The Company, promptly following the time when the notice of withdrawal is delivered, refunds to the participant the amount of the cash balance in his account under the Plan. Thereafter, the participant’s payroll deduction authorization and the participant’s interest in unexercised options under the Plan terminates automatically and without any further act on the participant’s part.

Capital Changes

Whenever any change is made in the common stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combinations, reclassification of shares, or other similar change, appropriate action is taken by the Plan Committee to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and purchase price of shares subject to options outstanding under the Plan.

Nonassignability

Each option is assignable or transferable only by will or by the laws of descent and distribution and is exercisable during the optionee’s lifetime only by the optionee. The Company will not recognize and is under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option, and any such attempt may be treated by the Company as an election to withdraw from the Plan.

Amendment and Termination of the Plan

The Board of Directors, in its discretion, may terminate the Plan at any time with respect to any shares for which options have not been granted. The Board of Directors has the right to alter or amend the Plan or any part thereof from time to time without the approval of the stockholders of the Company; provided, that no change in any option granted may be made that would impair the rights of the participant without the consent of such participant; and provided, further, that the Plan Committee may not make any alteration or amendment that would increase the aggregate number of shares that may be issued pursuant to the provisions of the Plan (other than as a result of the anti-dilution provisions of the Plan), change the class of individuals eligible to receive options under the Plan, cause options issued under the Plan to fail to meet the requirements for employee stock purchase plans as defined in section 423 of the Code, or otherwise modify the requirements as to eligibility for participation in the Plan, without the approval of the stockholders of the Company. The current termination date of the Plan is December 31, 2017. If the amendment of the Plan is approved by the stockholders at the Annual Meeting, the termination date of the Plan will be extended to December 31, 2022.

Federal Income Tax Consequences

The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of sections 421 and 423 of the Code. Under these provisions, no income is taxable to a participant at the time of grant of the option or purchase of the shares. Upon disposition of the shares, the participant is generally subject to tax in an amount that is determined based upon the participant’s holding period. If the shares have been held by the participant for more than two years after the Date of Grant, the lesser of (A) the excess of the fair market value of the shares at the time of such disposition over the Purchase Price or (B) the excess of the fair market value of the shares at the Date of Grant over the Purchase Price is treated as ordinary income, and any further gain or loss is treated as long-term capital gain or loss. If the shares are disposed of before the expiration of this two year holding period, the excess of the fair market value of the shares on the Date of Exercise over the Purchase Price is treated as ordinary income, and any further gain or loss on such disposition is long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two years from the Date of Grant.

The foregoing brief summary of the effect of federal income taxation upon the participants in the Company with respect to the purchase of shares under the Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of a participant’s death or the provisions of the income tax laws of any municipality, state or foreign country that may apply.

Employee Stock Purchase Plan Benefits Table

The number of shares of common stock, if any, that will be purchased by Eligible Employees under the Plan, as proposed to be amended, is dependent upon the payroll deduction elections in effect for the Eligible Employees at any given time in accordance with the terms of the Plan and, therefore, the benefits or number of shares of common stock that will in the future be received by or allocated to employees under the Plan cannot be determined. The following table sets forth the number of shares of common stock purchased and the dollar value of the benefit received by the employees participating in the existing Plan in 2011. Directors and officers, including the NEOs, are not eligible to participate in the Plan.

Groups	Number of Shares	Value of Benefit (1)
Scott D. Sheffield, Chairman of the Board and Chief Executive Officer	-	-
Richard P. Dealy, Executive Vice President and Chief Financial Officer	-	-
Mark S. Berg, Executive Vice President and General Counsel	-	-
Chris J. Cheatwood, Executive Vice President, Business Development and Geoscience	-	-
Timothy L. Dove, President and Chief Operating Officer	-	-
All current executive officers as a group	-	-
All current directors who are not executive officers as a group	-	-
All employees, including all current officers who are not executive officers, as a group	46,310	$543,216
Total	46,310	$543,216
___________
(1)
Represents the product of (i) the number of shares purchased times (ii) the difference between the Purchase Price of $66.44 and $78.17, the closing price of the Company's common stock on August 31, 2011, the Date of Exercise.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information about the Company's equity compensation plans as of December 31, 2011:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (3)
Equity Compensation Plans Approved by Security Holders:	-	-	-
Pioneer Natural Resources Company:
2006 Long-Term Incentive Plan	26,905	$22.64	3,394,400
Long-Term Incentive Plan (adopted 1997)	-	-	-
Employee Stock Purchase Plan	-	-	124,997
Equity Compensation Plans Not Approved by Security Holders	-	-	-
Total:	26,905	$22.64	3,519,397
___________
(1)
There are no outstanding warrants or equity rights awarded under the Company’s equity compensation plans. The securities listed do not include restricted stock awarded under the Company’s previous Long-Term Incentive Plan (adopted 1997) and the Company’s 2006 Long-Term Incentive Plan.

(2)	The weighted average exercise price applies only to outstanding stock option awards.
(3)
In May 2006, the Company’s stockholders approved the 2006 Long-Term Incentive Plan, which provided for the issuance of up to 4.6 million shares of common stock, and in May 2009, the stockholders approved an amendment to the 2006 Long-Term Incentive Plan increasing the number of shares issuable under the plan by 4.5 million shares. No additional awards may be made under the prior Long-Term Incentive Plan (adopted 1997). The number of remaining securities available for future issuance under the Employee Stock Purchase Plan is based on the original authorized issuance of 750,000 shares less 625,003 cumulative shares issued through December 31, 2011. The Company expects to issue to participants approximately 59,900 shares of common stock under the Employee Stock Purchase Plan during the current Option Period, assuming a purchase price of 85 percent of the fair market value of the common stock on the Date of Grant (if the fair market value on the Date of Exercise is lower, the Purchase Price will be lower and more shares will be issued).

(4)
The number of remaining securities for future issuance reflects the deduction of the maximum number of shares that could be issued pursuant to grants of performance units outstanding at December 31, 2011.

Required Vote

Approval of the proposed amendment to the Plan requires the affirmative “FOR” vote of a majority of the votes present and entitled to vote on the proposal.  Unless marked to the contrary, proxies received will be voted “FOR” approval of an amendment to reduce the period of time an employee must be employed by the Company in order to be eligible to participate in the Plan.

Recommendation

The Board of Directors believes strongly that the approval of the amendment to the ESP Plan is essential to the Company’s continued success. The Company’s employees are one of the Company’s most valuable assets and the ability to recruit qualified employees to join the Company is an important element in achieving the Company’s growth strategy. For the reasons stated above, the stockholders are being asked to approve the amendment to the ESP Plan.

The Board of Directors unanimously recommends stockholders vote FOR the approval of the amendment to the Company’s Amended and Restated Employee Stock Purchase Plan.

ITEM FOUR

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as the independent registered public accounting firm of the Company for 2012. Ernst & Young LLP has audited the Company's consolidated financial statements since 1998.  The 2011 audit of the Company's annual consolidated financial statements and effectiveness of internal control over financial reporting was completed on February 29, 2012.

The Board of Directors is submitting the selection of Ernst & Young LLP for ratification at the Annual Meeting.  The submission of this matter for approval by stockholders is not legally required, but the Board of Directors and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the Board of Directors and the Audit Committee about an important aspect of corporate governance.  If the stockholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider the selection of that firm as the Company's independent registered public accounting firm.

The Audit Committee has the sole authority and responsibility to retain, evaluate and replace the Company's independent registered public accounting firm.  The stockholders' ratification of the appointment of Ernst & Young LLP does not limit the authority of the Audit Committee to change independent registered public accounting firms at any time.

Audit Fees.  The aggregate fees of Ernst & Young LLP for professional services rendered for the (i) audit of the Company's annual consolidated financial statements included in its Annual Report on Form 10-K; (ii) audit of the Company's internal control over financial reporting;  (iii) reviews of the Company's quarterly financial statements included in its Quarterly Reports on Form 10-Q; (iv) services rendered to the Company’s consolidated subsidiary, Pioneer Southwest, in connection with the audit of its annual consolidated financial statements and review of its quarterly financial statements; and (v) services in connection with the Company's and Pioneer Southwest’s other filings with the SEC, including review and preparation of registration statements, comfort letters, consents and research necessary to comply with generally accepted auditing standards for the years ended December 31, 2011 and 2010, were $2,753,000 and $2,550,000, respectively.

Audit-Related Fees.  The aggregate fees of Ernst & Young LLP for audit-related services provided to the Company totaled $123,000 and $107,000 during each of the years ended December 31, 2011 and 2010, respectively.  Audit-related services comprised audits of the Company's 401(k) Plan and certain affiliated partnerships and subsidiaries, and related out-of-pocket expenses.

Tax Fees.  The aggregate fees of Ernst & Young LLP for tax services provided to the Company totaled $69,000 and $13,000 during the years ended December 31, 2011 and 2010, respectively. Tax services were primarily comprised tax return preparation and review services for the Company's international subsidiaries and consultation on various tax issues.

All Other Fees. The aggregate fees of Ernst & Young LLP for other services provided to the Company during each of the years ended December 31, 2011 and 2010 totaled $2,000.  The other services comprised access to Ernst & Young LLP's on-line research services.

The Charter of the Company's Audit Committee requires that the Audit Committee review the plan, scope and estimated fees of Ernst & Young LLP's audit, audit-related, tax and other services and pre-approve such services.  The Audit Committee pre-approved 100 percent of the services described above under the captions "Audit Fees," "Audit-Related Fees," "Tax Fees" and "All Other Fees."

The Company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2012.

ITEM FIVE

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act amended the Securities Exchange Act of 1934 by adding Section 14A, which requires public companies to conduct a separate shareholder advisory vote to approve the compensation of executives, commonly known as a “say-on-pay” proposal. Accordingly, the Board of Directors is submitting for an advisory vote a proposal that the Company’s stockholders approve the compensation of the NEOs.

As described in the Compensation Discussion and Analysis above, the Company’s executive compensation program is designed to “pay for performance” based on a proper allocation among long-term and short-term goals developed to establish a proper balance of risks in achieving goals.

The Board of Directors recommends that the Company’s stockholders vote in favor of the following advisory resolution:

“Resolved, that the stockholders of Pioneer Natural Resources Company approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed in the Proxy Statement for this Annual Meeting pursuant to Item 402 of

Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative executive compensation disclosures included in the Proxy Statement for this Annual Meeting.”

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of the NEOs, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.  The vote is advisory, which means that the vote is not binding on the Company, the Board of Directors or the Compensation Committee.  Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of the Company’s stockholders, and will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors unanimously recommends that stockholders vote FOR the proposal to approve, on an advisory basis, the named executive officer compensation as described in this Proxy Statement.

ITEM SIX

STOCKHOLDER PROPOSAL RELATING TO INDEPENDENT CHAIRMAN

The following item for consideration is a proposal submitted by a stockholder seeking advisory votes to change the Company’s governance. The vote is advisory, which means that the vote is not binding on the Company, the Board of Directors or any committee of the Board of Directors.

Stockholder Proposal

The State of New York Common Retirement Fund, 633 Third Avenue, 31st Floor, New York City, New York, 10017, which states that it is the beneficial owner of 402,100 shares of Pioneer Common Stock as of December 5, 2011, proposes to present the following resolution for adoption at the Annual Meeting. In accordance with applicable proxy regulations, the Company has included the following stockholder proposal and supporting statement submitted by the proponent.

Resolved:  That shareholder’s of Pioneer Natural Resources (''Pioneer” or the “Company'') ask the Board of Directors to adopt a policy that the Board's Chairman be an independent director according to the definition set forth in the New York Stock Exchange listing standards, unless the Company's common stock ceases being listed there and is listed on another exchange, at which point, that exchange's standard of independence should apply. If the Board determines that a Chairman who was independent when he or she was selected is no longer independent, the Board shall promptly select a new Chairman who satisfies this independence requirement. Compliance with this requirement may be excused if no director who qualifies as independent is elected by shareholders or if no independent director is willing to serve as Chairman. This independence requirement shall apply prospectively so as not to violate any Company contractual obligation at the time this resolution is adopted.

Supporting Statement

Pioneer's CEO, Scott Sheffield, also serves as chairman of the Company's board of directors.  As Intel former chairman Andrew Grove stated, "The separation of the two jobs goes to the heart of the conception of a corporation. Is a company a sandbox for the CEO, or is the CEO an employee? If he's an employee, he needs a boss, and that boss is the board. The chairman runs the board. How can the CEO be his own boss?"

In our view, an independent board chair provides a better balance of power between the CEO and the board and supports independent board leadership and functioning. The primary duty of a board of directors is to oversee the management of a company on behalf of its shareholders. But if a CEO also serves as chair, we believe this presents a conflict of interest that can result in excessive management influence on the board, weakening the board's oversight of management.

In March 2009, the Chairmen's Forum, a group of more than 50 current and former board directors, chief executives, investors and governance experts hosted by Yale's Millstein Center, endorsed the voluntary adoption of independent, non-executive chairmen of the board, finding that "the independent chair curbs conflicts of interest, promotes oversight of risk, manages the relationship between the board and CEO, serves as a conduit for regular communication with shareowners, and is a logical next step in the development of an independent board." (Chairing the Board: The Case for Independent Leadership in Corporate North America, Millstein Center,
2009).

Globally companies are now routinely separating the jobs of chair and CEO: in 2009 less than 12 percent of incoming CEOs were also made chairmen, compared with 48 percent in 2002 (CEO Succession 2000-2009: A Decade of Convergence and Compression, Booz & Co., 2010). We believe that independent board leadership would be particularly constructive at Pioneer given that the Board, as of December 5, 2011, has not announced its intention to implement two shareholder proposals that received majority votes at the Company's last annual meeting.

The Company’s Statement In Opposition to the Proposal

THE BOARD OF DIRECTORS OPPOSES THIS STOCKHOLDER PROPOSAL AND UNANIMOUSLY RECOMMENDS A VOTE AGAINST ITEM SIX FOR THE FOLLOWING REASONS:

The Board of Directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duties to stockholders and pursuing the Company’s goal of building sustainable long-term growth in stockholder value.  The Board believes that its current governance practices provide such a framework.  For example, over the three-year period covering 2009, 2010 and 2011, the Company was the top performing stock in its peer group, recording a price increase of 453%.  The Company was also the top energy stock and the fourth best performer overall in the S&P 500 over the 2009 through 2011 period.

The Board of Directors and its Nominating and Corporate Governance Committee closely monitor corporate governance developments. Further, the Board continually seeks to improve and enhance its corporate governance practices by periodically reviewing the Company’s existing practices in light of the current corporate governance environment and retaining or implementing practices that it believes serve the best interests of the Company’s stockholders. As a result of such a review, the Company allowed the Company’s stockholder rights plan to expire at the end of its term in July 2011, has implemented majority voting for directors and has recommended that the stockholders of the Company approve an amendment to the

Company’s Amended and Restated Certificate of Incorporation to provide for the annual election of directors. However, the Board believes that the changes advocated in this stockholder proposal are not in the best interests of the Company’s stockholders.

The Board of Directors believes that the stockholders’ interests are best served when the Board’s independent members are fully involved in the Company’s strategy and establish independent oversight of management. While the Board believes that the combined role of Chairman and CEO is currently the best governance structure for the Company because it promotes unified leadership and direction for the Company, the Board has taken several steps to ensure that the Board can oversee management effectively. Most important, the Board remains committed to having both a substantial majority of independent directors and maintaining an independent Lead Director whenever the roles of Chairman of the Board and CEO are held by the same person. The Board believes that designating a Lead Director and having a substantial majority of independent directors provides an effective counterbalance to the combined Chairman and CEO role.

To ensure a strong and independent board, all directors of the Company, other than Mr. Sheffield, are "independent" under the rules of the NYSE and the Company’s categorical standards, and each of the Company’s standing committees is composed solely of independent directors. Furthermore, the Company’s Corporate Governance Guidelines provide that if the Chairman is also the CEO, the Board will designate one of its members as the Lead Director to serve as the chair of the Nominating and Corporate Governance Committee. As described in the Corporate Governance section above, the Company’s Lead Director’s principal responsibilities include:

•	providing, in conjunction with the Chairman, leadership and guidance to the Board;

•
presiding at the executive sessions of the independent directors, which are held in conjunction with each regularly scheduled quarterly meeting of the Board, and possessing the authority to call such executive sessions;

•	coordinating the nature, quality, quantity and timeliness of information sent to the Board in advance of meetings;

•	in consultation with the Chairman and Secretary, establishing the agenda and meeting schedules for each meeting of the Board, taking into account suggestions of other directors; and

•
serving as the Board's contact for direct employee and stockholder communications with the Board, including making himself or herself available for consultation with major stockholders from time to time.

In addition, all directors have complete access to the Company’s management team, are encouraged to suggest the inclusion of agenda items of Board meetings, and are free to raise at any Board meeting items that are not on the agenda for that meeting.

The Board will continue to consider the pros and cons of separating or combining the Chairman and CEO positions whenever the issue arises, but the Board believes that it is in the best interests of the Company and its stockholders for the Board to continue to have the flexibility to determine the appropriate leadership structure of the Board of Directors.

During Mr. Sheffield’s tenure as CEO, the Board has operated with and without Mr. Sheffield serving as Chairman.  At present, the independent directors believe that Mr. Sheffield is the director best qualified to serve as Chairman because of his in-depth knowledge of the Company’s business, which allows for a single, clear focus for management to execute the

Company’s strategy and business plans. While at this time, the Board has determined that the appropriate structure is to have the same person serve as CEO and Chairman of the Board and to designate an independent Lead Director, the Board could determine in the future (as it has in the past) that it would be best to change that leadership structure. Implementing this proposal would mandate a single form of leadership structure and deprive the Board of its ability to make changes as necessary, and to conduct its business in what it believes to be the most efficient and effective manner.

Recommendation

The Board of Directors opposes this stockholder proposal and unanimously recommends that stockholders vote AGAINST the approval of the stockholder proposal.

STOCKHOLDER PROPOSALS; IDENTIFICATION OF DIRECTOR CANDIDATES

Stockholder Proposals for the 2013 Annual Meeting

Any stockholder of the Company who desires to submit a proposal for action at the 2013 annual meeting of stockholders and wishes to have the proposal ("Rule 14a-8 Proposal") included in the Company's proxy materials, must follow the procedures set forth in Rule 14-8 under the Securities Exchange Act of 1934 and must submit the Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 6, 2012, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company's proxy materials.

In addition to the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, stockholders desiring to propose action at the 2013 annual meeting of stockholders must also comply with Article Nine of the Company’s Amended and Restated Certificate of Incorporation.  Under Article Nine, a stockholder must submit written notice of the proposed business to the Company no later than 60 days before the annual meeting or, if later, 10 days after the first public notice of the annual meeting is sent to stockholders.  The written notice must set forth all of the information required by Article Nine, including (i) the nature of the proposal with particularity, including the exact text of the proposal, (ii) the stockholder's name, business and residential addresses and telephone numbers, ownership of the Company’s stock and other personal information, and (iii) any interest of the stockholder in the proposed business.  The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business not properly brought before the meeting.

Under Rule 14a-4(c) of the Securities Exchange Act of 1934, the Board of Directors may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2013 annual meeting of stockholders that the stockholder does not seek to have included in the Company’s proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how the Board of Directors intends to exercise its discretion to vote on the matter, unless the Company is notified of the proposal on or before February 19, 2013, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2).  If the Company first receives notice of the matter after February 19, 2013, and the matter nonetheless is permitted to be presented at the 2013 annual meeting of stockholders, the Board of Directors may exercise discretionary voting authority with respect to the matter without including any discussion of the matter in the proxy statement for the meeting.  The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.  “Discretionary voting authority” is the ability to vote proxies that stockholders have executed and submitted to the Company, on matters not specifically reflected in the Company's proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

Written requests for inclusion of any stockholder proposal should be addressed to the Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039.  The Company suggests that stockholder proposals be sent by certified mail, return receipt requested.

Director Nominations

The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility to identify, evaluate and recommend to the Board nominees for election at the annual meeting of stockholders, as well as for filling vacancies or additions on the Board of Directors that may occur between annual meetings. In considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee will consider the entirety of each candidate’s credentials, including his or her experience, if applicable, as a current director of the Company.  There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Nominating and Corporate Governance Committee, as different factors may assume greater or lesser significance at particular times and the needs of the Board of Directors may vary in light of its composition and the Nominating and Corporate Governance Committee’s perceptions about future issues and needs.  However, while the Nominating and Corporate Governance Committee does not maintain a formal list of qualifications, in making its evaluation and recommendation of candidates, the Nominating and Corporate Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a large U.S. independent oil and gas company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board of Director duties; and who are likely to be able to serve on the Board of Directors for a sustained period.

The Nominating and Corporate Governance Committee endeavors to achieve for the Board of Directors an overall balance of diversity of experience at policy-making levels with a complimentary mix of skills and professional experience in areas relevant to the Company’s business, while also endeavoring to ensure that the size of the Board is appropriate to function effectively and efficiently. The Nominating and Corporate Governance Committee believes it has achieved that balance through the representation on the Board of Directors of members having experience in the oil and gas industry, law, accounting and investment analysis, among other areas.

In identifying potential director candidates, the Nominating and Corporate Governance Committee relies on any source available for the identification and recommendation of candidates, including its directors, officers and stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate is recommended by a stockholder or not.  However, in evaluating a candidate’s relevant business experience, the Nominating and Corporate Governance Committee may consider previous experience as a member of a board of directors.  The Nominating and Corporate Governance Committee will also consider such factors as diversity, including differences in viewpoints, background, education, gender and/or ethnicity, age, and other individual qualifications and attributes.  In addition, the Nominating and Corporate Governance Committee from time to time may engage a third party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third party search firm will be paid a fee.  The Company is committed to considering candidates for the Board regardless of gender, race, ethnicity and national origin.

Any stockholder desiring to nominate an individual for election to the Board of Directors must comply with Article Nine of the Company’s Amended and Restated Certificate of Incorporation as described above with respect to stockholder proposals. To be considered at an annual meeting, a nomination must be submitted in writing to the Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039, no later than 60 days before the annual meeting or, if later, 10 days after the first public notice of the annual meeting is sent to stockholders.  In addition, the nominating stockholder’s notice must set forth all of the information required by Article Nine, including the following:

•	the nominee's name, address and other personal information;

•	the number of shares of each class and series of stock of the Company beneficially owned by such nominee;

•	the nominating stockholder's name, business and residential addresses and telephone numbers, ownership of the Company’s stock and other personal information; and

•	all other information required to be disclosed pursuant to Regulation 14A of the Securities Exchange Act of 1934.

Each submission must also include a statement of the qualifications of the nominee, a notarized consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with members of the Nominating and Corporate Governance Committee and the Board of Directors. In addition, as a condition of nomination, each director nominee must deliver to the Company an irrevocable letter of resignation that becomes effective if the nominee does not receive a majority of the votes cast for his or her election and the Board of Directors decides to accept the resignation.

SOLICITATION OF PROXIES

Solicitation of Proxies may be made via the internet, by mail, and by personal interview or telephone by officers, directors and regular employees of the Company.  These directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.  The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses.  In addition, the Company has retained D.F. King & Co., Inc. to assist in solicitation for a fee estimated not to exceed $10,500.  The Company will bear all costs of solicitation.

STOCKHOLDER LIST

In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Irving, Texas, a list of the stockholders entitled to vote at the Annual Meeting.  The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting.  The Company’s principal executive offices are located at 5205 North O’Connor Boulevard, Suite 200, Irving, Texas 75039.

ANNUAL REPORT AND OTHER INFORMATION

The Company's 2011 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, is being made available to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

The Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov.  Upon written request by a stockholder, the Company will mail, without charge, a copy of the Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Form 10-K. Exhibits to the Form 10-K are available upon payment of a reasonable fee, which is limited to the Company’s expenses in furnishing the requested exhibit.  Such requests may be made by writing to the Corporate Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039.

One copy of the Notice, this Proxy Statement and the 2011 Annual Report to Stockholders (the “Proxy Materials”) will be sent to stockholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages.  This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing this year and you would like to have additional copies of this Proxy Statement and 2011 Annual Report to Stockholders mailed to you or you would like to opt out of this practice for future mailings, the Company will promptly deliver such additional copies to you if you submit your request in writing to Corporate Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 200, Irving, Texas 75039, or call (972) 444-9001. You may also contact the Company in the same manner if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.  The Proxy Materials are also available at www.cstproxy.com/pioneer/2012.

INTERNET AND PHONE VOTING

For shares of stock that are registered in your name, you may vote by internet or phone using procedures provided by the Company's transfer agent, Continental Stock Transfer & Trust Company ("Continental").  Votes submitted by internet or phone must be received by 7:00 p.m., Eastern Time, on Wednesday, May 16, 2012.  The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

The internet and phone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly.  Stockholders voting by internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from internet access providers and telephone companies.

For shares of stock that are registered in a street name (the stockholder owns shares in the name of a bank, broker or other holder of record on the books of the Company's transfer agent), you will receive instructions with your proxy materials that you must follow in order to have your shares voted.  Please review your Proxy or voting instruction card to determine whether you can vote by phone or electronically.

******

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE OR IF YOU HAVE RECEIVED PAPER COPIES OF THE PROXY MATERIAL, BY COMPLETING, SIGNING AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

By Order of the Board of Directors

Mark H. Kleinman
Secretary

Irving, Texas
April 5, 2012

APPENDIX A

STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PIONEER NATURAL RESOURCES COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of Pioneer Natural Resources Company, resolutions were adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and that said amendment should be presented to the stockholders of said corporation at the 2012 Annual Meeting of Stockholders for approval thereof.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the proposed amendment was presented to the stockholders of said corporation at its 2012 Annual Meeting of Stockholders duly called and held on the 17th day of May 2012 in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of this corporation be amended by changing Article SIXTH thereof to read as follows:

SIXTH: The number, classification, and terms of the board of directors of the Corporation and the procedures to elect directors, to remove directors, and to fill vacancies in the board of directors shall be as follows:

1.           The number of directors that shall constitute the whole board of directors shall from time to time be fixed exclusively by the board of directors by a resolution adopted by a majority of the members of the board of directors serving at the time of that vote. In no event shall the number of directors that constitute the whole board of directors be fewer than three or more than twenty-one. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation otherwise provide.

2.           Except as otherwise provided by this paragraph 2, until the election of directors at the annual meeting of stockholders in 2015, the board of directors of the Corporation shall be divided into three classes designated Class I, Class II and Class III, respectively, and all as nearly equal in number as possible.  Each director who is serving as a director immediately following the 2012 annual meeting of stockholders, or is thereafter elected or appointed a director, shall hold office until the expiration of the term for which he or she has previously been elected or appointed, and until his or her successor shall be duly elected and qualified, or until death, resignation or removal. At the 2013 annual meeting of stockholders, the successors of the class of directors whose terms expire at that meeting shall be elected for terms expiring at the 2014 annual meeting of stockholders. At the 2014 annual meeting of stockholders, the successors of the class of directors whose terms expire at that meeting shall be elected for terms expiring at the 2015 annual meeting of stockholders. At the 2015 annual meeting of stockholders, and at each annual meeting of stockholders thereafter, all directors shall be elected for terms expiring at the next annual meeting of stockholders.  Until the election of directors at the annual meeting of stockholders in 2015, if the number of directors that constitutes the whole board of directors is changed as permitted by this Article Sixth, the majority of the members of the board of directors serving at the time of the vote to make such change shall also fix and determine the number of directors comprising each class.

Appendix A

3.           Vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause and newly-created directorships resulting from any increase in the authorized number of directors shall be filled by a majority vote of the remaining directors then in office, though less than a quorum, or by the sole remaining director. Until the election of directors at the annual meeting of stockholders in 2015, each director chosen to fill a vacancy in the board of directors shall receive the classification of the vacant directorship to which he or she has been appointed or, if it is a newly created directorship, shall receive the classification that at least a majority of the board of directors designates and shall hold office until the first meeting of stockholders held after his or her appointment for the purpose of electing directors of that classification and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal from office. From and after the annual meeting of stockholders in 2015, each director chosen to fill a vacancy in the board of directors shall hold office until the first meeting of stockholders held after his or her appointment for the purpose of electing directors and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal from office.

4.           Until the election of directors at the annual meeting of stockholders in 2015, no director of any class of directors of the Corporation shall be removed before the expiration of that director’s term of office except for cause and by an affirmative vote of the holders of not less than two-thirds in voting power of the outstanding shares entitled to vote thereon cast at the annual meeting of stockholders or at any special meeting of stockholders called for this purpose by a majority of the members of the board of directors serving at the time of that vote.

5.           Notwithstanding the foregoing, the election, removal and the filling of vacancies with respect to directors elected separately by any series of Preferred Stock shall be governed by the terms of the Preferred Stock Designation establishing such series.

6.           Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by this Certificate of Incorporation, until the election of directors at the annual meeting of stockholders in 2015, the affirmative vote of the holders of not less than two-thirds in voting power of the shares of the Corporation then entitled to be voted in an election of directors, voting together as a single class, shall be required to amend or repeal or to adopt any provision inconsistent with, this Article Sixth. From after the annual meeting of stockholders in 2015, the affirmative vote of the holders of not less than a majority in voting power of the shares of the Corporation then entitled to be voted in an election of directors, voting together as a single class, shall be required to amend or repeal or to adopt any provision inconsistent with, this Article Sixth.

IN WITNESS WHEREOF, Pioneer Natural Resources Company has caused this Certificate of Amendment to be signed by its [_____________] and attested by its Corporate Secretary, this _____ day of May, 2012.

PIONEER NATURAL RESOURCES COMPANY

	By:	________________________________________
[name and title]

ATTEST:

_________________________________________________
Mark H. Kleinman, Corporate Secretary

Appendix A

APPENDIX B

FIRST AMENDMENT TOAMENDED AND RESTATED PIONEER NATURAL RESOURCES COMPANY
EMPLOYEE STOCK PURCHASE PLAN

This First Amendment (this “Amendment”) to the Amended and Restated Pioneer Natural Resources Company Employee Stock Purchase Plan (the “Plan”) is made and executed by Pioneer Natural Resources Company, a Delaware Corporation (the “Company”).

W I T N E S S E T H   T H A T:

WHEREAS, the Pioneer Natural Resources Company Employee Stock Purchase Plan was adopted by the Board of Directors  of the Company (the “Board’) and approved by the stockholders of the Company on August 7, 1997;

WHEREAS, the Company amended and restated the Plan on December 9, 2005 to incorporate prior amendments and make certain other changes;

WHEREAS, the Company further amended and restated the Plan effective September 1, 2007;

WHEREAS, the Company now desires to amend the Plan;

NOW, THEREFORE, in consideration of the premises and pursuant to the authority reserved thereunder, the Pioneer Natural Resources Company Employee Stock Purchase Plan is hereby amended as follows:

1.           Section 4 of the Plan shall be amended and restated to read as follows:

4.           Eligibility. All employees, other than officers, of the Company and the Participating Companies who have been employed by the Company or any Participating Company (including any predecessor company) since the first day of the month that precedes the applicable date of grant (defined below) (including any authorized leave of absence meeting the requirements of Treasury Regulation § 1.421 -7(h)(2)) and who are customarily employed at least 20 hours per week and at least five (5) months per year shall be eligible to participate in the Plan; provided, however, that no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporation (within the meaning of Sections 423(b)(3) and 424(d) of the Code) (“Eligible Employee”). By way of example, if the date of grant is January 1 of a year, an employee must have been employed by the Company or a Participating Company since December 1 of the prior calendar year and otherwise meet the conditions set forth in the Plan in order to be an Eligible Employee.

2.           The first sentence of Section 5 of the Plan shall be amended and restated to read as follows:

Subject to the provisions of paragraph 12 (relating to adjustment upon changes in stock), the aggregate number of shares of the authorized common stock, par value $.01 per share, of the Company (the “Stock”) which may be sold pursuant to options granted under the Plan shall not exceed 1,250,000 less the total number of shares sold under the Plan from the adoption of the Plan through the effective date of this amendment and restatement of the Plan.

3.           Section 14 of the Plan shall be amended and restated to read as follows:

14.           Term of the Plan. This amended and restated version of the Plan shall be effective as of September 1, 2007.  If not sooner terminated under the provisions of paragraph 15, the Plan shall terminate upon and no further options shall be granted after December 31, 2022.

4.           This Amendment shall be effective as of September 1, 2012.

EXECUTED this ____ day of May, 2012.
PIONEER NATURAL RESOURCES COMPANY
By:	_____________________________________________
[name and title]

Appendix B

VOTE BY INTERNET OR TELEPHONE
QUICK***EASY***IMMEDIATE

PIONEER NATURAL RESOURCES COMPANY

PROXY SOLICITED FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2012

TO VOTE BY INTERNET
www.cstproxyvote.com
Have this proxy card in hand when you access the above website.  Follow the instructions on the screen to vote your shares.

TO VOTE BY PHONE
Call toll-free (in the U.S.)  1-866-894-0537.
Have this proxy card in hand when you call, and follow the instructions.

Your internet or phone vote works in the same manner as if you marked, signed and returned your proxy card by mail.

If you vote by internet or phone, please do not return the card below.

TO VOTE BY MAIL
Mark, sign and date the proxy card below, detach it and return it in the postage-paid envelope provided.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
PROXY BY MAIL
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WILL VOTE “FOR” THE PROPOSALS AS TO ITEMS 1, 2, 3, 4 AND 5; AND “AGAINST” THE PROPOSAL AS TO ITEM 6. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED. Please mark your votes like this [ X ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3, 4 AND 5; AND “AGAINST” ITEM 6.
ITEM 1 - ELECTION OF DIRECTORS
Thomas D. Arthur
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN
Andrew F. Cates
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN
Scott J. Reiman
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN
Scott D. Sheffield
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 2 – APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 3 - APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 4 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 5 - ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 6 - STOCKHOLDER PROPOSAL RELATING TO INDEPENDENT CHAIRMAN
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE BY INTERNET OR PHONE, PLEASE READ THE INSTRUCTIONS ABOVE.

Signature _________________________ Signature ___________________________  Date ________

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title.

If you have received a paper copy of the proxy materials, you may elect to receive future proxy materials by email.  Making this election will conserve both resources and the environmental impact of printing and mailing hard copies of proxy material, thus saving trees, energy used and solid waste.

If you choose to elect email delivery, please call Continental Stock Transfer at 1-888-509-5586 and provide your email address.

Access to Pioneer stockholder account information and other stockholder services are available on the internet!

Visit Continental Stock Transfer's website at
www.continentalstock.com
for their Internet Stockholder Service - ContinentaLink

Through this service, shareholders can change addresses, receive electronic forms and view account transaction history and dividend history.

To access this service, visit the website listed above.  At “ContinentaLink” on the right side of the home page, select “Shareholder Log In.”  From there, you can either “View a Sample Account” or you can register (choose “First Time Visitor” then “New Member Sign-Up”).  Guidance is provided on the website.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE
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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

PIONEER NATURAL RESOURCES COMPANY

The undersigned hereby appoints Richard P. Dealy and Mark S. Berg, and each of them, as attorneys in fact and proxies with full power of substitution and revocation as to each of them, to represent the undersigned and to vote all the shares of common stock of Pioneer Natural Resources Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 17, 2012, and any adjournment or postponement thereof, upon the matters set forth on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)

VOTE BY INTERNET OR TELEPHONE
QUICK***EASY***IMMEDIATE

PIONEER NATURAL RESOURCES COMPANY

PROXY SOLICITED FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2012

TO VOTE BY INTERNET
www.cstproxyvote.com
Have this proxy card in hand when you access the above website.  Follow the instructions on the screen to vote your shares.

TO VOTE BY PHONE
Call toll-free (in the U.S.)  1-866-894-0537.
Have this proxy card in hand when you call, and follow the instructions.

Your internet or phone vote works in the same manner as if you marked, signed and returned your proxy card by mail.

If you vote by internet or phone, please do not return the card below.

TO VOTE BY MAIL
Mark, sign and date the proxy card below, detach it and return it in the postage-paid envelope provided.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE
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PROXY BY MAIL
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WILL VOTE “FOR” THE PROPOSALS AS TO ITEMS 1, 2, 3, 4 AND 5; AND “AGAINST” THE PROPOSAL AS TO ITEM 6. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED. Please mark your votes like this [ X ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3, 4 AND 5; AND “AGAINST” ITEM 6.
ITEM 1 - ELECTION OF DIRECTORS
Thomas D. Arthur
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN
Andrew F. Cates
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN
Scott J. Reiman
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN
Scott D. Sheffield
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 2 – APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 3 - APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 4 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 5 - ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

ITEM 6 - STOCKHOLDER PROPOSAL RELATING TO INDEPENDENT CHAIRMAN
[  ]  FOR       [  ]  AGAINST       [  ]  ABSTAIN

IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE BY INTERNET OR PHONE, PLEASE READ THE INSTRUCTIONS ABOVE.

Signature _________________________ Signature ___________________________  Date ________

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation or partnership, sign in full corporate or partnership name by duly authorized officer and give title.

The Annual Meeting of Stockholders will be held on May 17, 2012.  Your voting instruction must be received by 5:00 p.m. Eastern Time, on May 14, 2012 to allow Vanguard to vote according to your instruction.

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PROXY

PIONEER NATURAL RESOURCES USA, INC. 401(k) PLAN

TO:  THE VANGUARD FIDUCIARY TRUST COMPANY, TRUSTEE FOR THE EMPLOYER MATCHING CONTRIBUTION (STOCK ACCOUNT) OF THE PIONEER NATURAL RESOURCES USA, INC. 401(k) AND MATCHING PLAN

In connection with the proxy materials I received relating to the Annual Meeting of Stockholders of Pioneer Natural Resources Company to be held on May 17, 2012, I direct you to execute a proxy with respect to all shares of common stock of Pioneer to which I have the right to give voting instructions under the 401(k) plan upon the matters set forth on the reverse side.  I understand you will hold these instructions strictly confidential.

(Continued, and to be marked, dated and signed, on the other side)